[Graphic]
Federated Investors
Federated World Utility Fund 4TH ANNUAL REPORT NOVEMBER 30, 1997 ESTABLISHED
1994

President's Message
[Graphic]
Dear Fellow Shareholder:

Federated World Utility Fund was established in 1994, and I am pleased to present the fund's fourth Annual Report, which covers the 12-month fiscal year reporting period from December 1, 1996 through November 30, 1997.

This fund provides shareholders opportunities for income and capital growth by owning approximately 100 stocks and convertible securities in electric, natural gas, water and telecommunications companies in the U.S. and around the world.

The report begins with a discussion with the fund's portfolio manager Drew Collins, Senior Vice President, Federated Global Research Corp. Following his discussion is a series of investment illustrations showing the fund's performance, which are proceeded by a complete listing of the fund's global investments, and the fund's financial statements.

Federated World Utility Fund has had another good year in 1997 recording double-digit total return performance. As the portfolio manager's comments indicate, the environment for international utilities continues to be highly favorable.* The performance for each share class follows.**

                    TOTAL             CAPITAL            NET ASSET
                   RETURN    INCOME    GAIN           VALUE INCREASE
 Class A Shares    19.08%    $0.38     $0.43     $12.69 to $14.16 = 12%
 Class B Shares    18.04%    $0.29     $0.43     $12.68 to $14.12 = 11%
 Class C Shares    18.24%    $0.29     $0.43     $12.67 to $14.14 = 12%
 Class F Shares    18.99%    $0.38     $0.43     $12.70 to $14.16 = 11%

We trust you are pleased with the continued positive performance of your investment in Federated World Utility Fund. Utilities are an essential part of the fabric of society in every country. The appetite for these basic services worldwide is enormous. The fund is well positioned to benefit as the standards of living around the world improve.

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted, based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, C, and F Shares were 12.52%, 12.19%, 17.15% and 16.70%, respectively.

Thank you for joining the growing number of shareholders who have entrusted this global utility fund with more than $48 million.

Remember, adding to your investment account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first," and enjoy the benefit of compounding, and future income from the shares you buy today.+

We welcome your comments and suggestions.

Sincerely,
[Graphic]
Richard B. Fisher
President
January 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

Investment Review
[Graphic]
Drew Collins
Senior Vice President
Federated Global Research Corp.

[Graphic]
OVERALL, IT WAS A VERY STRONG YEAR FOR UTILITY STOCKS WORLDWIDE. WHAT IS YOUR ANALYSIS OF THE GLOBAL UTILITY MARKET DURING THE FUND'S FISCAL YEAR?

The global utility markets were one of the best performing sectors during 1997. The FT/S&P Global Utility Index posted a total return of 26.04% for 1997.* The performance of the index was fueled by strong gains in the U.S. market, as well as in Europe. In addition, the utility sector was viewed by investors as a safe haven from the recent market volatility.

Overall, the utility sector offered investors a surprising growth story coupled with a stable source of income. The sector's performance outpaced many others because of the continued consolidation and liberalization of the industry as a whole.

In particular, the telecommunications industry in the U.S. saw large gains from many of the local and long distance companies. Because markets have slowly deregulated over the course of 1997, telephone operators have made a mad dash to gain market share in the long distance segment of their business. This phenomenon has pushed one-time competitors to join together and form global alliances in an effort to grow their business for the future. This is clearly most evident as seen by WorldCom's purchase of MCI.

We expect the utility markets to stay buoyant during 1998 because of the continued consolidation of the industry worldwide, the need for efficiency gains, increased liberalized markets, and a focus on shareholder value creation.

* FT/S&P Global Utility Index is an unmanaged, market cap-weighted index of utility securities from 24 countries, both developed and emerging markets, with approximately 174 companies. Investments cannot be made in an index.

[Graphic]
HOW DID FEDERATED WORLD UTILITY FUND PERFORM OVER THE 12-MONTH REPORTING
PERIOD?

The fund delivered a strong total return of 19.08% for Class A Shares, 18.04% for Class B Shares, 18.24% for Class C Shares, and 18.99% for Class F Shares, based on net asset value.** The overall world utility market total return, as measured by FT/S&P Global Utility Index, during the fund's reporting period was 23.63%.

The fund underperformed the index for two reasons. First, the strong U.S. dollar eroded dollar-based returns across the board. For example, the MSCI European Index+ returned 37.97% in local currency for 1997 but only 23.80% in dollar terms. Second, many international markets were dragged down due to the recent Asian currency turmoil. Not only did the Asian markets perform poorly, but the negative currency impact drastically impacted the overall return.

On a more positive note, throughout the course of the year, Federated World Utility Fund had less than 10% of its total assets invested in the Asian region. Even a small weighting had an adverse impact on the performance of the fund.

[Graphic]
WHAT WERE SOME OF THE FUND'S RECENT UTILITY PURCHASES?

Recent purchases included the following companies:

AT&T (2.0% of assets)--Regarded in previous years as inefficient, this U.S. long-distance telephone company is undergoing a radical change to become a global communications provider. The company has recently sold non-core assets and has taken steps to bolster its global alliances with joint ventures and partnerships around the world. Further, AT&T plans to enter the U.S. $100 billion local telephone market by way of a future acquisition or merger.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, C, and F Shares were 12.52%, 12.19%, 17.15% and 16.70%, respectively.

+ The Morgan Stanley Capital International Europe Index is an unmanaged market value-weighted average of the performance of over 500 securities listed on the stock exchange of 13 countries in the European region. This index is unmanaged and investments cannot be made in an index.

BRITISH ENERGY PLC (2.8% of assets)--This nuclear power company, located in the United Kingdom, provides electricity through eight power stations in England and Scotland with a capacity of approximately 9,600 MW. The low-cost energy produced through nuclear power plants has allowed British Energy to maintain margins in the U.K. electricity sector, thus giving it a competitive advantage. This has surprised the market as the U.K. electricity industry has been liberalized for competition.

CABLE AND WIRELESS COMMUNICATIONS PLC (1.1% of assets)--This company is an integrated telecommunications company operating throughout the United Kingdom. It provides telecommunication, television entertainment and information services nationally in approximately 138 cities and towns. C&W Communications also provides a range of multi-channel television and Internet services, and mobile telecommunication services.

VIAG (1.5% of assets)--This German electricity power producer is the third largest generator in the country. Having long been an inefficient power operator, Viag has taken appropriate measures to streamline business as the German electricity market prepares for open competition. The company recently sold non-core assets and rechanneled its focus on shareholder value. In the year to follow, Viag will enter the faster growing cellular communications market as one of the leading providers in Germany.

[Graphic]
THE PREVIOUS REPORT THAT COVERED THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR, FOCUSED ON THE CELLULAR COMMUNICATIONS INDUSTRY AND UTILITY STOCKS THAT WERE UNDERVALUED COMPARED TO THEIR REGIONAL PEERS. DID THESE STRATEGIES CONTINUE TO BE THE MAJOR INFLUENCES ON PERFORMANCE?

These strategies of focusing on the cellular communications industry and purchasing undervalued companies relative to their peer group worked to our advantage during the course of 1997.

As stated before, the utility industry has undergone significant changes during the past decade. Recent global deregulation in many utility markets has forced businesses to rechannel their thinking to remain competitive. In particular, the basic telephone operators and the electric utilities in Europe have entered the cellular telephone markets. The reason for this transition is the cellular telephone market offers higher growth and operating margins. This in turn creates greater profits over the long run. Federated World Utility Fund participated both directly and indirectly in the cellular communications business. Many of the fund's purchases were bought at a significant discount to their assets or to their peer group.

Our strategy in 1998 will continue to focus on undervalued companies that offer value creation over the long-term.

[Graphic]
WHAT WERE THE FUND'S REGION WEIGHTINGS AT THE END OF THE REPORTING PERIOD?

As of November 30, 1997, the fund's region weightings were as follows:

                       PERCENTAGE
  REGION              OF PORTFOLIO
  U.S.                   45.49%
  Europe                 27.92%
  Latin America          10.24%
  Canada                 4.41%
  Asia ex Japan          5.16%
  Japan                  2.90%
  Australia              3.88%
    Total              100.00%

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND FEDERATED EMERGING MARKETS FUND FEDERATED EUROPEAN GROWTH FUND FEDERATED INTERNATIONAL EQUITY FUND FEDERATED INTERNATIONAL GROWTH FUND FEDERATED INTERNATIONAL HIGH INCOME FUND FEDERATED INTERNATIONAL INCOME FUND FEDERATED INTERNATIONAL SMALL COMPANY FUND FEDERATED LATIN AMERICAN GROWTH FUND FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED WORLD UTILITY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED WORLD UTILITY FUND ON 4/22/94, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $6,156 ON 11/30/97. YOU WOULD HAVE EARNED A 12.69%* AVERAGE ANNUAL TOTAL RETURN FOR THE 3-YEAR INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, gaining the benefit of compounding at the same time.

As of 12/31/97, the Class A Shares' average annual 1-year and since inception (4/22/94) total returns were 14.41% and 13.46%, respectively. The Class B Shares' average annual 1-year and since inception (7/27/95) total returns were 14.35% and 17.48%, respectively. The Class C Shares' average annual 1-year and since inception (7/27/95) total returns were 19.21% and 18.92%, respectively. The Class F Shares' average annual 1-year and since inception (4/22/94) total returns were 18.92% and 14.60%, respectively.** [Graphic representation omitted. See Appendix #1.] * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge for Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED WORLD UTILITY FUND

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 3 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $5,341.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $5,341* by 11/30/97. You would have earned an average annual total return of 14.24%.

A practical investment plan helps you pursue long-term performance from domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.
[Graphic representation omitted.  See Appendix #2.]
* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED WORLD UTILITY FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated World Utility Fund (Class A Shares) (the "Fund") from April 22, 1994 (start of performance) to November 30, 1997 compared to Standard and Poor's 500 Index (S&P
500)+, FT Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++ [Graphic representation omitted. See Appendix #3.] PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGUI and LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and any applicable contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated World Utility Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1997 compared to Standard and Poor's 500 Index (S&P
500)+, FT Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++ [Graphic representation omitted. See Appendix #4.] PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGUI and LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated World Utility Fund (Class C Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1997 compared to Standard and Poor's 500 Index (S&P
500)+, FT Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++ [Graphic representation omitted. See Appendix #5.] PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGUI, and LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND
(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated World Utility Fund (Class F Shares) (the "Fund") from April 22, 1994 (start of performance) to November 30, 1997 compared to Standard and Poor's 500 Index (S&P
500)+, FT Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++ [Graphic representation omitted. See Appendix #6.] PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGUI and LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                          DOLLARS
 COMMON STOCKS--87.2%
                       BANKING--1.0%
               183,000 Suncorp-Metway Ltd.                                      $   477,353
                       CELLULAR TELEPHONE--7.8%
                25,000 Advanced Information Service PLC                             130,435
                12,400 (a)Airtouch Communications, Inc.                             486,700
                39,000 (a)Grupo Iusacell S.A., ADR                                  814,125
                 8,300 OY Nokia AB, Class A, ADR                                    689,938
               500,000 (a)Pilipino Telephone Corp.                                   55,079
               214,000 Smartone Telecommunications                                  514,909
               158,200 Vodafone Group PLC                                         1,058,049
                        Total                                                     3,749,235
                       ENERGY MINERALS--2.6%
                 3,600 Elf Aquitaine SA                                             417,732
                 8,000 Repsol SA                                                    346,053
                14,100 YPF Sociedad Anonima, ADR                                    473,231
                        Total                                                     1,237,016
                       FINANCE--2.1%
                44,000 Commonwealth Installment Receipt Trustee Ltd.                521,318
                69,500 (a)Legacy Hotels                                             485,502
                        Total                                                     1,006,820
                       FOOD & BEVERAGE--0.6%
               500,000 Darling Park Trust                                           266,312
                       FOREST PRODUCTS & PAPER--0.0%
           260,000,000 (a)Texpar SA, Preference                                       2,340
                       MAJOR U.S. TELECOMMUNICATIONS--7.5%
                17,500 AT&T Corp.                                                   977,812

FEDERATED WORLD UTILITY FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                          DOLLARS
 COMMON STOCKS--CONTINUED
                       MAJOR U.S. TELECOMMUNICATIONS--CONTINUED
                 6,400 BellSouth Corp.                                          $   350,400
                 9,300 GTE Corp.                                                    470,231
                22,800 MCI Communications Corp.                                   1,001,775
                11,117 SBC Communications, Inc.                                     809,457
                        Total                                                     3,609,675
                       MULTI-INDUSTRY--1.5%
                 1,416 Viag AG                                                      719,603
                       NATURAL GAS DISTRIBUTION--1.5%
                11,500 Equitable Resources, Inc.                                    372,313
                 9,000 Pacific Enterprises                                          318,375
                        Total                                                       690,688
                       OIL/GAS TRANSMISSION--4.3%
                89,117 BG PLC                                                       427,448
               101,000 (a)Centrica PLC                                              146,698
                11,565 Enron Corp.                                                  448,144
                15,000 Neste Oy                                                     346,066
                 4,500 Sonat, Inc.                                                  196,031
                 9,400 Williams Cos., Inc. (The)                                    502,313
                        Total                                                     2,066,700
                       OTHER TELEPHONE/COMMUNICATIONS--6.8%
                16,200 BCE, Inc.                                                    490,202
                 2,400 (a)Bell Canada International, Inc.                            34,795
               120,000 (a)Cable & Wireless Communications PLC                       533,017
                 8,200 Nortel Inversora SA                                          442,800
                11,000 PT Telekomunikasi Indonesia, Class CS, ADR                   160,875
                33,800 (a)TELUS Corp.                                               726,142
                 8,000 Telefonos de Mexico, Class L, ADR                            396,000

FEDERATED WORLD UTILITY FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                          DOLLARS
 COMMON STOCKS--CONTINUED
                       OTHER TELEPHONE/COMMUNICATIONS--CONTINUED
                11,000 Telephone and Data System, Inc.                          $   483,313
                        Total                                                     3,267,144
                       REAL ESTATE--1.1%
                13,938 Meditrust Corp.                                              529,644
                       SERVICES--0.5%
                10,000 Nortel Inversora SA, Class B, ADR                            247,500
                       TELECOMMUNICATIONS--2.8%
                31,000 Mahanagar Telephone Nigam Ltd.                               182,964
                11,400 Portugal Telecom SA                                          525,083
               161,000 (a)Telecom Italia SPA                                        634,658
                        Total                                                     1,342,705
                       UTILITIES--47.3%
                88,000 Australian Gas Light Co.                                     591,895
               786,000 (a)(b)Beijing Datang Power                                   363,497
                16,600 Boston Edison Co.                                            581,000
               197,000 British Energy PLC                                         1,340,835
                 7,300 (a)CEZ A.S.                                                 215,454
                11,600 CMS Energy Corp.                                             456,750
               175,000 Central Costanera S.A., Class B                              446,413
                20,347 (a)Chilgener S.A., ADR                                       508,675
                10,700 Cinergy Corp.                                                381,188
                13,100 Compania Anonima Nacional Telefonos de Venezuela, Class      517,450
                       D, ADR
                17,800 DPL, Inc.                                                    467,250
                12,600 DQE, Inc.                                                    418,163
                14,517 Duke Energy Corp.                                            754,884
                40,440 (a)Electricidade de Portugal SA                              730,927
                36,000 Empresa Nacional Electricidad SA, ADR                        668,250


FEDERATED WORLD UTILITY FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                          DOLLARS
 COMMON STOCKS--CONTINUED
                       UTILITIES--CONTINUED
                13,000 Endesa SA                                                $ 244,551
                28,000 Endesa SA, ADR                                             525,000
                 1,800 Evn Energie-Versorgung Niederoesterreich AG                232,080
                 7,300 FPL Group, Inc.                                            408,344
               119,000 Hong Kong Electric Holdings Ltd.                           402,552
               300,000 Hong Kong and China Gas Co. Ltd.                           539,436
                22,900 Hyder PLC                                                  365,486
               200,000 (a)Lenenergo, ADR                                          136,000
                19,000 Montana Power Co.                                          520,125
                 4,500 (b)Mosenergo, ADR                                          147,375
                 9,000 NIPSCO Industries, Inc.                                    421,313
                93,000 National Grid Group PLC                                    461,779
                16,700 National Power Co. PLC, ADR                                627,294
                11,700 New Century Energies, Inc.                                 517,725
                    72 Nippon Telegraph & Telephone Corp.                         592,360
                 5,600 Oest Elektrizitats, Class A                                448,560
                21,000 P G & E Corp.                                              593,250
                21,500 Pacificorp                                                 501,219
                10,000 Pinnacle West Capital Corp.                                385,625
                46,000 PowerGen PLC                                               593,936
                17,700 Public Service Enterprises Group, Inc.                     516,619
                18,500 Puget Sound Energy, Inc.                                   511,063
                19,200 SCANA Corp.                                                530,400
                24,700 Severn Trent                                               390,252
                19,700 Southern Co.                                               472,800
                65,000 Southern Electric PLC                                      492,906
                15,300 TECO Energy, Inc.                                          392,063

FEDERATED WORLD UTILITY FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                          DOLLARS
 COMMON STOCKS--CONTINUED
                       UTILITIES--CONTINUED
                13,900 Texas Utilities Co.                                      $    556,000
               875,000 (a)Thai Telephone & Telecom Public Co., Ltd.                  110,870
                37,500 Thames Water PLC                                              564,937
                22,200 Tokyo Electric Power Co.                                      398,339
                12,400 Unicom Corp.                                                  361,150
                17,000 (a)Westcoast Energy, Inc.                                     381,438
                        Total                                                     22,785,478
                        TOTAL COMMON STOCKS (IDENTIFIED COST $35,376,545)         41,998,213
 CONVERTIBLE SECURITIES--6.7%
                       BASIC INDUSTRY--1.7%
                26,200 Coeur d'Alene Mines Corp., Conv. Pfd., $1.49                  345,513
            30,000,000 Kawasaki Steel Corp., Conv. Bond, 1.60%, 9/30/2004            220,490
                 4,100 Reynolds Metals Co.                                           233,444
                        Total                                                        799,447
                       CELLULAR TELEPHONE--0.8%
                 6,700 Airtouch Communications, Inc., Conv. Pfd., Series C,          405,350
                       $2.13
                       ENERGY MINERALS--0.6%
                 5,000 (b)Tosco Corp., Conv. Pfd.                                    299,770
                       FINANCE--1.8%
            20,000,000 Bank of Tokyo Cayman Finance Ltd., Conv. Bond, 4.25%,         175,122
                       3/31/2049
                 3,500 Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12        343,000
                 6,000 Salomon, Inc., DECS, Series CSN, $3.48                        342,000
                        Total                                                        860,122
                       NATURAL GAS DISTRIBUTION--1.0%
                 8,100 MCN Corp., PRIDES, $8.00                                      483,975

FEDERATED WORLD UTILITY FUND

  SHARES OR                                                                         VALUE
  PRINCIPAL                                                                        IN U.S.
   AMOUNT                                                                          DOLLARS
 CONVERTIBLE SECURITIES--CONTINUED
                       UTILITIES--0.8%
                 8,000 (b)Nacional Financiera, SNC, PRIDES, $6.79               $    384,000
                        TOTAL CONVERTIBLE SECURITIES (IDENTIFIED COST              3,232,664
                        $3,005,521)
 (C)REPURCHASE AGREEMENT--5.5%
 $           2,625,000 BT Securities Corp., 5.73%, dated 11/28/1997, due
                       12/1/1997
                       (AT AMORTIZED COST)                                         2,625,000
                        TOTAL INVESTMENTS (IDENTIFIED COST $41,007,066)(D)      $ 47,855,877

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $1,194,642 which represents 2.5% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $41,007,932. The net unrealized appreciation of investments on a federal tax basis amounts to $6,847,945 which is comprised of $8,868,226 appreciation and $2,020,281 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($48,172,777) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt
DECS --Dividend Enhanced Convertible Stock
PLC --Public Limited Company
PRIDES --Preferred Redeemable Increased Dividend Equity Securities SA --Support Agreement
SPA --Standby Purchase Agreement
STRYPES --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost
 $41,007,066 and tax cost $41,007,932)                                                         $ 47,855,877
 Cash                                                                                               254,933
 Income receivable                                                                                   94,673
 Receivable for shares sold                                                                         414,418
 Deferred organizational costs                                                                       46,388
 Deferred expenses                                                                                   10,770
    Total assets                                                                                 48,677,059
 LIABILITIES:
 Payable for investments purchased                                                 $ 439,286
 Payable for shares redeemed                                                          15,038
 Net payable for foreign currency exchange contracts purchased                           545
 Payable for taxes withheld                                                            4,812
 Accrued expenses                                                                     44,601
    Total liabilities                                                                               504,282
 NET ASSETS for 3,405,130 shares outstanding                                                   $ 48,172,777
 NET ASSETS CONSIST OF:
 Paid in capital                                                                               $ 39,685,113
 Net unrealized appreciation of investments and translation of assets and                         6,848,633
 liabilities in foreign currency
 Accumulated net realized gain on investments and foreign currency transactions                   1,529,256
 Undistributed net investment income                                                                109,775
    Total Net Assets                                                                           $ 48,172,777
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($20,393,835 / 1,440,164 shares outstanding)                              $14.16
 Offering Price Per Share (100/94.50 of $14.16)*                                                     $14.98
 Redemption Proceeds Per Share                                                                       $14.16
 CLASS B SHARES:
 Net Asset Value Per Share ($15,176,917 / 1,074,553 shares outstanding)                              $14.12
 Offering Price Per Share                                                                            $14.12
 Redemption Proceeds Per Share (94.5/100 of $14.12)**                                                $13.34
 CLASS C SHARES:
 Net Asset Value Per Share ($1,923,181 / 136,019 shares outstanding)                                 $14.14
 Offering Price Per Share                                                                            $14.14
 Redemption Proceeds Per Share (99.00/100 of $14.14)**                                               $14.00
 CLASS F SHARES:
 Net Asset Value Per Share ($10,678,844 / 754,394 shares outstanding)                                $14.16
 Offering Price Per Share (100/99.00 of $14.16)*                                                     $14.30
 Redemption Proceeds Per Share (99.00/100 of $14.16)**                                               $14.02

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $63,418)                                          $  1,125,468
 Interest (net of foreign taxes withheld of $402)                                                   155,126
     Total income                                                                                 1,280,594
 EXPENSES:
 Investment advisory fee                                                            $  360,983
 Administrative personnel and services fee                                             215,000
 Custodian fees                                                                         31,595
 Transfer and dividend disbursing agent fees and expenses                               95,598
 Directors'/Trustees' fees                                                               2,830
 Auditing fees                                                                          17,794
 Legal fees                                                                              5,297
 Portfolio accounting fees                                                             100,438
 Distribution services fee--Class B Shares                                              66,779
 Distribution services fee--Class C Shares                                              10,969
 Distribution services fee--Class F Shares                                              23,607
 Shareholder services fee--Class A Shares                                               40,723
 Shareholder services fee--Class B Shares                                               22,260
 Shareholder services fee--Class C Shares                                                3,656
 Shareholder services fee--Class F Shares                                               23,607
 Share registration costs                                                               48,527
 Printing and postage                                                                   38,246
 Insurance premiums                                                                      3,790
 Taxes                                                                                   2,302
 Miscellaneous                                                                          31,530
     Total expenses                                                                  1,145,531
 Waivers and reimbursements--
     Waiver of investment advisory fee                                  $ (358,968)
     Waiver of distribution services fee--Class F Shares                  (23,607)
     Reimbursement of other operating expenses                            (179,745)
         Total waivers and reimbursements                                            (562,320)
              Net expenses                                                                          583,211
                   Net investment income                                                            697,383
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency transactions                               1,504,300
 Net change in unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                  3,608,131
     Net realized and unrealized gain on investments and foreign                                  5,112,431
     currency transactions
         Change in net assets resulting from operations                                        $  5,809,814

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED
                                                                                            NOVEMBER 30,
                                                                                        1997           1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                             $     697,383  $    806,966
 Net realized gain on investments and foreign currency transactions ($1,527,842
 and $1,104,981, respectively, as computed for federal tax purposes)                   1,504,300     1,134,559
 Net change in unrealized appreciation of investments and translation of assets
 and liabilities in foreign currency                                                   3,608,131     1,930,763
  Change in net assets resulting from operations                                       5,809,814     3,872,288
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                                        (428,963)    (332,945)
  Class B Shares                                                                        (147,794)     (59,524)
  Class C Shares                                                                         (27,610)     (15,981)
  Class F Shares                                                                        (262,050)    (221,379)
 Distributions from net realized gains on investments and foreign currency transactions
  Class A Shares                                                                        (426,071)           --
  Class B Shares                                                                        (143,903)           --
  Class C Shares                                                                         (35,982)           --
  Class F Shares                                                                        (281,597)           --
  Change in net assets resulting from distributions to shareholders                   (1,753,970)    (629,829)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                         23,195,731     9,401,101
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                1,375,546       461,046
 Cost of shares redeemed                                                              (6,684,566)  (3,219,504)
  Change in net assets resulting from share transactions                              17,886,711     6,642,643
  Change in net assets                                                                21,942,555     9,885,102
 NET ASSETS:
 Beginning of period                                                                  26,230,222    16,345,120
 End of period (including undistributed net investment income of $109,775 and
 $302,518, respectively)                                                           $  48,172,777  $ 26,230,222

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED               PERIOD ENDED
                                                               NOVEMBER 30,              NOVEMBER 30,
                                                            1997        1996          1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                      $12.69      $10.96        $ 9.67     $10.06
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.28        0.43          0.42       0.24
  Net realized and unrealized gain (loss)
  on investments and foreign currency                        2.00        1.67          1.27      (0.46)
  Total from investment operations                           2.28        2.10          1.69      (0.22)
 LESS DISTRIBUTIONS
  Distributions from net investment income                  (0.38)      (0.37)        (0.40)     (0.17)
  Distributions from net realized gain on
  investments and foreign currency transactions             (0.43)         --            --         --
  Total distributions                                       (0.81)      (0.37)        (0.40)     (0.17)
 NET ASSET VALUE, END OF PERIOD                            $14.16      $12.69        $10.96      $9.67
 TOTAL RETURN(B)                                            19.08%      19.54%        17.94%     (3.00%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   1.40%       1.05%         0.25%      0.25%*
  Net investment income                                      2.16%       3.87%         4.39%      5.10%*
  Expense waiver/reimbursement(c)                            1.49%       3.11%         4.78%      4.43%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $20,394     $12,671        $8,875     $4,948
  Average commission rate paid(d)                         $0.0004     $0.0001            --         --
  Portfolio turnover                                           52%         50%           46%         7%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 17, 1994, to April 21, 1994, Class A had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995 and 1994, the adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED       PERIOD ENDED
                                                                          NOVEMBER 30,      NOVEMBER 30,
                                                                       1997         1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.68       $10.95      $10.53
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                 0.21         0.35        0.11
  Net realized and unrealized gain on investments and
  foreign currency                                                      1.95         1.67        0.41
  Total from investment operations                                      2.16         2.02        0.52
 LESS DISTRIBUTIONS
  Distributions from net investment income                             (0.29)       (0.29)      (0.10)
  Distributions from net realized gain on investments and
  foreign currency transactions                                        (0.43)          --          --
  Total distributions                                                  (0.72)       (0.29)      (0.10)
 NET ASSET VALUE, END OF PERIOD                                       $14.12       $12.68      $10.95
 TOTAL RETURN(B)                                                       18.04%       18.79%       5.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                              2.15%        1.80%       1.00%*
  Net investment income                                                 1.36%        3.18%       2.99%*
  Expense waiver/reimbursement(c)                                       1.49%        3.11%       4.78%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                            $15,177       $4,091      $1,068
  Average commission rate paid(d)                                    $0.0004      $0.0001          --
  Portfolio turnover                                                      52%          50%         46%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the period ended November 30, 1995, the adviser waived all of its advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED        PERIOD ENDED
                                                                          NOVEMBER 30,       NOVEMBER 30,
                                                                        1997       1996        1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.67     $10.95       $10.53
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                  0.19       0.33         0.15
  Net realized and unrealized gain on investments and
  foreign currency                                                       2.00       1.68         0.37
  Total from investment operations                                       2.19       2.01         0.52
 LESS DISTRIBUTIONS
  Distributions from net investment income                              (0.29)     (0.29)       (0.10)
  Distributions from net realized gain on investments and
  foreign currency transactions                                         (0.43)        --           --
  Total distributions                                                   (0.72)     (0.29)       (0.10)
 NET ASSET VALUE, END OF PERIOD                                        $14.14     $12.67       $10.95
 TOTAL RETURN(B)                                                        18.24%     18.61%       4.92%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               2.15%      1.80%        1.00%*
  Net investment income                                                  1.39%      3.17%        3.03%*
  Expense waiver/reimbursement(c)                                        1.49%      3.11%        4.77%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                              $1,923     $1,072         $374
  Average commission rate paid(d)                                     $0.0004    $0.0001          --
  Portfolio turnover                                                       52%        50%          46%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the period ended November 30, 1995, the adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. The expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED               PERIOD ENDED
                                                                NOVEMBER 30,              NOVEMBER 30,
                                                            1997        1996          1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                      $12.70      $10.96        $ 9.66     $10.04
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.29        0.43          0.43       0.21
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.98        1.67          1.25      (0.43)
  Total from investment operations                           2.27        2.10          1.68      (0.22)
 LESS DISTRIBUTIONS
  Distributions from net investment income                  (0.38)      (0.36)        (0.38)     (0.16)
  Distributions from net realized gain on
  investments and foreign currency transactions             (0.43)         --            --         --
  Total distributions                                       (0.81)      (0.36)        (0.38)     (0.16)
 NET ASSET VALUE, END OF PERIOD                            $14.16      $12.70        $10.96     $ 9.66
 TOTAL RETURN(B)                                            18.99%      19.55%        17.79%     (3.07%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   1.40%       1.07%         0.50%      0.50%*
  Net investment income                                      2.17%       3.87%         4.19%      4.59%*
  Expense waiver/reimbursement(c)                            1.74%       3.34%         4.78%      4.43%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $10,679      $8,396        $6,028     $4,821
  Average commission rate paid(d)                         $0.0004     $0.0001            --         --
  Portfolio turnover                                           52%         50%           46%         7%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 28, 1994 to April 21, 1994, Class F Shares had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995, and 1994, the adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's investment objective is to provide total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over the counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors ("the Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

        INCREASE (DECREASE)
                          UNDISTRIBUTED
                         NET INVESTMENT
                       INCOME/ACCUMULATED
 ACCUMULATED           DISTRIBUTIONS IN
 NET REALIZED            EXCESS OF NET
  GAIN/LOSS            INVESTMENT INCOME
   $23,709                 $(23,709)

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS-- The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains and losses. Realized gains or losses are recorded at the time the foreign currency exchange contracts is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                                                     UNREALIZED
 SETTLEMENT       CONTRACTS TO        IN EXCHANGE    CONTRACTS     APPRECIATION
     DATE            DELIVER              FOR        AT VALUE     (DEPRECIATION)
 CONTRACTS PURCHASED:
  12/10/1997   1,870 Brazilian Real     $  1,685     $   1,686        $    1
  12/1/1997    259,970 Pound Sterling    439,609       439,063          (546)
 CONTRACTS SOLD:
  12/10/1997   9 Brazilian Real         $      8     $       8            --

 Net Unrealized Depreciation on Foreign Currency Contracts            $ (545)

FOREIGN CURRENCY TRANSLATION-- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

                                                       ACQUISITION          ACQUISITION
 SECURITY                                                  DATE                 COST
 Beijing Datang Power                             9/15/1997 - 9/16/1997      $ 448,504
 Monsenergo, ADR                                  1/24/1997 - 5/27/1997        200,725
 Nacional Financiera, SNC, PRIDES, $6.79          12/22/1994 - 11/3/1995       273,805
 Tosco Corp., Conv. Pfd.                         12/10/1996 - 12/18/1996       250,788

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                       SHARES OF PAR
                       VALUE CAPITAL
 CLASS NAME          STOCK AUTHORIZED
 Class A Shares        135,000,000
 Class B Shares        135,000,000
 Class C Shares        135,000,000
 Class F Shares        135,000,000
    Total              540,000,000

Transactions in capital stock were as follows:

                                                                      YEAR ENDED NOVEMBER 30,
                                                                1997                   1996
 CLASS A SHARES                                     SHARES         AMOUNT       SHARES       AMOUNT
 Shares sold                                        581,128   $  7,762,055     338,469   $  3,933,948
 Shares issued to shareholders in payment of
 distributions declared                              57,861       713,508       23,491        269,640
 Shares redeemed                                   (197,035)    (2,611,952)   (173,419)   (2,031,192)
  Net change resulting from Class A Share
  transactions                                      441,954   $  5,863,611     188,541   $  2,172,396

                                                                      YEAR ENDED NOVEMBER 30,
                                                             1997                      1996
 CLASS B SHARES                                     SHARES         AMOUNT       SHARES       AMOUNT
 Shares sold                                        805,836   $ 10,848,367     249,058   $  2,890,530
 Shares issued to shareholders in payment of
 distributions declared                              21,079        261,160       4,171         48,165
 Shares redeemed                                    (75,123)    (1,012,880)    (27,954)      (330,601)
  Net change resulting from Class B Share
  transactions                                      751,792   $ 10,096,647     225,275   $  2,608,094

                                                                      YEAR ENDED NOVEMBER 30,
                                                             1997                      1996
 CLASS C SHARES                                     SHARES         AMOUNT       SHARES       AMOUNT
 Shares sold                                        124,345   $  1,651,834      54,907   $    642,653
 Shares issued to shareholders in payment of
 distributions declared                               2,360         29,266         368          4,254
 Shares redeemed                                    (75,267)      (987,566)     (4,827)       (57,104)
  Net change resulting from Class C Share
  transactions                                       51,438   $    693,534      50,448   $    589,803

                                                                      YEAR ENDED NOVEMBER 30,
                                                             1997                       1996
 CLASS F SHARES                                     SHARES        AMOUNT        SHARES       AMOUNT
 Shares sold                                        219,510   $  2,933,475     167,886   $  1,933,970
 Shares issued to shareholders in payment of
 distributions declared                              30,233        371,612      12,102        138,987
 Shares redeemed                                   (156,735)    (2,072,168)    (68,696)      (800,607)
  Net change resulting from Class F Share
  transactions                                       93,008   $  1,232,919     111,292   $  1,272,350
   Net change resulting from share
   transactions                                   1,338,192   $ 17,886,711     575,556   $  6,642,643

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                        PERCENTAGE OF AVERAGE
 SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
 Class B Shares                0.75%
 Class C Shares                0.75%
 Class F Shares                0.25%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to Federated Shareholder Services is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- Fserv, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-- Organizational expenses of $75,061 and start-up administrative expenses of $39,069 were borne initially by Administrator. The Fund has reimbursed the Adviser for these expenses. These have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $19,354 and $9,767 pursuant to this agreement.

GENERAL-- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES       $32,925,109
SALES           $17,610,596

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries was as follows:

                     PERCENTAGE OF
 COUNTRY              NET ASSETS
 Argentina               3.3%
 Australia               3.9
 Austria                 1.4
 Brazil                  0.0
 Canada                  4.4
 Chile                   2.4
 Czech Republic          0.4
 Finland                 2.2
 France                  0.9
 Germany                 1.5
 Hong Kong               3.8
 India                   0.4
 Indonesia               0.3
 Italy                   1.3
 Japan                   2.9
 Mexico                  3.3
 Phillipines             0.1
 Portugal                2.6
 Russia                  0.6
 Spain                   2.3
 Thailand                0.5
 United Kingdom         14.5

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated World Utility Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated World Utility Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Karen M. Brownlee
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487309
Cusip 981487408
Cusip 981487101
Cusip 981487200
G00259-06 (1/98)
[Graphic]

[Graphic]
[Graphic]Federated Investors

Federated Asia Pacific Growth Fund

2ND ANNUAL REPORT
NOVEMBER 30, 1997

ESTABLISHED 1996

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the second Annual Report of Federated Asia Pacific Growth Fund. This report combines information about the fund's 12-month fiscal year period from December 1, 1996 through November 30, 1997.

The report begins with a commentary by the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Research Corp., covering international economic and market conditions and fund strategy. Following his commentary is a complete list of the fund's investments and the financial statements.

Federated Asia Pacific Growth Fund is managed to bring you significant long-term opportunities from an extremely well-researched portfolio of many large- and small-company stocks in Asia and the Pacific Rim countries.* At the end of the reporting period, the fund's $11 million in assets was invested in over 80 stocks across 8 countries.

In the fund's last report that covered the first half of its fiscal year, I noted that, while the fund's performance has been positive in a negative market, there will inevitably be periods of unfriendly volatility. The inevitable occurred in the second half of the fund's fiscal year, as the Asian economies experienced an extremely difficult period of economic turmoil. In this environment, the stock markets of this region recorded highly negative performance. The fund's performance is shown below. While the fund's total return was less negative than the overall market and the average Asian Pacific fund, the net asset value was nevertheless heavily impacted by negative developments that swept the region.**

                 TOTAL RETURN NET ASSET VALUE MOVEMENT Class A Shares (23.80%) $10.25 to $7.81 = (24%) Class B Shares (24.14%) $10.19 to $7.73 = (24%) Class C
 Shares (24.12%) $10.20 to $7.74 = (24%)

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were (28.02%), (28.36%), and (24.90%), respectively.

Thank you for your patience during what has been a trying time for investors in the Asian Pacific region. Please be assured that the experienced professionals at Federated Global Research Corp. are thoroughly focused on the region on a day-to-day basis--and on making the prudent decisions that can ultimately reward your patience.

Sincerely,
[Graphic]
Richard B. Fisher
President
January 15, 1998

INVESTMENT REVIEW

[Graphic]
Alexandre de Bethmann
Vice President
Federated Global Research Corp.

[Graphic]
THIS WAS A YEAR WHEN THE RESOLVE OF INVESTORS IN THE ASIA PACIFIC REGION WERE SEVERELY TESTED, PARTICULARLY LATER IN THE REPORTING PERIOD. WHAT ARE YOUR COMMENTS ON THE ECONOMIC DIFFICULTIES IN THE REGION?

Earlier this year, slowing economic growth and trade deficit in Thailand brought down its currency and the stock market. The crisis spread to other Asian countries, causing their currencies and stock markets to decline as well. Flight of foreign capital aggravated the downward spiral.

The devaluation revealed a common problem in many Asian countries: a weak banking system and a massive inflow of foreign capital. Loose credit policy has led to over investment and poor returns on capital. Large-scale borrowing by banks and corporations from abroad has created a mismatch of liability and assets. When the currencies devalued, their dollar debt doubled and tripled in local currencies, leading to a debt crisis. Companies experienced severe financial difficulties.

[Graphic]
IN THIS DIFFICULT ENVIRONMENT, HOW DID FEDERATED ASIA PACIFIC GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK?

The fund's returns were consistent with, and slightly less negative than, the (26.83%) total return of the market as measured by the fund's benchmark, the Morgan Stanley Capital International Combined Asia Pacific Index.* The 12-month total return for Class A Shares was (23.80%) based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were (24.14%) and (24.12%), respectively.** The fund's returns were also slightly less negative than the (25.48%) average total return of 41 Pacific region funds tracked by Lipper Analytical Services, Inc.+

* The Morgan Stanley Capital International Combined Asia Pacific Index is a market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. This index is unmanaged, and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were (28.02%), (28.36%), and (24.90%), respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. These figures do not reflect sales charges.

[Graphic]
WHAT WAS YOUR STRATEGY FOR SUCH A DIFFICULT MARKET?

Stock selection in strong companies was, and continues to be, our key strategy. We focused on companies with non-cyclical revenues, with solid balance sheets and quality management. To offset the weakening currencies, we focused on exporters with dollar-denominated revenues. An example is AIWA, a subsidiary of Sony. With 70% of its manufacturing in Asia and 70% of sales to the U.S. and Europe, Aiwa is a beneficiary of the currency devaluation in Asia.

On an asset allocation basis, our overweight positions in Australia and underweight position in Thailand, Malaysia, Indonesia, the Philippines, and Korea have helped.

[Graphic]
HOW WAS THE FUND'S $11 MILLION PORTFOLIO ALLOCATED BY COUNTRY AT THE END OF THE REPORTING PERIOD, AND WHAT WERE THE FUND'S TOP TEN HOLDINGS?

As of November 30, 1997, the country allocations were:

 COUNTRY                    ALLOCATION
  Japan (developed)           53.33%
  Hong Kong (developed)       20.19
  Australia (developed)       11.81
  Singapore (developed)        4.49
  China (emerging)             2.55
  Indonesia (emerging)         1.56
  Korea (emerging)             0.92
  New Zealand (developed)      0.78

The fund's top 10 holdings as of November 30, 1997 were:

 TOP HOLDINGS                              PERCENTAGE
 SECURITY NAME                COUNTRY    OF NET ASSETS        INDUSTRY
 Nintendo Corp. Ltd.           Japan         3.62%         Recreation, Other
                                                           Consumer Goods
 HSBC Holdings PLC           Hong Kong        2.28         Banking
 New World Development
 Co. Ltd.                    Hong Kong        2.27         Real Estate
 Sony Corp.                    Japan          2.24         Electrical &
                                                           Electronics
 Namco                         Japan          2.24         Leisure & Tourism
 Sankyo Co. Ltd.               Japan          2.24         Health &
                                                           Personal Care
 Cheung Kong                 Hong Kong        2.22         Real Estate
 Fuji Photo Film Co.           Japan          2.21         Recreation, Other
                                                           Consumer Goods
 Hutchison Whampoa           Hong Kong        2.10         Multi-Industry
 Shokoh Fund & Co.             Japan          1.99         Financial Services
    TOTAL PERCENTAGE OF NET ASSETS           23.41%

[Graphic]
AS WE BEGIN A NEW YEAR, WHAT INITIATIVES ARE UNDERWAY TO STABILIZE THE ASIA PACIFIC REGION?

The involvement of the International Monetary Fund (IMF) in solving the current Asian financial crisis is highly important. The short-term emergency loans from the IMF to the distressed Asian economies provide temporary relief short-term and build a timely bridge to assist them in long-term recovery. In addition, lenders in the developed countries are considering plans to roll-over their short-term loans. Therefore, it is unlikely that the region will default.

[Graphic]
WHAT IS THE IMPLICATION OF THESE MEASURES?

The IMF's rescue packages play a critical role not only in easing the short-term pain in liquidity for the region, but also in introducing reforms and restructuring of these countries' distraught financial systems. The requirements that come with these remedies will bring a long-lasting effect by reducing the region's Gross Domestic Product growth to a more reasonable pace, restructuring the banking system, and opening the region's financial markets. All these measures are essential and beneficial to the region's long-term recovery.

In the meantime, the severity of the current crisis has finally brought the region's policy makers closer to reality. The unprecedented decline in major financial markets and the potential of induced political downfall have made these leaders come out of the denial stage, admit their past mistakes and current problems, and start asking for outside help. They are also beginning to negotiate new short-term loans and outstanding loan roll-overs to solve the liquidity problems.

[Graphic]
IS IT, THEN, TIME TO ACCUMULATE POSITIONS IN THESE MARKETS?

Pessimism surrounds the Asian markets at the moment, but the darkest time is often the turning point of any adverse situation. Long-term valuation in a stabilized environment in some depressed markets have become extremely compelling. Recently, we have seen more and more savvy global investors returning to the market, a phenomenon that may help restore confidence in the region.

Ultimately, international investing is by nature long-term investing. And the longer term prospect is bright for the region; the near term does require caution and may remain volatile. But the patient investor could be well-rewarded in two or three years.

FEDERATED ASIA PACIFIC GROWTH FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International Asia Pacific Index (MSEUCAP).+

"Graphic representation "7" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is a market value-weighted average of the performance of securities listed on the stock exchanges of 14 countries in the Pacific and Asian regions. The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSEUCAP has not been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International Asia Pacific Index (MSEUCAP).+

"Graphic representation "8" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is a market value-weighted average of the performance of securities listed on the stock exchanges of 14 countries in the Pacific and Asian regions. The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSEUCAP has not been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International Asia Pacific Index (MSEUCAP).+

"Graphic representation "9" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is a market value-weighted average of the performance of securities listed on the stock exchanges of 14 countries in the Pacific and Asian regions. The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSEUCAP has not been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                         DOLLARS
 COMMON STOCKS--95.6%
                      APPLIANCES & HOUSEHOLD DURABLES--0.5%
             1,560 (a)Samsung Electronics Co.                                   $    57,567
                      AUTOMOBILE--5.7%
             6,000    Honda Motor Co. Ltd.                                          217,199
            59,000 (a)Mazda Motor Corp.                                             165,038
            86,000    PT Astra International                                         44,798
           318,000 (a)Qingling Motors Co., Class H                                  169,689
            16,000    Singapore Technologies Automotive Ltd.                         52,689
                         Total                                                      649,413
                   BANKING--6.3%
            22,000    Australia & New Zealand Banking Group, Melbourne              150,828
            10,800    HSBC Holdings PLC                                             260,559
               334    PT Modernbank                                                      30
             8,000    Shinki Co. Ltd.                                               131,636
            14,000    Sumitomo Bank Ltd., Osaka                                     177,708
                         Total                                                      720,761
                      BROADCASTING & PUBLISHING--2.8%
            34,600 (a)News Corp., Ltd.                                              184,760
             2,000    Nippon Broadcasting System                                    100,294
             2,000    Singapore Press Holdings Ltd.                                  27,348
                         Total                                                      312,402
                      CHEMICALS--0.8%
           420,000 (a)Beijing Yanhua Petrochemical Co. Ltd., Class H                 88,560

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                         DOLLARS
 COMMON STOCKS--CONTINUED
                      DATA PROCESSING & REPRODUCTION--3.2%
            19,000    Fujitsu Ltd.                                            $     212,889
             5,000    Meitec Corp.                                                  154,750
                         Total                                                      367,639
                      ELECTRICAL & ELECTRONICS--12.0%
             8,000    Aiwa Co. Ltd.                                                 190,558
               400    Canon Copier Sales Co.                                          2,194
             3,500    Fujimi, Inc.                                                  150,833
            19,000    Hitachi Ltd.                                                  134,731
            15,000    Japan Radio Co.                                               111,890
             4,000    Mabuchi Motor Co.                                             209,677
            26,000    Olympus Optical Co.                                           190,276
             3,000    Sony Corp.                                                    256,219
            13,000    Ushio Inc.                                                    127,326
                         Total                                                    1,373,704
                      ELECTRONIC COMPONENTS, INSTRUMENTS--3.5%
             3,600 (a)Creative Technology Ltd.                                       95,850
             7,000    Hitachi Maxell                                                156,866
            38,000    VTech Holdings Ltd.                                           102,984
            32,000 (a)Wong's Circuits Holdings Ltd.                                  44,800
                         Total                                                      400,500
                      ENERGY - OIL & GAS--1.6%
           582,000 (a)Cue Energy Resources NL                                                53,651
            66,900    Oil Search Ltd.                                               132,023
                         Total                                                      185,674

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                         DOLLARS
 COMMON STOCKS--CONTINUED
                      ENERGY SOURCES--1.0%
            16,500    Woodside Petroleum Ltd.                                 $     118,293
                      FINANCIAL SERVICES--9.1%
             2,000 (a)Aiful Corp.                                                   133,830
            41,900    Austrim Ltd.                                                   93,273
            10,000    Nomura Securities Co. Ltd.                                    123,800
           611,000    PT Lippo Securities                                            50,254
           136,000    Peregrine Investment                                          133,708
           136,000    Premier Investments Ltd.                                      153,231
               800    Shohkoh Fund & Co.                                            227,542
             2,600    Takefuji                                                      119,788
                         Total                                                    1,035,426
                      FOOD & HOUSEHOLD PRODUCTS--1.4%
            31,800    Coles Myer Limited                                            156,345
                      HEALTH & PERSONAL CARE--4.2%
             8,000    Sankyo Co. Ltd.                                               255,122
            16,000 (b)Shanghai Industrial Holdings Ltd.                              50,503
            11,000    Terumo Corp.                                                  172,380
                         Total                                                      478,005
                      INDUSTRIAL COMPONENTS--0.4%
            10,470    Daewoo Heavy Industries                                        47,807
                      LEISURE & TOURISM--3.1%
             8,000    Namco                                                         255,749
             4,800    People Co. Ltd.                                               100,043
                         Total                                                      355,792

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                   VALUE
                                                                                  IN U.S.
   SHARES                                                                         DOLLARS
 COMMON STOCKS--CONTINUED
                      MACHINERY & ENGINEERING--0.9%
            70,000    Natsteel Broadway Ltd.                                  $     102,550
                      MERCHANDISING--2.2%
            66,000    China EB-IHD Holdings Ltd.                                     55,923
             2,000    Ito-Yokado Co., Ltd.                                           90,265
               120    Iuchi Seiedo Co. Ltd.                                           2,633
            13,000    Laox                                                          101,861
                         Total                                                      250,682
                      METALS - STEEL--1.0%
           458,000 (a)Angang New Steel Co. Ltd.                                      72,282
            49,000    Lung Kee Metal Holdings Ltd.                                   47,530
                         Total                                                      119,812
                      MINING--0.8%
            23,000 (a)Sumitomo Metal Mng.                                            91,549
                      MISCELLANEOUS MATERIALS & COMMODITIES--1.6%
             3,600    Circle K Japan Co. Ltd.                                       180,811
               400    Sanyo Pax Co., Ltd.                                             4,012
                         Total                                                      184,823
                      MULTI-INDUSTRY--6.2%
            56,000    Citic Pacific Ltd.                                            223,122
            36,000    Hutchison Whampoa                                             239,836
            32,000    Mitsui & Co.                                                  222,402
            13,000    Wing Tai Holdings, Ltd                                         16,716
                         Total                                                      702,076



FEDERATED ASIA PACIFIC GROWTH FUND                                                                                   VALUE

                                                                                  IN U.S.
   SHARES                                                                         DOLLARS
 COMMON STOCKS--CONTINUED
                      REAL ESTATE--10.9%
            36,000 (a)Cheung Kong                                               $   253,807
            68,000    China Resources Enterprises Ltd.                              146,463
           776,000    Lippo China Resources Ltd.                                    156,599
            15,000    Mitsubishi Estate Co. Ltd.                                    173,947
            70,000 (a)New World Development Co. Ltd.                                259,434
            29,000    Sumitomo Reality & Dev.                                       194,280
            30,000    Tokyu Land Corp.                                               59,706
                         Total                                                    1,244,236
                      RECREATION, OTHER CONSUMER GOODS--5.8%
             7,000    Fuji Photo Film Co.                                           251,753
             4,000    Nintendo Corp. Ltd.                                           413,712
                         Total                                                      665,465
                      TELECOMMUNICATIONS--5.4%
            93,700    AAPT Telecommunications                                       147,801
            20,000 (a)China Telecommunications                                       33,375
           170,000    Keppel Telecom & Transport                                    124,761
                27    Nippon Telegraph & Telephone Corp.                            222,135
            16,000    PT Indosat                                                     36,299
            64,000    PT Telekomunikasi Indonesia                                    46,936
                         Total                                                      611,307
                      TRANSPORTATION - AIRLINES--0.8%
            44,000    Air New Zealand Ltd., Class B                                  89,581

FEDERATED ASIA PACIFIC GROWTH FUND


  SHARES OR                                                                        VALUE
  PRINCIPAL                                                                       IN U.S.
   AMOUNT                                                                         DOLLARS
                      UTILITIES - ELECTRICAL & GAS--4.4%
            34,000    China Light and Power Co. Ltd.                          $     171,533
            99,000    Hong Kong and China Gas Co. Ltd.                              178,014
            52,000    Novus Petroleum Ltd.                                          158,012
                         Total                                                      507,559
                         TOTAL COMMON STOCKS (IDENTIFIED COST $12,470,567)       10,917,528
 (C)REPURCHASE AGREEMENT--5.6%
 $         635,000    BT Securities Corp., 5.73%, dated 11/28/1997, due
                      12/1/1997 (AT AMORTIZED COST)                                 635,000
                         TOTAL INVESTMENTS (IDENTIFIED COST $13,105,567)(D)   $  11,552,528

(a) Non-income-producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $50,503 which represents 0.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $13,118,219. The net unrealized depreciation of investments on a federal tax basis amounts to $1,565,691 which is comprised of $248,483 appreciation and $1,814,174 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($11,414,111) at November 30, 1997.

The following acronym is used throughout this portfolio:

PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997


 ASSETS:
 Total investments in securities, at value (identified cost $13,105,567 and tax cost               $  11,552,528
 $13,118,219)
 Cash denominated in foreign currencies (at identified cost $9,465)                                        9,483
 Income receivable                                                                                        12,354
 Receivable for investments sold                                                                          47,293
 Receivable for shares sold                                                                              114,245
 Deferred organizational costs                                                                            39,671
    Total assets                                                                                      11,775,574
 LIABILITIES:
 Payable for investments purchased                                                        $312,843
 Payable for shares redeemed                                                                 8,284
 Payable to Bank                                                                            18,180
 Payable for taxes withheld                                                                  1,870
 Accrued expenses                                                                           20,286
    Total liabilities                                                                                    361,463
 NET ASSETS for 1,467,040 shares outstanding                                                       $  11,414,111
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $  14,718,693
 Net unrealized depreciation of investments and translation of assets and liabilities in              (1,553,701)
 foreign currency
 Accumulated net realized loss on investments and foreign currency transactions                       (1,742,587)
 Net operating loss                                                                                       (8,294)
    Total Net Assets                                                                               $  11,414,111
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($7,297,248 / 934,555 shares outstanding)                                       $7.81
 Offering Price Per Share (100/94.50 of $7.81)*                                                            $8.26
 Redemption Proceeds Per Share                                                                             $7.81
 CLASS B SHARES:
 Net Asset Value Per Share ($3,606,125 / 466,458 shares outstanding)                                       $7.73
 Offering Price Per Share                                                                                  $7.73
 Redemption Proceeds Per Share (94.50/100 of $7.73)**                                                      $7.30
 CLASS C SHARES:
 Net Asset Value Per Share ($510,738 / 66,027 shares outstanding)                                          $7.74
 Offering Price Per Share                                                                                  $7.74
 Redemption Proceeds Per Share (99.00/100 of $7.74)**                                                      $7.66

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997


 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of                                   $     77,489
 $9,102)
 Interest (net of foreign taxes withheld of $34)                                     44,753
    Total income                                                                    122,242
 EXPENSES:
 Investment advisory fee                                        $  100,152
 Administrative personnel and services fee                         185,000
 Custodian fees                                                     39,634
 Transfer and dividend disbursing agent fees and                     4,162
 expenses
 Directors'/Trustees' fees                                           1,834
 Auditing fees                                                       7,794
 Legal fees                                                          4,671
 Portfolio accounting fees                                          85,718
 Distribution services fee--Class B Shares                          25,716
 Distribution services fee--Class C Shares                           3,848
 Shareholder services fee--Class A Shares                           12,907
 Shareholder services fee--Class B Shares                            8,572
 Shareholder services fee--Class C Shares                            1,282
 Share registration costs                                           27,056
 Printing and postage                                               33,551
 Insurance premiums                                                  3,218
 Taxes                                                                 395
 Miscellaneous                                                       7,447
    Total expenses                                                 632,957
 Waivers and reimbursements--
    Waiver of investment advisory fee               $ (100,152)
    Reimbursement of other operating expenses         (334,402)
         Total waivers and reimbursements                         (434,554)
            Net expenses                                                            198,403
                 Net operating loss                                                 (76,161)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign
 currency transactions
 (net of foreign taxes withheld of $285)                                         (1,806,239)
 Net change in unrealized depreciation of
 investments and
 translation of assets and liabilities in foreign                                (1,681,791)
 currency
    Net realized and unrealized loss on                                          (3,488,030)
    investments and foreign currency transactions
         Change in net assets resulting from                                   $ (3,564,191)
         operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED    PERIOD ENDED
                                                                        NOVEMBER 30,   NOVEMBER 30,
                                                                            1997          1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net operating loss                                                 $       (76,161)   $      (9,521)
 Net realized gain (loss) on investments and foreign currency transactions ($(1,738,228) and $3,404, respectively,
 as computed for federal tax purposes)                                   (1,806,239)         (18,571)
 Net change in unrealized appreciation/(depreciation) of
 investments and translation of assets and liabilities in
 foreign currency                                                        (1,681,791)         128,090
   Change in net assets resulting from operations                        (3,564,191)          99,998
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            21,112,630       14,841,199
 Cost of shares redeemed                                                (13,396,404)      (7,679,121)
   Change in net assets resulting from share transactions                 7,716,226        7,162,078
     Change in net assets                                                 4,152,035        7,262,076
 NET ASSETS:
 Beginning of period                                                      7,262,076               --
 End of period                                                      $    11,414,111    $   7,262,076

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED      PERIOD ENDED
                                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                                     1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                $10.25           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                  (0.03)            0.00
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                       (2.41)            0.25
  Total from investment operations                                                    (2.44)            0.25
 NET ASSET VALUE, END OF PERIOD                                                      $ 7.81           $10.25
 TOTAL RETURN(B)                                                                     (23.80%)           2.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                             1.85%            1.85%*
  Net operating loss                                                                  (0.53%)             --
  Expense waiver/reimbursement(c)                                                      4.77%            7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                            $7,297           $4,593
  Average commission rate paid(d)                                                   $0.0098          $0.0039
  Portfolio turnover                                                                    193%              99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED      PERIOD ENDED
                                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                                     1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                $10.19           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                  (0.08)           (0.03)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                       (2.38)            0.22
  Total from investment operations                                                    (2.46)            0.19
 NET ASSET VALUE, END OF PERIOD                                                      $ 7.73           $10.19
 TOTAL RETURN(B)                                                                     (24.14%)           1.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                             2.60%            2.60%*
  Net operating loss                                                                  (1.25%)          (0.86%)*
  Expense waiver/reimbursement(c)                                                      4.77%            7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                            $3,606           $2,273
  Average commission rate paid(d)                                                   $0.0098          $0.0039
  Portfolio turnover                                                                    193%              99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) November 30, 1996

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED      PERIOD ENDED
                                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                                     1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.20           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                   (0.12)           (0.05)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                        (2.34)            0.25
  Total from investment operations                                                     (2.46)            0.20
 NET ASSET VALUE, END OF PERIOD                                                       $ 7.74           $10.20
 TOTAL RETURN(B)                                                                      (24.12%)           2.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                              2.60%            2.60%*
  Net operating loss                                                                   (1.22%)          (0.90%)*
  Expense waiver/reimbursement(c)                                                       4.77%            7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                               $511             $397
  Average commission rate paid(d)                                                    $0.0098          $0.0039
  Portfolio turnover                                                                     193%              99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS --Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS --It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS --Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                    INCREASE (DECREASE)
                                         UNDISTRIBUTED NET
                                            INVESTMENT
                      ACCUMULATED        INCOME/ACCUMULATED
                     NET REALIZED    DISTRIBUTIONS IN EXCESS OF
   PAID-IN CAPITAL     GAIN/LOSS        NET INVESTMENT INCOME
      $(136,845)        $66,791              $70,054

  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES --It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $1,738,228 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR    EXPIRATION AMOUNT
        2005             $1,738,228

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS --The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS --The Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices of foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  At November 30, 1997, the Fund had outstanding foreign exchange contracts as set forth below:

                                                                           UNREALIZED
     SETTLEMENT         FOREIGN CURRENCY         IN EXCHANGE  CONTRACTS   APPRECIATION
        DATE        UNITS TO DELIVER/RECEIVE         FOR      AT VALUE   (DEPRECIATION)
   CONTRACTS SOLD:
      12/01/97    32,161,678 Indonesian Rupiah     $8,860      $8,817         $43

  FOREIGN CURRENCY TRANSLATION --The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES --Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at November 30, 1997, is as follows:

   SECURITY                            ACQUISITION DATE  ACQUISITION COST
   Shanghai Industrial Holdings Ltd.       11/3/1997        $76,661

  USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER --Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.0001) authorized were as follows:

                         NUMBER OF SHARES
                           OF PAR VALUE
 CLASS NAME          CAPITAL STOCK AUTHORIZED
 Class A Shares             135,000,000
 Class B Shares             135,000,000
 Class C Shares             135,000,000
  Total                     405,000,000

Transactions in capital stock were as follows:

                                                    YEAR ENDED                     PERIOD ENDED
                                                 NOVEMBER 30, 1997             NOVEMBER 30, 1996(A)
 CLASS A SHARES                              SHARES           AMOUNT         SHARES         AMOUNT
 Shares sold                               1,402,382   $  13,816,205       1,121,851   $  11,556,721
 Shares redeemed                            (915,907)     (8,814,153)       (673,771)     (7,122,242)
  Net change resulting from Class A
  Share transactions                         486,475   $   5,002,052         448,080   $   4,434,479

                                                    YEAR ENDED                     PERIOD ENDED
                                                 NOVEMBER 30, 1997             NOVEMBER 30, 1996(B)
 CLASS B SHARES                              SHARES           AMOUNT         SHARES         AMOUNT
 Shares sold                                 543,977   $   5,461,674         251,041   $   2,607,100
 Shares redeemed                            (300,440)     (3,019,014)        (28,120)       (287,998)
  Net change resulting from Class B
  Share transactions                         243,537   $   2,442,660         222,921   $   2,319,102

                                                    YEAR ENDED                     PERIOD ENDED
                                                 NOVEMBER 30, 1997             NOVEMBER 30, 1996(B)
 CLASS C SHARES                              SHARES           AMOUNT         SHARES         AMOUNT
 Shares sold                                 181,031   $   1,834,751          64,647   $     677,378
 Shares redeemed                            (153,942)     (1,563,237)        (25,709)       (268,881)
  Net change resulting from Class C
  Share transactions                          27,089   $     271,514          38,938   $     408,497
  Net change resulting from share
  transactions                               757,101   $   7,716,226         709,939   $   7,162,078

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE --Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at it sole discretion

  ADMINISTRATIVE FEE --Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE --The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF AVERAGE
   SHARE CLASS NAME    DAILY NET ASSETS OF CLASS
   Class A Shares             0.25%
   Class B Shares             0.75%
   Class C Shares             0.75%

  Class A Shares did not incur a distribution services fee for the period ended November 30, 1997, and has no present intention of paying or accruing the distribution services fee

  SHAREHOLDER SERVICES FEE --Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES --FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES --FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES --Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $5,897 pursuant to this agreement.

  GENERAL --Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term, for the period ended November 30, 1997, were as follows:

PURCHASES    $23,188,165
SALES        $15,991,912

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries for the Fund was as follows:

                 PERCENTAGE OF
 COUNTRY          NET ASSETS
 Australia            11.8%
 China                 2.6
 Hong Kong            20.2
 Indonesia             1.6
 Japan                53.3
 New Zealand           0.8
 Singapore             4.5
 South Korea           0.9

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of

WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International High Income Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1998

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487507
Cusip 981487606
Cusip 981487705
G01934-01 (1/98)
[Graphic]


[Graphic]
Federated Emerging Markets Fund
2ND ANNUAL REPORT
NOVEMBER 30, 1997
ESTABLISHED 1996

President's Message
[Graphic]
Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in February 1996, and I am pleased to present its second Annual Report that covers its fiscal year reporting period from December 1, 1996 through November 30, 1997.

The report begins with a discussion by portfolio manager Jolanta Wysocka, Vice President, Federated Global Research Corp. Her discussion covers emerging market economic and market conditions, and the fund's strategy. Following her commentary is a complete list of the fund's investments and the financial statements.

Federated Emerging Markets Fund offers shareholders significant long-term investment opportunities from a select portfolio of many large- and small-company stocks issued by international companies.* The companies are found in Africa, Latin America, most of Asia, and parts of Europe. As of November 30, 1997, the fund's $72 million in assets were diversified across 277 holdings representing 32 countries.

During the 12-month reporting period, the fund delivered positive total return performance that eclipsed the negative returns of its benchmark, the IFC Investable Composite Index,** and the average emerging markets fund. The fund's broadly diversified selection across many stock issues, with individual holdings averaging less than 1% of the fund's total assets, helped the fund's share value increase.***

                     TOTAL             NET ASSET
                    RETURN          VALUE INCREASE
 Class A Shares      4.86%      $11.10 to $11.64 = 5%
 Class B Shares      4.17%      $11.04 to $11.50 = 4%
 Class C Shares      4.07%      $11.05 to $11.50 = 4%

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** IFC Investable Composite Index is an investable, market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. This index is unmanaged, and investments cannot be made in an index.

*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C shares were (0.94%), (1.36%), and 3.08%, respectively.

This emerging markets fund has provided shareholders with strong returns since it began operation on February 28, 1996. While the fund avoided the negative returns of the emerging marketplace during the year, there will inevitably be periods of negative short-term fluctuation, as well as positive returns.

In this investment environment, I recommend you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.+

Thank you for your confidence in Federated Emerging Markets Fund. We will continue to keep you up-to-date on the details of your investment on a regular basis. We appreciate that you have entrusted a portion of your wealth to the fund.

Sincerely,
[Graphic]
Richard B. Fisher
President
January 15, 1998

+ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review
[Graphic]
Jolanta Wysocka
Vice President
Federated Global Research Corp.

[Graphic]
AFTER A RELATIVELY SOLID FIRST HALF OF THE FUND'S FISCAL YEAR REPORTING PERIOD, EMERGING MARKETS SUFFERED CONSIDERABLY DURING THE LATTER PART OF THE REPORTING PERIOD. WHAT ARE YOUR COMMENTS ON THE ABOUT-FACE?

It has been a very interesting year for investors worldwide. During the first part of the year, a wave of optimism swept the world of emerging markets. Eastern Europe, Russia, and Latin America rallied strongly. Brazil and Mexico were the darlings of emerging markets investors during the second quarter of 1997. Brazil, in particular, seemed to have possessed all the attributes of a home run: cheap valuations, good macro story, low volatility (at least short term), and strong price momentum, i.e., there was something for everyone.

As the bull run continued, most emerging markets funds were posting strong double-digit gains after the first half of the year. A rude awakening came in July 1997, when the situation in Southeast Asia began to deteriorate rapidly with a number of attacks on the region's currencies. Problems in Southeast Asia were well recognized by the investment community--weak financial systems and deteriorating current account balances in Malaysia, Thailand, Philippines, and Indonesia caused most emerging markets funds to underweight the region. What proved to be hard to forecast was the degree to which markets throughout the world would be affected by the Asian contagion. Shock waves of the Southeast Asian crisis were felt particularly strongly in the Latin American and Russian markets. Price volatility increased as commonly accepted forms of investment analysis were widely suspended in favor of irrational behavior.

[Graphic]
HOW DID FEDERATED EMERGING MARKETS FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1997, COMPARED TO ITS BENCHMARK?

The fund's shareholders were spared from the highly negative returns associated with emerging markets during the reporting period. In fact, over the 12-month reporting period, the fund has provided a positive total return significantly above both the benchmark index and the average emerging markets fund. Total returns for the fund based on net asset value were: Class A Shares, 4.86%; Class B Shares, 4.17%; and Class C Shares 4.07%.* In contrast, the fund's benchmark, the IFC Investable Composite Index, produced a return of (15.57%) during the same period of time. The average return of the 128 emerging market mutual funds tracked by Lipper Analytical Services, Inc. was (2.31%).**

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C shares were (0.94%), (1.36%), and 3.08%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

[Graphic]
THE FUND IS BROADLY DIVERSIFIED AMONG COUNTRIES AND COMPANIES AT ALL TIMES. IN THE PREVIOUS SEMI-ANNUAL REPORT, YOU CITED COUNTRY SELECTIONS AND ALLOCATION AS PLAYING A KEY ROLE IN THE FUND'S ABILITY TO OUTPERFORM THE MARKET. DID THAT HOLD TRUE FOR THE FULL FISCAL YEAR ENDED NOVEMBER 30, 1997?

Yes. Broad diversification, not only in terms of individual securities and industry sectors, but more importantly in terms of countries and regions, is key to risk reduction during the periods of extreme volatility such as those witnessed in 1997.

Federated Emerging Markets Fund participated in the strong returns posted by the Latin American markets, but without excessive overweight in the region. Limiting exposure to Latin America proved beneficial in the second half of the year, when the region experienced a sharp correction. African, Middle Eastern, and emerging European markets proved to be excellent diversifiers due to low correlation with Asian and Latin American markets, thus dampening the volatility while enhancing portfolio return.

Southeast Asian markets posted dramatic losses for the year with Thailand down 76%, Malaysia down 70%, Indonesia down 58%, and the Philippines down 57%, as measured by the IFC Investable Composite Index. Federated Emerging Markets Fund remained underweighted in the Southeast Asian markets during 1997 avoiding the currency problems there.

[Graphic]
WHAT WERE THE FUND'S COUNTRY ALLOCATIONS AS OF NOVEMBER 30, 1997?

The portfolio was well diversified across the following 32 countries:

                               PERCENTAGE
 COUNTRY                      OF PORTFOLIO
 Turkey                          6.75%
 Egypt                           6.50
 Russia                          6.41
 Mexico                          5.52
 Mauritius                       5.03
 Greece                          4.72
 Kenya                           4.48
 Poland                          4.12
 Ghana                           3.76
 Peru                            3.62
 Saudi Arabia                    3.52
 Lebanon                         3.44
 Brazil                          3.39
 Argentina                       3.22
 Portugal                        2.94
 India                           2.90
 Hong Kong                       2.69
 Czech Republic                  2.22
 Zimbabwe                        2.25
 Pakistan                        2.19
 Botswana                        1.66
 Thailand                        1.61
 Hungary                         1.38
 Chile                           1.10
 Indonesia                       1.09
 Korea                           0.86
 Sri Lanka                       0.52
 Slovak Republic                 0.52
 Philippines                     0.35
 China                           0.23
 Uruguay                         0.18
 Malaysia                        0.08

[Graphic]
WHAT WERE THE FUND'S TOP HOLDINGS?

The top 10 holdings as of November 30, 1997 were:

                                        PERCENTAGE
 TOP HOLDINGS                             OF NET
 NAME                      COUNTRY        ASSETS            INDUSTRY
 Saudi Arabia              Saudi
 Fund, Ltd.                Arabia          3.52%          Mutual Fund
 Social Security
 Bank                      Ghana           2.33           Banking
 Unified Energy                                           Utilities--
 System, ADR               Russia          1.46           Electrical & Gas
 Sechaba
 Breweries, Ltd.           Botswana        1.38           Beverages
 Solidere,
 DGR, 144A                 Lebanon         1.23           Real Estate
 Banque Audi,
 GDR, 144A                 Lebanon         1.21           Banking
 Hurriyet
 Gazetecilik ve
 Matbaacilik A.S.          Turkey          1.18           Publishing
 Athens Medical            Greece          1.16           Health Care
 Portugal
 Telecom S.A.              Portugal        1.14           Telecoms
 Aluworks                                                 Metals--
 Ghana, Ltd.               Ghana           1.09           Non-Ferrous
   TOTAL PERCENTAGE OF
   PORTFOLIO NET ASSETS                   15.70%

[Graphic]
AS A POOR YEAR FOR EMERGING MARKETS AND A COMPARATIVELY STRONG YEAR FOR THE FUND DRAWS TO A CLOSE, WHAT IS YOUR OUTLOOK FOR 1998, AND WHERE HAVE YOU FOUND NEW OPPORTUNITIES?

Our long-term outlook for the asset class remains bullish. Emerging markets should be the beneficiaries of capital inflows and technology transfer.

Despite poor relative performance, emerging markets are growing in importance as an asset class. Vast majorities of the global population live and work in what we classify as "developing economies" generating over half of the economic output. Investment professionals in the United States and in Europe are well aware of the long-term potential of this asset class. Long term, allocation to this asset class should increase. In addition, emerging markets equities should benefit from year-end rebalancing of investors' portfolios.

Due to recent poor price performance, emerging markets now offer compelling valuations when compared to the U.S. equity market. In fact, the new year appears to have the potential to be just as interesting as 1997 proved to be. Southeast Asia will most certainly be the focus of everyone's attention. This year could potentially mark the beginning of the recovery in that region. Valuations and growth prospects in African, Middle Eastern, and selected Eastern European markets are very attractive and position those markets for strong recovery in 1998.

High levels of volatility combined with relatively inefficient information delivery are likely to remain commonplace in emerging markets. Broad diversification of holdings and close monitoring of risk factors are, therefore, critical in the design and implementation of a successful emerging markets strategy.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND FEDERATED EMERGING MARKETS FUND FEDERATED EUROPEAN GROWTH FUND FEDERATED INTERNATIONAL EQUITY FUND FEDERATED INTERNATIONAL GROWTH FUND FEDERATED INTERNATIONAL HIGH INCOME FUND FEDERATED INTERNATIONAL INCOME FUND FEDERATED INTERNATIONAL SMALL COMPANY FUND FEDERATED LATIN AMERICAN GROWTH FUND FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED EMERGING MARKETS FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Emerging Markets Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

"Graphic representation "10" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EMERGING MARKETS FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Emerging Markets Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

"Graphic representation "11" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EMERGING MARKETS FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

"Graphic representation "12" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--81.8%
                        AGRICULTURE--0.8%
              5,600,000 Interfresh                                                      $  356,184
                111,800 Sefalana                                                           203,462
                         Total                                                             559,646
                         APPLIANCES & HOUSEHOLD DURABLES--0.0%
                      2 (a)(b)Samsung Electronics Co., GDR                                      44
                        AUTOMOBILE--1.3%
                 15,000 Bajaj Auto Ltd.                                                    235,438
                  1,650 Bajaj Auto Ltd., GDR                                                28,875
                  6,200 (a)Gorkovsky Auto Plant                                            604,500
                 11,700 (a)(b)Mahindra and Mahindra, GDR                                   105,300
                         Total                                                             974,113
                        BANKING--12.2%
                  4,700 Banco Comercial S.A., GDR                                          131,600
                  3,800 Banco Santiago, ADR                                                 78,850
                 22,900 Banco Totta & Acores Nationalisiert, Class B                       432,075
                 33,000 (a)Bank Handlowy W. Warszawie                                      387,193
                  4,700 Bank Rozwoju Eksportu S.A.                                          71,756
                  4,440 Bank Slaski S.A.                                                   225,954
                 30,500 (b)Banque Audi, GDR                                                876,875
                 37,500 (a)(b)Banque Libanaise Pour Le Comm, Class B, GDR                  721,875
                127,200 Big Bank Gdanski S.A.                                              115,081
                     10 (a)Budapest Bank RT                                                 75,235
                 36,000 (a)Commerce Asset Holdings Bhd                                      19,308

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        BANKING--CONTINUED
                 15,000 Commercial International Bank Egypt                             $  302,382
              8,700,000 Demirbank T.A.S.                                                   244,513
                 74,900 (a)Grupo Financiero Banamex Accivel, Class B                       164,144
                  1,767 (a)Grupo Financiero Banamex Accivel, Class L                         3,657
                  9,400 Housing & Development Bank                                         248,787
                431,168 Kenya Commercial Bank Ltd.                                         489,076
                106,450 Mauritius Commercial Bank                                          468,815
                    620 National Bank of Greece                                             58,089
                100,000 National Development Bank                                          373,663
                657,419 National Industrial Credit Bank                                    569,642
                  4,500 OTP Bank RT                                                        140,502
                700,000 PT Bank International Indonesia                                     91,158
                 43,488 PT Bank International Indonesia, Warrants                              954
                600,000 PT Bank Negara Indonesia                                            94,585
                106,800 PT Bank Tiara Asia                                                  11,712
              2,231,880 (a)Social Security Bank Ltd.                                     1,687,859
                  4,800 (a)Societe Generale (Egypt)                                        111,513
                888,500 State Bank Mauritius                                               508,291
                 19,000 Wbk (Wielkopolski B)                                                96,691
                         Total                                                           8,801,835
                        BEVERAGES--4.0%
                360,000 Cervecer Backus & Johnston, Class T                                326,551
                  4,600 Compania Cervecerias Unidas SA, ADR                                124,200
                  2,600 Embotelladora Andina S.A., Class A, ADR                             60,938
                  1,400 Embotelladora Andina S.A., Class B, ADR                             28,875
                 62,500 Fomento Economico Mexicano, SA de C.V., Class B                    515,158
                 30,250 (a)Guangdong Brewery Holdings Ltd.                                   4,304

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                         BEVERAGES--CONTINUED
                 14,480 (a)Guiness Ghana Ltd.                                          $       4,195
                 74,200 Mauritius Breweries Ltd.                                             249,298
                  7,500 Nobleza Piccardo S.A.I.C. y F.                                        33,762
                 23,500 (a)Prazske Pivovary A.S.                                              91,155
                 11,800 Quilmes Industrial SA, ADR                                           153,400
                187,115 Sasini Tea & Coffee Ltd.                                             277,098
                942,800 Sechaba Breweries Ltd.                                             1,000,870
                         Total                                                             2,869,804
                        BROADCASTING & PUBLISHING--0.2%
                  9,300 Grupo Televisa SA                                                    172,107
                        BUILDING MATERIALS & COMPONENTS--2.1%
                 70,900 Apasco SA de CV                                                      419,090
                950,000 Baticim Bati Anadolu Cimento Sanayii AS                              118,935
                971,000 Borusan                                                               52,098
                127,585 Cementos Lima S.A.                                                   255,358
                179,111 Cementos Norte Pacasmayo                                             223,642
                  7,500 Gorazdze SA                                                          203,562
                424,000 Keramika Indonesia Associates                                         43,591
                  9,000 (a)(b)Suez Cement Co., GDR                                           182,025
                         Total                                                             1,498,301
                        BUSINESS & PUBLIC SERVICES--0.9%
                  8,800 Banco Frances del Rio de la Plata S.A., ADR                          237,050
                500,000 Dhana Siam Finance & Securities Co., Ltd.                            149,068
                700,000 Nava Finance & Sec.                                                  200,000
                150,000 Phatra Thanakit Co.                                                   89,441
                         Total                                                               675,559

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        CHEMICALS--1.6%
                  1,190 Aksa Akrilik Kimya Sanayii AS                                   $         93
                  4,200 (a)BorsodChem RT                                                     116,915
                  3,000 Deza Valasske Mezirici AS                                            204,597
                  8,400 (a)Paints & Chemical Industry                                        252,593
                 34,000 (b)Paints & Chemical Industry, GDR                                   340,000
                  2,751 Pannonplast RT                                                       113,834
                  6,700 Polifarb-Cieszyn SA                                                   27,467
                  2,233 (a)Polifarb-Cieszyn SA, Class D                                        9,154
                550,000 (a)Yizheng Chemcial Fibre Co.                                        123,087
                         Total                                                             1,187,740
                        CONGLOMERATE--3.2%
                 10,000 (a)Beijing Enterprises                                                26,325
                 25,013 Compania Naviera Perez Companc SA, Class B                           178,658
                 12,900 Controladora Comercial Mexicana SA de CV, GDR                        277,350
                  9,500 Grupo Carso SA de CV                                                  62,689
                  5,600 Grupo Carso SA de CV, ADR                                             72,100
                  9,400 Grupo Elektra S.A. de C.V., GDR                                      291,400
                242,000 Guangdong Invest                                                     153,396
                 40,000 Rogers and Company Ltd.                                              199,773
              9,800,000 (a)Sabanci Holding                                                   550,857
              2,687,000 (a)TA Holdings                                                       531,703
                         Total                                                             2,344,251
                        CONSTRUCTION & HOUSING--1.7%
                 29,300 (a)Arabian International Construction                                650,580
                 10,000 (a)Bufete Industrial SA, ADR                                          95,000
                 12,500 Empresas ICA Sociedad Controladora S.A., ADR                         193,750
                  2,875 MISR International Bank                                               88,076

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        CONSTRUCTION & HOUSING--CONTINUED
                    700 Misr Elgedida for Housing & Reconstruction                      $     88,393
                  2,120 (a)Nasr City Co. for Housing & Construction                          143,079
                         Total                                                             1,258,878
                        DATA PROCESSING & REPRODUCTION--1.7%
                 10,000 (a)ComputerLand Poland SA                                            136,274
                300,000 (a)Founder Hong Kong Ltd.                                            232,850
                 10,000 Infosys Technologies Ltd.                                            357,990
                 10,000 (a)Infosys Technologies Ltd.                                         357,990
                488,000 (a)Legend Holdings Ltd.                                              134,147
                    660 (a)PVT                                                                34,515
                         Total                                                             1,253,766
                        ELECTRICAL & ELECTRONICS--0.9%
              1,078,000 (a)Harbin Power Equipment Co., Class H                               164,552
                 22,000 (a)Krasnoyarsk Electrovyaz                                           206,800
              3,834,000 Vestel Elektronik Sanayi Ve Ticaret AS                               293,876
                         Total                                                               665,228
                        ELECTRONIC COMPONENTS, INSTRUMENTS--2.0%
              4,854,000 Aselsan                                                              254,240
              3,365,000 Bekoteknik                                                           197,744
                276,800 Hana Microelectronics Co., Ltd.                                      728,964
              1,200,000 Raks Elektronik                                                      297,401
                         Total                                                             1,478,349
                        ENERGY - OIL & GAS--3.3%
              1,000,000 (a)CNPC Hong Kong Ltd.                                               278,126
                  9,700 Lukoil Oil Co., ADR                                                  739,145
                 28,000 Pakistan State Oil                                                   291,415

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        ENERGY - OIL & GAS--CONTINUED
                  3,000 (a)Tatneft, ADR                                                $     369,532
                  2,500 (a)Tatneft, ADR                                                      307,944
             12,361,000 Turcas Petrolculuk                                                   290,557
                 35,200 (a)Unipetrol                                                         102,613
                         Total                                                             2,379,332
                        ENERGY EQUIPMENT & SERVICES--0.1%
                  8,000 Transportadora de Gas de Sur S.A., Class B, ADR                       85,500
                        ENERGY SOURCES--1.2%
                 15,200 (a)Hub Power Co., GDR                                                471,200
                  5,000 MOL Magyar Olaj-es Gazipari RT                                       105,329
                  6,400 YPF Sociedad Anonima                                                 215,759
                  2,600 YPF Sociedad Anonima, ADR                                             87,263
                         Total                                                               879,551
                        ENGINEERING--0.7%
                 22,300 (a)Exbud SA                                                          189,143
                131,000 Mostostal Export S.A.                                                351,852
                         Total                                                               540,995
                        FINANCIAL SERVICES--1.2%
                  7,200 (a)Credicorp Ltd.                                                    131,400
                  4,400 (a)Egyptian Financial & Industrial                                   251,507
                 13,500 Fincorp Investment Co. Ltd.                                           49,342
                    390 Grupo Financiero Inbursa, S.A. de C.V., Class B                        1,439
                 92,000 Industrial Credit & Investment Corp. of India Ltd.                   171,907
                 85,000 Industrial Development Bank of India Ltd.                            184,021
                400,000 (a)PT Putra Surya Multidana                                           63,057

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        FINANCIAL SERVICES--CONTINUED
                  9,000 Rashid Hussain Bhd                                              $     10,784
                    285 (a)Rashid Hussain Bhd, Warrants                                          102
                         Total                                                               863,559
                        FOOD & HOUSEHOLD PRODUCTS--3.3%
                 25,000 Chipita International                                                482,107
                  8,100 Chipita International                                                156,203
                  7,200 (a)Egyptian Starch & Gl                                               77,018
                  5,332 Estabelecimentos Jeronimo Martins & Filho SGPS, S.A.                 168,527
                110,000 Grupo Industrial Maseca SA de CV, Class B                            114,640
                298,968 Happy World Foods Ltd.                                               215,827
                360,000 (a)International Container Terminal Services, Inc.                    58,712
                 15,000 (a)(b)Red October, RDC                                               337,500
                119,900 Riopesca - Aquaculture of Western Greece SA                          641,431
                216,830 (a)Uchumi Supermarket Ltd.                                           133,224
                         Total                                                             2,385,189
                        FOOD PROCESSING--4.0%
                  4,900 (a)Agros Holding S.A.                                                 87,277
                  2,894 Cokoladovny A.S.                                                     404,646
                500,000 (a)Colcom                                                             72,438
                 60,534 (a)D'Onofrino SA                                                      16,228
                  5,800 (a)Eastern Co.                                                       134,421
                 27,200 Goody's S.A.                                                         473,898
                 30,000 (a)International Foods Co. (Hostess)                                 671,636
                540,000 Mauritius Oil Refineries Ltd.                                        279,501
              8,473,000 (a)Merko Gida Sanayi                                                 160,199
                160,000 Mon Tresor & Mon Desert Ltd.                                         273,871

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        FOOD PROCESSING--CONTINUED
                  2,400 (a)North Cairo Mills Co.                                       $      81,165
                371,000 Pesquera Austral SA                                                  238,432
                         Total                                                             2,893,712
                        GOLD MINES--0.3%
                 33,000 Ashanti Goldfields Co., GDR                                          237,189
                        HEALTH & PERSONAL CARE--1.9%
                 64,900 Athens Medic Center                                                  843,360
                  3,250 (a)Galena AS                                                         185,806
                 39,000 Kimberly-Clark de Mexico                                             175,212
                 46,500 (b)Shanghai Industrial Holdings Ltd.                                 146,774
                         Total                                                             1,351,152
                        INSURANCE--1.2%
                 96,300 Adamjee Insurance                                                    192,574
                260,000 (a)British American Insurance Co.                                     46,038
                 11,000 (a)Enterprise Insurance Co. Ltd.                                       3,560
                 22,000 (a)Mundial Confianca                                                 368,091
                116,394 (a)Swan Insurance Co., Ltd.                                          259,475
                         Total                                                               869,738
                        LEISURE & TOURISM--1.7%
                 81,000 Grand Baie Hotel                                                     189,398
                185,103 New Mauritius Hotels Ltd.                                            358,860
                183,592 Sun Resorts Ltd.                                                     394,275
                 63,598 United Docks Ltd.                                                    101,064
                686,000 (a)Zimbabwe Sun International Ltd.                                   213,314
                         Total                                                             1,256,911

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        MACHINERY & ENGINEERING--0.1%
                 15,400 (a)Stalexport SA                                               $    97,095
                        MANUFACTURING--0.5%
                  3,900 Ceska Zbrojovka A.S.                                               169,885
                 40,000 Fabryka Mebli Forte S.A.                                           156,064
                         Total                                                             325,949
                        MERCHANDISING--1.0%
                339,000 Migros Turk                                                        320,473
                500,000 PT Matahari Putra Prima                                             82,248
                  1,800 Santa Isabel S.A., ADR                                              32,964
              5,166,000 Uki Uluslararasi Konfeksiyon Imalat Ve Ticaret                     277,181
                         Total                                                             712,866
                        METALS - NON FERROUS--4.5%
                  3,500 Aluminum of Greece S.A.                                            202,738
                705,721 (a)Aluworks Ghana Ltd.                                             787,635
                 29,532 Cia de Minas Buenaventura SA                                       182,203
                 12,000 Cia de Minas Buenaventura SA, Class B                              107,925
                 68,000 Grupo Mexico S.A., Class B                                         260,376
                 19,350 Hindalco Industries Ltd., GDR                                      435,375
                 71,500 Industrias Penoles S.A.                                            294,235
              2,380,000 (a)Jiangxi Copper Co. Ltd.                                         317,116
                  3,800 Madeco SA, ADR                                                      64,125
                 39,287 Minsur S.A.                                                         97,965
                 20,900 (a)Slaska Fabryka Kabli SA                                         262,949

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        METALS - NON FERROUS--CONTINUED
                  2,200 Sociedad Quimica Y Minera De Chile, ADR                        $   101,200
                 40,000 Southern Peru Ltd.                                                 157,767
                         Total                                                           3,271,609
                        METALS - STEEL--2.5%
                155,700 (a)Acindar Industria Argentina de Aceros SA                        334,099
                 16,000 Pohang Iron and Steel Co. Ltd.                                     621,120
                 38,500 Siderar S.A., Class A                                              160,989
              8,606,000 Turk Demir Dokum                                                   615,672
                  9,800 Usinas Siderurgicas de Minas Gerais SA, ADR                         66,150
                         Total                                                           1,798,030
                        MINING--0.8%
                483,461 (a)Athi River Mining Ltd.                                           91,398
                 18,000 Hindustan Petroleum Corp. Ltd.                                     220,129
                 14,500 Silver & Baryte Ores Mining                                        272,547
                         Total                                                             584,074
                        MISCELLANEOUS MATERIALS & COMMODITIES--0.3%
                190,000 (a)Fotex Rt.                                                       188,690
                        MULTI-INDUSTRY--1.8%
                 61,126 Alfa, S.A. de C.V., Class A                                        460,669
                934,000 Firestone East Africa Ltd.                                         360,504
                 55,000 (a)Renong Berhad                                                    28,243
                900,000 Trans Zambezi Industries                                           405,000
              1,000,000 (a)Trans Zambezi Industries Ltd.                                    49,470
                         Total                                                           1,303,886
                        PHARMACEUTICALS--2.2%
                  5,540 (a)Egypt International Pharmaceuticals                             375,524
                  2,700 Gedeon Richter RT                                                  255,273

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        PHARMACEUTICALS--CONTINUED
                  8,300 (a)Jelfa SA                                                     $  178,343
                  5,300 Laboratorio Chile, ADR                                             113,288
                 45,000 Lavipharm S.A.                                                     291,162
                 72,000 PT Darya Varia Laboratoria                                          11,350
                  2,808 Slovakofarna AS                                                    377,307
                 50,000 Tempo Scan Pacific                                                  19,191
                         Total                                                           1,621,438
                        PUBLISHING--1.2%
              5,000,000 Hurriyet Gazetecilik ve Matbaacilik A.S.                           855,924
                        REAL ESTATE--1.2%
                 61,000 (a)(b)Solidere, GDR                                                892,125
                        TELECOMMUNICATIONS--6.0%
                  2,400 Asia Satellite Telecommunications Holdings Ltd., ADR                50,400
                 16,600 CPT Telefonica del Peru S.A., Class B, ADR                         348,600
                 11,200 Carso Global Telecom, Class A-1                                     40,295
                  1,500 PT Indosat, ADR                                                     33,563
                234,000 PT Telekomunikasi Indonesia                                        171,611
                467,000 (a)Pakistan Telecommunications Corp., Class A                      371,427
                  5,000 Philippine Long Distance Telephone Co.                             120,172
                 18,000 Portugal Telecom S.A.                                              829,079
                  6,000 (a)SPT Telekom A.S.                                                632,074
                  3,000 (a)Samara Svyazinform                                              172,500
                 85,000 (a)Tele 2000 S.A.- La Nueva Com de Telefonos                       117,058
                 17,000 Telecom Argentina S.A.                                             103,738
                 10,200 Telecom Argentina S.A., ADR                                        313,013
                  6,275 Telecomunicacoes de Sao Paulo SA, Rights                               119
                130,874 Telefonica Del Peru CPT, Class B                                   272,034

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        TELECOMMUNICATIONS--CONTINUED
                  1,900 Telefonica de Argentina S.A., ADR                              $    62,819
                 75,000 Telefonica de Argentina S.A., Class B                              248,341
                  7,700 Telefonos de Mexico, Class L, ADR                                  381,150
                 20,000 Telex-Chile S.A., ADR                                               82,500
                         Total                                                           4,350,493
                        TEXTILES & APPAREL--0.4%
              2,152,500 Ak-Al Tekstil Sanayii AS                                            84,694
              7,127,000 Aksu Iplik Dokuma Ve Boya Apre Fabrikalari T.A.S.                  180,274
                         Total                                                             264,968
                        TRANSPORTATION - AIRLINES--1.0%
                 32,885 Air Mauritius Ltd.                                                  48,973
              4,079,000 (a)Kenya Airways Ltd.                                              578,353
                487,000 (a)Turk Hava Yollari A.O.                                           93,321
                         Total                                                             720,647
                        TRANSPORTATION - ROAD & RAIL--0.3%
                772,000 PT Citra Marga Nusaphala Persada                                   169,321
                 78,000 (a)Shanghai Dazhong Taxi Co., Class B                               46,020
                         Total                                                             215,341
                        TRANSPORTATION - SHIPPING--0.2%
                200,000 Cosco Pacific Ltd.                                                 139,710
                        UTILITIES - ELECTRICAL & GAS--5.3%
                643,000 (a)(b)Beijing Datang Power                                         297,366
                350,000 Centrais Eletricas Brasileiras SA                                  160,912
                 46,000 Central Costanera S.A., Class B                                    117,343
                    100 (a)Egypt Gas                                                       705,779
                 18,510 (a)Electricidade de Portugal SA                                    334,556

FEDERATED EMERGING MARKETS FUND

                                                                                             VALUE
                                                                                            IN U.S.
   SHARES                                                                                   DOLLARS
 COMMON STOCKS--CONTINUED
                        UTILITIES - ELECTRICAL & GAS--CONTINUED
                  3,700 Enersis S.A., ADR                                             $    110,538
                254,000 (a)Kenya Power & Lighting Co. Ltd.                                 744,293
                 21,346 Manila Electric Co., Class B                                        73,902
                437,230 (a)Sui Sthn Gas Pipe                                               260,812
                 46,700 (a)Unified Energy System, RDC                                    1,056,821
                         Total                                                           3,862,322
                        WHOLESALE & INTERNATIONAL TRADE--0.7%
                 40,000 Elektrim Spolka Akcyina S.A.                                       384,507
                151,623 Enrique Ferreyros S.A.                                             144,774
                         Total                                                             529,281
                         TOTAL COMMON STOCKS (IDENTIFIED COST $61,573,554)              59,216,897
 PREFERRED STOCKS--4.3%
                        ELECTRONIC COMPONENTS, INSTRUMENTS--0.5%
             10,000,000 Ericsson Telecomunicacoes SA                                       351,573
                        ENERGY SOURCES--0.4%
              1,200,000 Petroleo Brasileiro SA, Preference                                 262,868
                        FOOD & HOUSEHOLD PRODUCTS--1.1%
                 50,500 (a)(b)Red October                                                  782,750
                        MINING--0.0%
                 10,100 Companhia Vale Do Rio Doce                                              91
                        PUBLISHING--1.0%
                145,000 Saraiva S.A. - Liveiros Edit, Preference                           725,457
                        TELECOMMUNICATIONS--0.4%
                254,000 (a)Cia Riograndense De Telecomunicacoes, Pfd.                      262,174
                187,843 Telecomunicacoes de Sao Paulo SA, Preference                        49,447
                         Total                                                             311,621

FEDERATED EMERGING MARKETS FUND

SHARES OR                                                                                  VALUE
  PRINCIPAL                                                                                 IN U.S.
   AMOUNT                                                                                   DOLLARS
 PREFERRED STOCKS--CONTINUED
                        TEXTILES & APPAREL--0.0%
             49,000,000 (a)Texpar SA, Preference                                        $         441
                        UTILITIES - ELECTRICAL & GAS--0.9%
              4,900,000 Companhia Energetica de Minas Gerais, Preference                      236,320
            100,000,000 (a)Companhia Energetica do Ceara-Coelce, Preference, Series A         341,657
                 12,000 (a)Permenergo, Pfd.                                                    69,000
                         Total                                                                646,977
                         TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,695,376)                3,081,778
 MUTUAL FUNDS--3.5%
                        FINANCIAL SERVICES--3.5%
                300,000 Saudi Arabia Fund Ltd. (IDENTIFIED COST $3,075,000)                 2,551,500
 (C)REPURCHASE AGREEMENT--7.7%
 $            5,590,000 BT Securities Corp., 5.73%, dated 11/28/1997, due 12/1/1997
                        (AT AMORTIZED COST)                                                 5,590,000
                         TOTAL INVESTMENTS (IDENTIFIED COST $73,933,930)(D)             $  70,440,175

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $4,682,634 which represents 6.5% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $74,984,203. The net unrealized depreciation of investments on a federal tax basis amounts to $4,544,028 which is comprised of $6,588,083 appreciation and $11,132,111 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($72,402,035) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt
BIG --Bond Investors Guaranty
GDR --Global Depository Receipt
RDC --Russian Depository Certificate
SA --Support Agreement
TRANs --Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost $73,933,930 and tax              $      70,440,175
 cost $74,984,203)
 Cash                                                                                                    2,525
 Cash denominated in foreign currencies (at identified cost $247,344)                                  243,078
 Income receivable                                                                                      83,901
 Receivable for investments sold                                                                     2,393,081
 Receivable for shares sold                                                                            621,625
 Net receivable for foreign currency exchange contracts sold                                             1,565
 Deferred organizational costs                                                                          40,082
    Total assets                                                                                    73,826,032
 LIABILITIES:
 Payable for investments purchased                                                 $848,232
 Payable for shares redeemed                                                        430,898
 Payable for taxes withheld                                                           6,316
 Accrued expenses                                                                   138,551
    Total liabilities                                                                                1,423,997
 NET ASSETS for 6,242,999 shares outstanding                                                 $      72,402,035
 NET ASSETS CONSIST OF:
 Paid in capital                                                                             $      77,469,823
 Net unrealized depreciation of investments and translation of assets and                          (3,500,378)
 liabilities in foreign currency
 Accumulated net realized loss on investments and foreign currency transactions                    (1,563,404)
 Net operating loss                                                                                    (4,006)
    Total Net Assets                                                                         $      72,402,035
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($48,509,287 / 4,165,840 shares outstanding)                                 $11.64
 Offering Price Per Share (100/94.50 of $11.64)*                                                        $12.32
 Redemption Proceeds Per Share                                                                          $11.64
 CLASS B SHARES:
 Net Asset Value Per Share ($19,949,688 / 1,734,158 shares outstanding)                                 $11.50
 Offering Price Per Share                                                                               $11.50
 Redemption Proceeds Per Share (94.50/100 of $11.50)**                                                  $10.87
 CLASS C SHARES:
 Net Asset Value Per Share ($3,943,060 / 343,001 shares outstanding)                                    $11.50
 Offering Price Per Share                                                                               $11.50
 Redemption Proceeds Per Share (99.00/100 of $11.50)**                                                  $11.39

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $52,146)                              $  1,068,796
 Interest                                                                               329,405
    Total income                                                                      1,398,201
 EXPENSES:
 Investment advisory fee                                               $  775,299
 Administrative personnel and services fee                                185,000
 Custodian fees                                                           262,397
 Transfer and dividend disbursing agent fees and expenses                 128,972
 Directors'/Trustees' fees                                                    866
 Auditing fees                                                             17,687
 Legal fees                                                                 6,917
 Portfolio accounting fees                                                 85,518
 Distribution services fee--Class B Shares                                113,971
 Distribution services fee--Class C Shares                                 23,747
 Shareholder services fee--Class A Shares                                 109,154
 Shareholder services fee--Class B Shares                                  37,990
 Shareholder services fee--Class C Shares                                   7,916
 Share registration costs                                                  58,266
 Printing and postage                                                      45,699
 Insurance premiums                                                         3,655
 Taxes                                                                        840
 Miscellaneous                                                              9,964
    Total expenses                                                      1,873,858
 Waivers and reimbursements--
    Waiver of investment advisory fee                                   (408,722)
         Net expenses                                                   1,465,136
             Net operating loss                                          (66,935)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency transactions                 (2,055,377)
 Net change in unrealized depreciation of investments and translation of assets and
 liabilities in foreign currency                                                    (4,169,559)
    Net realized and unrealized loss on investments and foreign                     (6,224,936)
    currency transactions
         Change in net assets resulting from operations                          $  (6,291,871)

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED      PERIOD ENDED
                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                    1997             1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income/(operating loss)                        $     (66,935)    $      16,654
 Net realized loss on investments and foreign currency
 transactions ($(206,412) and $(310,725), respectively, as
 computed for federal tax purposes)                               (2,055,377)        (343,726)
 Net change in unrealized appreciation/(depreciation) of
 investments and translation of assets and liabilities in
 foreign currency                                                 (4,169,559)          669,181
  Change in net assets resulting from operations                  (6,291,871)          342,109
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                    102,012,438        29,998,514
 Net asset value of shares issued in connection with the
 acquisition
 of the Blanchard Worldwide Emerging Markets Fund                         --         6,732,148
 Cost of shares redeemed                                         (45,239,352)     (15,151,951)
  Change in net assets resulting from share transactions          56,773,086        21,578,711
    Change in net assets                                          50,481,215        21,920,820
 NET ASSETS:
 Beginning of period                                              21,920,820                --
 End of period                                                 $  72,402,035     $  21,920,820

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED         PERIOD ENDED
                                                                       NOVEMBER 30,        NOVEMBER 30,
                                                                           1997              1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.10             $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.01               0.02
  Net realized and unrealized gain on investments
  and foreign currency                                                      0.53(e)            1.08
  Total from investment operations                                          0.54               1.10
 NET ASSET VALUE, END OF PERIOD                                           $11.64             $11.10
 TOTAL RETURN(B)                                                            4.86%             11.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  2.14%              1.97%*
  Net investment income                                                     0.13%              0.31%*
  Expense waiver/reimbursement(c)                                           0.65%              3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                $48,525            $17,327
  Average commission rate paid(d)                                        $0.0006            $0.0029
  Portfolio turnover                                                         102%               32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED       PERIOD ENDED
                                                                       NOVEMBER 30,     NOVEMBER 30,
                                                                          1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.04             $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                     (0.04)             (0.02)
  Net realized and unrealized gain on investments
  and foreign currency                                                    0.50(e)            1.06
  Total from investment operations                                        0.46               1.04
 NET ASSET VALUE, END OF PERIOD                                         $11.50             $11.04
 TOTAL RETURN(B)                                                          4.17%             10.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                2.89%              2.72%*
  Net operating loss                                                     (0.69%)            (0.71%)*
  Expense waiver/reimbursement(c)                                         0.65%              3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                              $19,951             $3,747
  Average commission rate paid(d)                                      $0.0006            $0.0029
  Portfolio turnover                                                       102%                32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED         PERIOD ENDED
                                                                       NOVEMBER 30,        NOVEMBER 30,
                                                                           1997               1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.05              $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                       (0.04)              (0.02)
  Net realized and unrealized gain on investments
  and foreign currency                                                      0.49(e)             1.07
  Total from investment operations                                          0.45                1.05
 NET ASSET VALUE, END OF PERIOD                                           $11.50              $11.05
 TOTAL RETURN(B)                                                            4.07%              10.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  2.89%               2.72%*
  Net operating loss                                                       (0.65%)             (0.77%)*
  Expense waiver/reimbursement(c)                                           0.65%               3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                 $3,943                $847
  Average commission rate paid(d)                                        $0.0006             $0.0029
  Portfolio turnover                                                         102%                 32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

On August 19, 1996, the Fund acquired all the net assets of The Blanchard Worldwide Emerging Markets Fund pursuant to a Plan of reorganization approved by The Blanchard Worldwide Emerging Markets Fund shareholders on August 16, 1996. The acquisition was accomplished by a tax-free exchange of 619,772 of the Fund's Class A Shares (valued at $6,732,148) for the 1,096,761 shares of The Blanchard Worldwide Emerging Markets Fund on August 16, 1996. The Blanchard Worldwide Emerging Markets Fund net assets at that date ($6,745,897), including $472,330 of unrealized depreciation were combined with those of the Fund. The aggregate net assets of the Fund and The Blanchard Worldwide Emerging Markets Fund immediately before the acquisition were $14,135,447 and $6,745,897, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $20,872,401.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Foreign equity securities are valued at the last sales price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Investments in other mutual funds are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                                INCREASE (DECREASE)
                 ACCUMULATED       UNDISTRIBUTED
   PAID-IN      NET REALIZED      NET INVESTMENT
   CAPITAL       GAIN/LOSS            INCOME
 $(881,974)      $815,039            $66,935

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1997, the Fund for federal tax purposes, had a capital loss carryforward of $666,862 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
      2004            $ 3,130,096(a)
      2004                310,725
      2005                206,412

(a) Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Markets Fund and is limited to $149,725 that can be used in future periods to offset income arising from net realized gains.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                                                               UNREALIZED
                  SETTLEMENT     CONTRACTS TO     IN EXCHANGE    CONTRACTS    APPRECIATION
 PURCHASES          DATE        DELIVER/RECEIVE       FOR        AT VALUE    (DEPRECIATION)
 Greek Drachma    12/1/1997       20,219,633        $74,652       $73,087        $1,565

FOREIGN CURRENCY TRANSLATION-- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

 SECURITY                                    ACQUISITION DATE        ACQUISITION COST
 Mahindra and Mahindra, GDR              02/27/1996 - 01/27/1997        $ 131,075
 Samsung Electronics Co., GDR                   02/02/1995                    106
 Banque Audi, GDR                        04/28/1997 - 06/25/1997          731,800
 Banque Libanaise Pour Le Comm,
 Class B, GDR                            04/25/1997 - 06/25/1997          679,375
 Suez Cement Co., GDR                           11/25/1996                132,750
 Paints & Chemical Industry, GDR                09/26/1997                399,500
 Red October, RDC                               05/19/1997                292,500
 Shanghai Industrial Holdings Ltd.              05/06/1997                270,592
 Solidere, GDR                           04/25/1997 - 06/25/1997          901,750
 Beijing Datang Power                           09/18/1997                352,356
 Red October                                    07/15/1997                871,125

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                                  NUMBER OF PAR
                                  VALUE CAPITAL
 SHARE CLASS NAME               STOCK AUTHORIZED
 Class A Shares                   165,000,000
 Class B Shares                   135,000,000
 Class C Shares                   135,000,000
    Total                         435,000,000

Transactions in capital stock were as follows:

                                                           YEAR ENDED                   PERIOD ENDED
                                                       NOVEMBER 30, 1997           NOVEMBER 30, 1996(A)
 CLASS A SHARES                                    SHARES        AMOUNT            SHARES           AMOUNT
 Shares sold                                     5,469,055   $  72,534,377       2,289,480   $ 25,292,447
 Shares issued in connection with acquisition
 of The Blanchard Worldwide Emerging
 Markets Fund                                           --              --         619,772      6,732,148
 Shares redeemed                                (2,864,255)    (37,739,280)     (1,348,212)   (14,945,833)
  Net change resulting from Class A Share
  transactions                                   2,604,800   $  34,795,097       1,561,040   $ 17,078,762

                                                         YEAR ENDED                      PERIOD ENDED
                                                     NOVEMBER 30, 1997               NOVEMBER 30, 1996(B)
 CLASS B SHARES                                    SHARES        AMOUNT            SHARES           AMOUNT
 Shares sold                                     1,737,682   $  22,920,945         348,457   $  3,768,962
 Shares redeemed                                  (343,037)     (4,467,783)         (8,944)       (97,907)
  Net change resulting from Class B Share
  transactions                                   1,394,645   $  18,453,162         339,513   $  3,671,055

                                                         YEAR ENDED                     PERIOD ENDED
                                                     NOVEMBER 30, 1997              NOVEMBER 30, 1996(B)
 CLASS C SHARES                                    SHARES        AMOUNT            SHARES        AMOUNT
 Shares sold                                       498,984   $   6,557,116          86,670   $    937,105
 Shares redeemed                                  (232,631)     (3,032,289)        (10,022)      (108,211)
  Net change resulting from Class C Share
  transactions                                     266,353   $   3,524,827          76,648   $    828,894
   Net change resulting from share
   transactions                                  4,265,798   $  56,773,086       1,977,201   $ 21,578,711

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF AVERAGE
 SHARE CLASS NAME        DAILY NET ASSETS OF CLASS
 Class A Shares                    0.25%
 Class B Shares                    0.75%
 Class C Shares                    0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1997, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-- Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $5,958 pursuant to this agreement.

GENERAL-- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES $ 107,216,378

SALES $ 54,359,923

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries was as follows:

                PERCENTAGE OF                   PERCENTAGE OF
 COUNTRY         NET ASSETS       COUNTRY        NET ASSETS
 Argentina         3.2%           Malaysia          0.1%
 Botswana          1.7            Mauritius         5.0
 Brazil            3.4            Mexico            5.5
 Chile             1.1            Pakistan          2.2
 China             0.2            Peru              3.6
 Czech Republic    2.5            Philippines       0.4
 Egypt             6.5            Poland            4.1
 Ghana             3.8            Portugal          2.9
 Greece            4.7            Russia            6.4
 Hong Kong         2.7            Saudi Arabia      3.5
 Hungary           1.4            Sri Lanka         0.5
 Indonesia         1.1            Slovak            0.5
 India             2.9            Thailand          1.6
 Kenya             4.5            Turkey            6.8
 Korea             0.9            Uruguay           0.2
 Lebanon           3.4            Zimbabwe          2.3

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS To the Directors and Shareholders of WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP
 Pittsburgh, Pennsylvania
 January 20, 1998

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Karen M. Brownlee
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487804
Cusip 981487887
Cusip 981487879
G01967-01 (1/98)



Federated European Growth Fund

2ND ANNUAL REPORT NOVEMBER 30, 1997

Established 1996

PRESIDENT'S MESSAGE
[Graphic]

Dear Fellow Shareholder:

I am pleased to present the second Annual Report of Federated European Growth Fund. This report contains information about the fund's operation over the fiscal year reporting period from December 1, 1996 through November 30, 1997.

The report begins with a discussion by portfolio manager Frank Semack, Vice President, Federated Global Research Corp. This discussion covers international economic and market conditions and fund strategy. Following his commentary is a complete list of the fund's common stock investments and the financial statements.

Federated European Growth Fund offers shareholders very significant long-term growth opportunities from a select portfolio of stocks issued by major European companies.* Although volatility impacted the European market later in the reporting period, it was an overall strong year for European stocks, and the fund's returns were highly positive. At the end of the reporting period, the fund's $23 million portfolio was broadly diversified across 126 stocks, with the average holding representing less than 1% of the fund's total assets. The performance for each share class follows:**

                     TOTAL             CAPITAL        NET ASSET
                    RETURN    INCOME    GAINS       VALUE INCREASE
 Class A Shares      17.54%    $0.09    $0.37   $11.80 to $13.33 = 13%
 Class B Shares      16.61%    $0.07    $0.37   $11.74 to $13.18 = 12%
 Class C Shares      16.55%    $0.08    $0.37   $11.73 to $13.15 = 12%

Thank you for entrusting a portion of your wealth to this highly diversified approach to the dynamic European market. Remember, reinvesting your dividends is a convenient way to build your account and help your money grow through the benefit of compounding.+

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1998

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were 11.04%, 10.86%, and 15.48%, respectively.

+ Systematic investing does not ensure a profit or protect against loss in declining markets.


INVESTMENT REVIEW
[Graphic]

Frank Semack
Vice President
Federated Global Research Corp.

 [Graphic]

WHAT IS YOUR APPRAISAL OF DEVELOPMENTS IN THE EUROPEAN MARKETS OVER THE LAST
YEAR?

The first half of the fund's fiscal year was shaped by two principal factors: a strong U.S. dollar and widespread expectations that the interest rate backdrop would remain largely favorable. Banking, insurance, oils, and certain cyclical industries did very well in that environment.

The U.S. dollar's strength -- up some 10% against the deutschemark in the November 1996/May 1997 period -- gave continental European companies direct pricing advantages as well as the indirect benefit of higher translation profits from their overseas subsidiaries.

As for European interest rates, they were either relatively stable or falling at the long end of yield curves. By contrast, short-term rates exhibited a more diverse pattern. In the United Kingdom, they began to trend up in the first quarter of 1997 as a result of Bank of England policies reinforcing market trends. Elsewhere, most significantly in Germany, central banks simply let the markets do a bit of tightening on their own. Italy and Spain, however, moved in the opposite direction, with their short-term rates falling substantially on the back of "convergence rallies" ahead of European Monetary Union (EMU) in 1999. The easing did not occur in a straight line, though, because of periodic doubts about whether the two countries, especially Italy, would actually qualify for EMU.

In the six months to May 1997, in local currency terms, Europe ex-U.K. was up almost 22%, some 9% above the United Kingdom's market gain; in dollar terms, the results were much closer to 10% each. The strong local currency performance in continental Europe had by that time considerably narrowed some of the valuation gap that had previously existed vis-^-vis U.S. equities. Yet, as it turned out, this was merely a prelude to two even stronger months.

[Graphic]

AND INCREASED VOLATILITY IN THE MARKET?

Yes. Of course, a low inflation environment justifies relatively high earnings multiples, but by late July 1997, a number of stocks had clearly gotten ahead of sustainable valuations. One could only justify their very high price/earnings ratios by assuming that the risk of downward revisions to the underlying earnings growth expectations was negligible. The so-called "equity risk premium" that investors require for investing in equities is a function of growth expectations, dividend yields, and interest rates. When both dividend yields and interest rates are relatively low, the premium is largely driven by growth expectations. Consequently, stock valuations (and, therefore, prices) become extremely sensitive to shifts in those expectations. That is exactly what happened in August 1997 when the markets gave back all of their July 1997 gains.

[Graphic]

DID THE VOLATILITY EVENTUALLY SUBSIDE?

Yes. By November 1997, rationality had reasserted itself, and market fluctuations subsided to some extent. The change in mood was based on assessments that the impact of the Asian economic crisis on both Europe and the U.S. would be relatively muted, especially as far as Europe was concerned.

[Graphic]

HOW DID THE FEDERATED EUROPEAN GROWTH FUND PERFORM DURING ITS 1997 FISCAL YEAR?

For the 12-month reporting period ended November 30, 1997, the Federated European Growth Fund delivered a total return of 17.54% for Class A Shares, 16.61% for Class B Shares, and 16.55% for Class C Shares based on net asset value.* These returns were ahead of the 16.19% average total return of the 71 European region funds tracked by Lipper Analytical Services, Inc.,** and built on the solid performance of the previous year. The Morgan Stanley Capital International (Europe) Index*** registered a total return of 21.75% in the same period. The performance of the fund on this comparison was adversely affected by volatile investor funds' flows.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month period based on offering price for Class A, B, and C Shares were 11.04%, 10.86%, and 15.48%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** The Morgan Stanley Capital International (Europe) Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 14 countries in the European region. This index is unmanaged, and investments cannot be made in an index.

[Graphic]

HOW MUCH DID THE FUND'S COUNTRY EXPOSURES CHANGE DURING THE REPORTING
PERIOD?

First, this is a bottom-up fund, and individual country weightings are often simply the result of stock-specific decisions. Having said that, the United Kingdom has consistently represented the largest single-country exposure in the fund, given that market's size and depth relative to the rest of Europe.

Beyond that, I would highlight our trading approach to investments in Eastern Europe. The area has never represented a substantial portion of the fund's assets, but it does offer some interesting opportunities from time to time. After cutting back on our exposure to Russia, Croatia, and the Czech Republic in the first half, we subsequently traded in Polish banks and anticipated the privatization of Matav, the Hungarian telecommunications company. By the end of the fiscal year, however, we were essentially out of Eastern Europe, except for Matav. For a time, there was also a modest exposure to Greece, but once that had been liquidated, our main emerging market exposure was Portugal, ahead of its reclassification as a developed market by Morgan Stanley Capital International (Europe) Index. Elsewhere, for example in Austria, Belgium, and Scandinavia, our exposure throughout the year was determined by stock and sector-specific issues, not by country decisions.

HOW WAS THE PORTFOLIO ALLOCATED AMONG COUNTRIES AS OF NOVEMBER 30, 1997, AND WHAT WERE THE TOP TEN HOLDINGS?

The portfolio was diversified across the following countries:

                        PERCENTAGE OF
 COUNTRY                 NET ASSETS
 United Kingdom            33.92%
 France                    17.08
 Switzerland               11.85
 Germany                   11.15
 Spain                      6.68
 Netherlands                6.03
 Sweden                     3.76
 Denmark                    3.49
 Italy                      2.98
 Finland                    2.24
 Portugal                   1.63
 Norway                     1.11
 Belgium                    0.91
 Austria                    0.62
 Ireland                    0.58
 Hungary                    0.42

The top 10 holdings at November 30, 1997 were as follows:

                                                PERCENTAGE       MARKET
 TOP HOLDINGS                                     OF NET     CAPITALIZATION
 NAME                               COUNTRY       ASSETS      ($ BILLIONS)
 Novartis AG                  Switzerland         3.05%          $99.5
 Roche Holding AG             Switzerland         1.98           62.9
 Nestle SA                    Switzerland         1.87           57.9
 Commerzbank AG               Germany             1.84           14.9
 Zeneca Group                 United Kingdom      1.73           30.2
 Scor SA                      France              1.68            1.2
 Siemens AG                   Germany             1.60           33.0
 Union Bank of Switzerland    Switzerland         1.57           27.0
 SKW Trostberg                Germany             1.47            2.2
 Cadbury Schweppes PLC        United Kingdom      1.44           10.4
     TOTAL PERCENTAGE OF PORTFOLIO NET ASSETS    18.23%

[Graphic]

WHAT IS YOUR OUTLOOK FOR EUROPE IN 1998?

Market action in 1997 was, for the most part, dominated by corporate restructuring themes. Notable examples involving fund holdings were domestic mergers such as SE-Banken and Trygg Hansa in Sweden and the proposed cross-border merger between Reed Elsevier and Wolters Kluwer. The trend was reinforced at the start of the fund's current fiscal year with the proposed mega-merger between Swiss Bank Corporation and fund holding UBS to create the world's second largest bank.

What all these deals have in common is a quest for economies of scale on a domestic or pan-European basis at the very least and, sometimes, in global terms. We expect that this trend will continue in 1998, especially in the financial sector, given that many of the service industries in Europe are ripe for an overhaul thanks to the impact of technology and competitive pressures.

From a broader economic perspective, EMU will clearly command even more attention this year because of the dictates of the timetable. Regardless of whether or not EMU as currently envisaged makes economic sense, it is scheduled to become a reality by January 1999. The issue for the markets is going to be whether they are willing to buy into the deal. If the answer is "yes," pan-European consolidation will become even more necessary as protection, in the form of various financial and monetary barriers, disappears. This will, of course, involve continual restructuring, and will, therefore, present many more opportunities for investors to gain from a secular trend. There is an outside chance that the run-up to EMU could prove to be rocky in the foreign exchanges, in which case investors could still benefit from "divergence plays."

My bet, however, is that financial convergence, resulting from the drive to European integration, will remain by far the most positive influence on the fund, as it has since inception.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]

FEDERATED EMERGING MARKETS FUND

[Graphic]

FEDERATED EUROPEAN GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]

FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]

FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]

FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED EUROPEAN GROWTH FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International (Europe) Index (MSDUE14).+

"Graphic representation "13" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 14 countries in the European region. The MSDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSDUE14 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International (Europe) Index (MSDUE14).+

"Graphic representation "14" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 14 countries in the European region. The MSDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSDUE14 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International (Europe) Index (MSDUE14).+

"Graphic representation "15" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 14 countries in the European region. The MSDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MSDUE14 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
 COMMON STOCKS--103.3%
          AEROSPACE & MILITARY TECHNOLOGY--1.9%
    7,057 British Aerospace                                                 $       192,604
    8,500 Thomson CSF                                                               245,930
                               Total                                                438,534
          APPLIANCES & HOUSEHOLD DURABLES--1.5%
    3,000 Electrolux AB, Class B                                                    236,224
    1,810 Philips Electronics N.V.                                                  119,586
                               Total                                                355,810
          AUTOMOBILE--2.4%
      330 Bayerische Motoren Werke AG                                               246,447
   12,300 Volvo AB, Class B                                                         328,149
                               Total                                                574,596
          BANKING--15.7%
    4,532 ABN-AMRO Holdings NV                                                       86,430
    3,000 BG Bank AS                                                                194,863
    5,400 Banco Bilbao Vizcaya SA                                                   163,148
    3,000 Banque Nationale de Paris                                                 146,359
   10,167 Barclays PLC                                                              245,203
    4,040 Banco Popular Espanol                                                     257,394
    1,200 CLF-Dexia France                                                          124,608
   12,500 Commerzbank AG, Frankfurt                                                 434,505
    1,190 Compagnie Financiere de Paribas, Class A                                   85,975
      945 Credit Suisse Group                                                       138,191
      820 Den Danske Bank                                                            97,363
    2,600 Deutsche Bank, AG                                                         166,748
    5,610 Dresdner Bank Ag, Frankfurt                                               217,592
   28,000 Istituto Bancario San Paolo di Torino                                     231,934

FEDERATED EUROPEAN GROWTH FUND

                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          BANKING-- CONTINUED
   22,363 Lloyds TSB Group PLC                                              $       254,940
   18,116 National Westminster Bank PLC                                             274,753
    2,600 Sydbank AS                                                                139,443
      290 UBS - Union Bank of Switzerland                                           369,161
    1,035 Unidanmark, Class A                                                        73,087
                               Total                                              3,701,697
          BEVERAGE & TOBACCO--2.8%
   17,850 Bass PLC                                                                  256,248
   25,000 Gallaher Group PLC                                                        135,112
   20,000 Imperial Tobacco Group PLC                                                133,423
    1,850 Tabacalera SA                                                             141,439
                               Total                                                666,222
          BROADCASTING & PUBLISHING--6.0%
   32,500 British Sky Broadcasting Group PLC                                        241,513
    1,100 Canal Plus                                                                191,368
   22,600 Pearson                                                                   314,896
   21,500 Reed International PLC                                                    228,943
    5,600 Schibsted A/S                                                              95,002
    9,450 VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit             226,347
      917 Wolters Kluwer NV                                                         121,402
                               Total                                              1,419,471
          BUILDING MATERIALS & COMPONENTS--1.5%
    6,000 Cimpor Cimentos de Portugal                                               151,964
      231 Holderbank Financiere Glaris AG, Class B                                  201,384
    1,131 Tarmac                                                                      2,197
                               Total                                                355,545

FEDERATED EUROPEAN GROWTH FUND

                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          CHEMICALS--4.0%
    1,200 Akzo Nobel NV                                                     $       211,100
    5,000 Bayer AG                                                                  185,058
   11,809 BOC Group PLC                                                             188,473
   10,050 Skw Trostberg AG                                                          347,348
                               Total                                                931,979
          CONSTRUCTION & HOUSING--0.9%
    6,500(a) Brisa Auto Estradas de Portugal                                        199,545
          DATA PROCESSING & REPRODUCTION--0.6%
      232(a) BETA Systems Software AG                                                22,233
    4,200 Misys PLC                                                                 118,814
                               Total                                                141,047
          ELECTRICAL & ELECTRONICS--2.9%
    1,600 Bang & Olufsen Hlg, Class B                                                94,154
   32,000 General Electric Co. PLC                                                  208,343
    6,400 Siemens AG                                                                375,798
                               Total                                                678,295
          ELECTRONIC COMPONENTS, INSTRUMENTS--2.9%
    1,500(a) ASM Lithography Holding NV, ADR                                         93,750
    3,600(a) SGS-Thomas Microelectronics N.V.                                       253,872
    6,100 Schneider SA                                                              326,529
                               Total                                                674,151
          ENERGY EQUIPMENT & SERVICES--0.7%
      900(a) Cie Gen Geophysique                                                     97,573
    2,850 Smedvig ASA, Class B                                                       72,524
                               Total                                                170,097
          ENERGY SOURCES--6.1%
   16,864 British Petroleum Co. PLC                                                 230,701

FEDERATED EUROPEAN GROWTH FUND


                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          ENERGY SOURCES-- CONTINUED
    2,010 Elf Aquitaine SA                                                  $       233,234
   28,200 Eni SPA                                                                   164,624
   25,000(a) Lasmo                                                                  111,045
    6,100 Repsol SA                                                                 263,866
    5,200 Saga Petroleum A.S., Class A                                               93,278
   30,000 Shell Transport & Trading Co.                                             204,188
    1,358 Total SA-B                                                                142,625
                               Total                                              1,443,561
          FINANCIAL SERVICES--1.4%
    7,900 ING Groep, N.V.                                                           321,200
          FOOD & HOUSEHOLD PRODUCTS--5.3%
   32,649 Cadbury Schweppes PLC                                                     339,117
    8,306 Grand Metropolitan PLC                                                     75,611
    1,055 Group Danon                                                               168,348
      300 Nestle SA                                                                 441,436
   16,064 Reckitt & Colman PLC                                                      234,136
                               Total                                              1,258,648
          FOREST PRODUCTS & PAPER--1.1%
   10,000 Enso Oy, Class R                                                           87,783
    8,000 UPM - Kymmene OY                                                          171,814
                               Total                                                259,597
          HEALTH & PERSONAL CARE--12.0%
    2,600(a) Elan Corp. PLC, ADR                                                   137,150
   12,535 Glaxo Wellcome PLC                                                        275,215
      350 L'Oreal                                                                   133,993
      450 Novartis AG                                                               718,965
    1,820 Novo-Nordisk, Class B                                                     222,877

FEDERATED EUROPEAN GROWTH FUND


                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          HEALTH & PERSONAL CARE-- CONTINUED
       52 Roche Holding AG                                                  $       465,367
       77 Smithkline Beecham Corp.                                                      715
    2,000 Synthelabo                                                                254,095
       65 UCB                                                                       214,734
   12,800 Zeneca Group                                                              408,579
                               Total                                              2,831,690
          INDUSTRIAL COMPONENTS--2.4%
    2,000 Bertrand Faure                                                            136,195
   12,466 GKN PLC                                                                   270,963
    1,700 Sylea                                                                     153,202
                               Total                                                560,360
          INSURANCE--8.1%
    4,020 AXA                                                                       291,730
      140 Baloise Holdings                                                          249,404
    8,600 Commercial Union PLC                                                      118,375
   13,607 Guardian Royal Exchange PLC                                                65,495
      610 Muenchener Rueckversicherungs-Gesellschaft AG                             190,593
   18,000 Royal & Sun Alliance Insurance Group PLC                                  162,033
    9,200 Scor SA                                                                   395,691
    3,460 Skandia Forsakrings AB                                                    182,376
    4,500 Trygg-Hansa AB, Class B                                                   140,161
      281 Zurich Versicherungsgesellschaft                                          118,249
                               Total                                              1,914,107
          LEISURE & TOURISM--2.0%
      560 Accor SA                                                                  105,866
   12,300 Compass Group                                                             146,869
   15,852 Granada Group PLC                                                         226,763
                               Total                                                479,498

FEDERATED EUROPEAN GROWTH FUND


                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          MACHINERY & ENGINEERING--4.2%
       67 ABB AG                                                            $        89,142
      670 Mannesmann SA                                                             311,919
    5,000 Partek Corp.                                                               92,753
   10,200 Rauma Oy                                                                  176,015
   14,030 Siebe PLC                                                                 255,198
      514 Zardoya-Otis SA                                                            59,808
                               Total                                                984,835
          MERCHANDISING--2.8%
    8,000 Boots Co. PLC                                                             117,548
   10,000 Hamleys PLC                                                                55,480
   10,000 La Rinascente SPA                                                          75,829
   16,200 Marks & Spencer PLC                                                       166,624
   20,000 Next                                                                      249,957
                               Total                                                665,438
          METALS - NON FERROUS--1.2%
    2,200 Pechiney SA, Class A                                                       86,386
   15,000 Rio Tinto PLC                                                             181,135
                               Total                                                267,521
          METALS - STEEL--1.0%
   15,000 Usinor Sacilor                                                            235,800
          MISCELLANEOUS MATERIALS & COMMODITIES--1.1%
    1,220 Compagnie de St. Gobain                                                   165,745
    2,140 Vidrala SA                                                                 91,565
                               Total                                                257,310
          MULTI-INDUSTRY--0.8%
   29,078 BBA Group PLC                                                             184,899

FEDERATED EUROPEAN GROWTH FUND


                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
          COMMON STOCKS--CONTINUED
          RECREATION, OTHER CONSUMER GOODS--0.9%
   29,280 EMI Group PLC                                                     $       220,552
          TELECOMMUNICATIONS--4.9%
    1,345(a) France Telecommunications                                               49,395
    6,000 Koninklijke PTT Nederland NV                                              240,930
   25,100(a) Matav RT                                                                99,456
   36,900 Telecom Italia SPA                                                        230,043
    8,700 Telefonica de Espana                                                      250,889
   42,000 Vodafone Group PLC                                                        280,898
                               Total                                              1,151,611
          TRANSPORTATION - AIRLINES--0.9%
   24,000 British Airways                                                           217,666
          UTILITIES - ELECTRICAL & GAS--3.3%
    1,800 Electricidade de Portugal SA                                               32,534
   12,780 Endesa SA                                                                 240,412
   12,900 Energy Group PLC                                                          138,455
    8,150 Iberdrola SA                                                              104,123
   20,000 PowerGen PLC                                                              258,233
                               Total                                                773,757
                             TOTAL COMMON STOCKS (IDENTIFIED COST $22,713,179)   24,335,039

FEDERATED EUROPEAN GROWTH FUND

                                                                                VALUE IN
 SHARES                                                                       U.S. DOLLARS
 PREFERRED STOCKS--1.2%
          BANKING--0.6%
    3,600(a) Bank Austria AG, Pfd.                                          $       147,081
          BUSINESS & PUBLIC SERVICES--0.6%
      420 SAP AG                                                                    129,323
                     TOTAL PREFERRED STOCKS (IDENTIFIED COST $267,491)               276,404
                     TOTAL INVESTMENTS (IDENTIFIED COST $22,980,670)(B)      $    24,611,443


(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $22,980,670. The net unrealized appreciation of investments on a federal tax basis amounts to $1,630,773 which is comprised of $2,062,728 appreciation and $431,955 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($23,557,129) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt

AG -- Aktiengesellschaft

PLC --Public Limited Company

SA --Societe Anonyme

SPA --Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost $22,980,670)                    $ 24,611,443
 Income receivable                                                                                        45,622
 Receivable for investments sold                                                                         844,933
 Receivable for shares sold                                                                              101,489
 Deferred organizational costs                                                                            35,209
    Total assets                                                                                      25,638,696
 LIABILITIES:
 Payable for investments purchased                                                    $    195,833
 Payable for shares redeemed                                                                 9,393
 Net payable for foreign exchange contracts                                                  3,346
 Payable to Bank                                                                         1,839,000
 Payable for taxes withheld                                                                  2,265
 Accrued expenses                                                                           31,730
    Total liabilities                                                                                  2,081,567
 NET ASSETS for 1,772,918 shares outstanding                                                        $ 23,557,129
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                    $ 21,185,701
 Net unrealized appreciation of investments and translation of assets and
 liabilities in foreign                                                                                1,625,445
 currency
 Accumulated net realized gain on investments and foreign currency transactions                          775,346
 Undistributed net investment income                                                                     (29,363)
    Total Net Assets                                                                                $ 23,557,129
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($17,008,476 / 1,275,859 shares outstanding)                                   $13.33
 Offering Price Per Share (100/94.50 of $13.33)*                                                          $14.11
 Redemption Proceeds Per Share                                                                            $13.33
 CLASS B SHARES:
 Net Asset Value Per Share ($5,780,597 / 438,673 shares outstanding)                                      $13.18
 Offering Price Per Share                                                                                 $13.18
 Redemption Proceeds Per Share (94.50/100 of $13.18)**                                                    $12.46
 CLASS C SHARES:
 Net Asset Value Per Share ($768,056 / 58,386 shares outstanding)                                         $13.15
 Offering Price Per Share                                                                                 $13.15
 Redemption Proceeds Per Share (99.00/100 of $13.15)**                                                    $13.02

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $39,508)                                                 $ 279,481
 Interest                                                                                                63,257
     Total income                                                                                       342,738
 EXPENSES:
 Investment advisory fee                                                            $ 141,895
 Administrative personnel and services fee                                            185,000
 Custodian fees                                                                        47,346
 Transfer and dividend disbursing agent fees and expenses                              71,956
 Directors'/Trustees' fees                                                                737
 Auditing fees                                                                         17,749
 Legal fees                                                                             5,080
 Portfolio accounting fees                                                             83,148
 Distribution services fee--Class B Shares                                             27,278
 Distribution services fee--Class C Shares                                              3,896
 Shareholder services fee--Class A Shares                                              25,082
 Shareholder services fee--Class B Shares                                               9,093
 Shareholder services fee--Class C Shares                                               1,299
 Share registration costs                                                              32,687
 Printing and postage                                                                  34,581
 Insurance premiums                                                                     3,254
 Taxes                                                                                    239
 Miscellaneous                                                                          7,815
     Total expenses                                                                   698,135
 Waivers and reimbursements--
     Waiver of investment advisory fee                         $ (141,895)
     Reimbursement of other operating expenses                   (253,837)
          Total waivers and reimbursements                                           (395,732)
                Net expenses                                                                            302,403
                  Net investment income                                                                  40,335
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency                                                  706,296
 transactions
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities
 in foreign currency                                                                                  1,254,529
     Net realized and unrealized gain on investments and                                              1,960,825
     foreign currency transactions
          Change in net assets resulting from operations                                      $       2,001,160

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED      PERIOD ENDED
                                                                                        NOVEMBER 30,     NOVEMBER 30,
                                                                                           1997            1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                                $      40,335   $     37,815
 Net realized gain on investments and foreign currency transactions
 ($775,804 and $178,546, respectively, as computed for federal tax purposes)                706,296        183,114
 Net change in unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                          1,254,529        370,916
   Change in net assets resulting from operations                                         2,001,160        591,845
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Class A Shares                                                                           (33,183)            --
   Class B Shares                                                                            (8,052)            --
   Class C Shares                                                                            (1,338)            --
 Distributions from net realized gains on investments and foreign currency transactions
   Class A Shares                                                                          (131,318)            --
   Class B Shares                                                                           (41,600)            --
   Class C Shares                                                                            (6,086)            --
   Change in net assets resulting from distributions to shareholders                       (221,577)            --
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                            39,304,669      8,968,714
 Net asset value of shares issued to shareholders in payment of distributions               176,299            --
 declared
 Cost of shares redeemed                                                                (22,413,018)    (4,850,963)
   Change in net assets resulting from share transactions                                17,067,950      4,117,751
     Change in net assets                                                                18,847,533      4,709,596
 NET ASSETS:
 Beginning of period                                                                      4,709,596            --
 End of period (including undistributed net investment income of $0 and $42,383,
 respectively)                                                                        $  23,557,129   $  4,709,596

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         YEAR ENDED      PERIOD ENDED
                                                                         NOVEMBER 30,     NOVEMBER 30,
                                                                            1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 11.80          $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                       0.06(e)          0.14
  Net realized and unrealized gain on investments and
  foreign currency                                                            1.93             1.66
  Total from investment operations                                            1.99             1.80
 LESS DISTRIBUTIONS
  Distributions from net investment income                                   (0.09)              --
  Distributions from net realized gain on investments and
  foreign currency transactions                                              (0.37)              --
  Total distributions                                                        (0.46)              --
 NET ASSET VALUE, END OF PERIOD                                            $ 13.33          $ 11.80
 TOTAL RETURN(B)                                                             17.54%           18.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                    1.91%            1.75%*
  Net investment income                                                       0.50%            1.60%*
  Expense waiver/reimbursement(c)                                             2.79%           11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                  $17,008           $3,318
  Average commission rate paid(d)                                          $0.0563          $0.0223
  Portfolio turnover                                                           119%              58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         YEAR ENDED      PERIOD ENDED
                                                                         NOVEMBER 30,     NOVEMBER 30,
                                                                            1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 11.74          $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                (0.03)(e)         0.01
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                             1.91             1.73
  Total from investment operations                                             1.88             1.74
 LESS DISTRIBUTIONS
  Distributions from net investment income                                    (0.07)              --
  Distributions from net realized gain on investments and
  foreign currency transactions                                               (0.37)              --
  Total distributions                                                         (0.44)              --
 NET ASSET VALUE, END OF PERIOD                                             $ 13.18          $ 11.74
 TOTAL RETURN(B)                                                              16.61%           17.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                     2.66%            2.50%*
  Net investment income (loss)                                                (0.25)%           0.08%*
  Expense waiver/reimbursement(c)                                              2.79%           11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                    $5,781           $1,215
  Average commission rate paid(d)                                           $0.0563          $0.0223
  Portfolio turnover                                                            119%              58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED      PERIOD ENDED
                                                                        NOVEMBER 30,    NOVEMBER 30,
                                                                            1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 11.73         $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                (0.03)(e)        0.01
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                             1.90            1.72
  Total from investment operations                                             1.87            1.73
 LESS DISTRIBUTIONS
  Distributions from net investment income                                    (0.08)             --
  Distributions from net realized gain on investments and
  foreign currency transactions                                               (0.37)             --
  Total distributions                                                         (0.45)             --
 NET ASSET VALUE, END OF PERIOD                                             $ 13.15         $ 11.73
 TOTAL RETURN(B)                                                              16.55%          17.30%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                     2.66%           2.50%*
  Net investment income (loss)                                                (0.23)%          0.09%*
  Expense waiver/reimbursement(c)                                              2.79%          11.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                      $768            $176
  Average commission rate paid(d)                                           $0.0563         $0.0223
  Portfolio turnover                                                            119%             58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

              INCREASE (DECREASE)
                          UNDISTRIBUTED NET INVESTMENT
   ACCUMULATED NET     INCOME/ACCUMULATED DISTRIBUTIONS IN
 REALIZED GAIN/(LOSS)    EXCESS OF NET INVESTMENT INCOME
      $69,508                     $(69,508)

Net investment income, net realized gains, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign-currency-denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1997, the Fund had outstanding foreign exchange contracts as set forth below:

                                   UNREALIZED
                   CONTRACTS TO     IN EXCHANGE   CONTRACTS   APPRECIATION
 SETTLEMENT       DELIVER/RECEIVE       FOR        AT VALUE   (DEPRECIATION)
 DATE
 Contracts
 Purchased:
 12/1/97        2,367,080 Belgian     $ 66,566     $ 65,057      $(1,509)
                Franc
 Contracts
 Sold:
 12/2/97        97,690 Pound          $158,086     $159,923      $(1,837)
                Sterling
       Net Unrealized Depreciation on Foreign Exchange Contracts $(3,346)

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                       NUMBER OF PAR VALUE
 CLASS NAME         CAPITAL STOCK AUTHORIZED
 Class A Shares           135,000,000
 Class B Shares           135,000,000
 Class C Shares           135,000,000
  Total                   405,000,000

Transactions in capital stock were as follows:

                                                            YEAR ENDED                  PERIOD ENDED
                                                         NOVEMBER 30, 1997          NOVEMBER 30, 1996(A)
 CLASS A SHARES                                     SHARES           AMOUNT         SHARES       AMOUNT
 Shares sold                                       2,044,836       $26,359,674     731,810     $7,658,479
 Shares issued to shareholders in payment of
 distributions declared                               10,569           121,753          --             --
 Shares redeemed                                  (1,060,707)      (14,036,778)   (450,649)    (4,847,403)
  Net change resulting from Class A share
  transactions                                       994,698       $12,444,649     281,161     $2,811,076


                                                           YEAR ENDED                   PERIOD ENDED
                                                        NOVEMBER 30, 1997           NOVEMBER 30, 1996(B)
 CLASS B SHARES                                      SHARES         AMOUNT        SHARES           AMOUNT
 Shares sold                                          658,177    $ 8,379,795       103,835       $1,140,538
 Shares issued to shareholders in payment of
 distributions declared                                 4,112         47,162            --               --
 Shares redeemed                                     (327,141)    (4,302,291)         (310)          (3,560)
  Net change resulting from Class B share
  transactions                                        335,148    $ 4,124,666       103,525       $1,136,978

                                                          YEAR ENDED                      PERIOD ENDED
                                                       NOVEMBER 30, 1997              NOVEMBER 30, 1996(B)
 CLASS C SHARES                                     SHARES           AMOUNT           SHARES        AMOUNT
 Shares sold                                         357,054       $ 4,565,199        15,002      $ 169,697
 Shares issued to shareholders in payment of
 distributions declared                                  643             7,385            --             --
 Shares redeemed                                    (314,313)       (4,073,949)           --             --
  Net change resulting from Class C share
  transactions                                        43,384         $ 498,635        15,002      $ 169,697
   Net change resulting from share
   transactions                                    1,373,230       $17,067,950       399,688     $4,117,751

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at it sole discretion

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME      DAILY NET ASSETS OF CLASS
 Class A Shares                0.25%
 Class B Shares                0.75%
 Class C Shares                0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1997, and has no present intention of paying or accruing the distribution services fee

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $5,234 pursuant to this agreement.

GENERAL -- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term, for the period ended November 30, 1997, were as follows:

PURCHASES    $33,764,504
SALES        $15,504,069

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries for the Fund was as follows:

                    PERCENTAGE OF
 COUNTRY             NET ASSETS
 Austria                0.6%
 Belgium                 0.9
 Denmark                 3.5
 United Kingdom         33.9
 Finland                 2.2
 France                 17.1
 Germany                11.2
 Hungary                 0.4
 Ireland                 0.6
 Italy                   3.0
 Netherlands             6.0
 Norway                  1.1
 Portugal                1.6
 Spain                   6.7
 Sweden                  3.8
 Switzerland            11.8

REPORT OF ERNST & YOUNG LLP,

INDEPENDENT AUDITORS

To the Directors and Shareholders of

WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated European Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

January 20, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 981487861
Cusip 981487853
Cusip 981487846
G01979-01 (1/98)
[Graphic]



FEDERATED INTERNATIONAL SMALL COMPANY FUND

2ND ANNUAL REPORT
NOVEMBER 30, 1997

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its second Annual Report. This report contains complete information about the fund's operation over its fiscal year reporting period from December 1, 1996 through November 30, 1997.

The report begins with a commentary by the fund's portfolio manager, Tracy Stouffer, Vice President of Federated Global Research Corp., which covers international economic and market conditions and fund strategy. Following her commentary is a complete listing of the fund's investments and the financial statements.

This fund is managed to bring shareholders long-term opportunities from a well-researched portfolio of small-cap international stocks.+ At the end of the reporting period, the $240 million fund was invested in more than 160 small-cap stocks in 39 countries across 3 continents. This broad diversification is a hallmark of successful international investing.*

Wise stock selection is another hallmark of successful international investing and of the fund. During the 12-month reporting period, the fund delivered double-digit total return performance that far eclipsed the negative return of the overall international small company market and the barely positive return of the average international small company fund. The fund's superlative stock selection and its broad diversification helped the fund share value increase substantially.**

                                         NET ASSET
                   TOTAL RETURN        VALUE INCREASE
 Class A Shares       16.23%       $12.26 to $14.25 = 16%
 Class B Shares       15.33%       $12.20 to $14.07 = 15%
 Class C Shares       15.34%       $12.19 to $14.06 = 15%

+ Small-Cap Stocks have historically experienced greater volatility than average.

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted, based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were 9.87%, 9.84%, and 14.36%, respectively.

This international small company fund has provided shareholders with strong returns since it began operation on February 28, 1996, and it's important to remember that the true measure of this fund's performance is clearly in years rather than months. There will inevitably be periods of negative short-term fluctuation, as well as the positive returns we have experienced since the fund's inception.

Thank you for your confidence in Federated International Small Company Fund. We hope you are pleased with its performance. We will continue to keep you up-to-date on the details of your investment.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1998

INVESTMENT REVIEW

[Graphic]

Tracy P. Stouffer
Vice President
Federated Global Research Corp.

[Graphic]

DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR, INTERNATIONAL SMALL COMPANY STOCKS BARELY POSTED POSITIVE RETURNS WHILE LAGGING BEHIND LARGE COMPANY STOCKS. DID THAT TREND CONTINUE THROUGH THE REST OF THE YEAR?

Absolutely. In general, it has been a mega-cap market around the world. With the high level of merger and acquisition activity, much of the focus, particularly in Europe, has been on the large banks and insurance companies.

[Graphic]

WHAT IS THE OVERALL SMALL-CAP CLIMATE?

International small-caps are selling at very discounted valuations in the wake of the Asian currency crisis. Small-cap stock prices worldwide are stabilizing and recovering in tune with their fundamentals. Excluding Asia, small-cap stocks should continue to offer strong growth at discounted prices. The region of choice continues to be Europe, where the sell-off has provided many opportunities--especially in outsourcing and oil services.

[Graphic]

IN A STOCK PICKER'S MARKET, FEDERATED INTERNATIONAL SMALL COMPANY FUND VASTLY OUTPERFORMED THE INTERNATIONAL SMALL-CAP STOCK MARKET OVERALL--WHICH EXPERIENCED A NEGATIVE RETURN--AS WELL AS ITS PEER GROUP. WHAT ARE THE NUMBERS?

The fund's total returns, based on net asset value, were 16.23% for Class A Shares, 15.33% for Class B Shares, and 15.34% for Class C Shares.* On the other hand, the small company market returned -9.23%, as represented by the FT/S&P-Actuaries World, ex-U.S., Medium-Small Cap Index.** The fund also significantly outperformed the 0.98% return of the 27 international small company funds tracked by Lipper Analytical Services, Inc.***

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were 9.87%, 9.84%, and 14.36%, respectively.

** FT/S&P-Actuaries World, ex-U.S., Medium-Small Cap Index is a total return, market cap-weighted index of 1,092 companies from 25 countries. The index is unmanaged and investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]

IN THE SEMI-ANNUAL REPORT THAT COVERED THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR, YOU SINGLED OUT GREEK AND CHINA-RELATED HOLDINGS AS CONTRIBUTING TO THE FUND'S HIGH LEVEL OF OUTPERFORMANCE. WHAT FACTORS CAME INTO PLAY DURING THE REST OF THE FUND'S FISCAL YEAR?

After a visit to China in September, we turned bearish on the Hong Kong/China story and took profits in most of the Red Chips held. We also reduced our exposure to Greece after a strong run due to fears that it would be caught up in emerging market woes and perhaps be forced to devalue the currency.

We have adopted a "wait and see" approach to these markets in order to determine when the markets have stabilized. Assets were reinvested in Canada, the United Kingdom, Argentina, and Ireland.

[Graphic]

WHAT WERE THE FUND'S TOP TEN HOLDINGS?

As of November 30, 1997, the fund's top ten holdings were:

                                      PERCENTAGE
 TOP HOLDINGS                             OF
 NAME                  COUNTRY         PORTFOLIO       INDUSTRY
 Robert Walters     United Kingdom      1.64%          Employment
 PLC                                                   Services
 JBA Holdings
 PLC                United Kingdom       1.40%         Software
 Colt Telecom       United Kingdom       1.33%         Telecommunications
 Group PLC
 Tele Pizza SA      Spain                1.29%         Restaurant
 Ericsson SPA       Italy                1.27%         Equipment
 Farstad Shipping   Norway               1.23%         Transportation --
                                                       Shipping
 Simac Techniek     Netherlands          1.21%         Information
                                                       Technology
                                                       Consulting
 CSP International
 Industria
 Calze SPA          Italy                1.20%         Textile
 Ryanair Holdings   Ireland              1.14%         Transportation--
 PLC, ADR                                              Airlines
 Autogrill SPA      Italy                1.13%         Restaurant
 TOTAL PERCENTAGE OF PORTFOLIO ASSETS  12.84%

[Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1997?

The portfolio was well-diversified across the following 39 countries.

 COUNTRY                          PERCENTAGE OF PORTFOLIO
 United Kingdom                          14.44%
 Norway                                   7.63%
 Netherlands                              5.97%
 Canada                                   5.83%
 Israel                                   5.55%
 Italy                                    5.45%
 Sweden                                   5.35%
 Belgium                                  5.18%
 Portugal                                 4.41%
 Mexico                                   4.39%
 Ireland                                  4.00%
 Australia                                3.71%
 Switzerland                              3.21%
 France                                   3.16%
 Finland                                  2.63%
 Germany                                  2.46%
 Denmark                                  1.89%
 Spain                                    1.84%
 Austria                                  1.75%
 Argentina                                1.56%
 India                                    1.21%
 Brazil                                   0.93%
 Japan                                    0.84%
 South Africa                             0.81%
 Singapore                                0.67%
 Taiwan                                   0.66%
 New Zealand                              0.63%
 Luxembourg                               0.59%
 British Virgin Islands                   0.50%
 Botswana                                 0.49%
 Ecuador                                  0.32%
 Pakistan                                 0.25%
 Ghana                                    0.24%
 Greece                                   0.08%
 Colombia                                 0.01%
 Egypt                                    0.01%
 Indonesia                                0.00%
 Mauritius                                0.00%
 Peru                                     0.00%

[Graphic]

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL SMALL-CAP STOCKS AS WE LEAVE WHAT HAS BEEN A RELATIVELY WEAK YEAR FOR THE MARKET AND A TRULY EXCELLENT YEAR FOR THE FUND?

We continue to believe that small-cap investing is all about stock picking and that, by investing in strong growth stories, the fund will continue to perform well. Ironically, the majority of small-cap stocks tend to be domestically based and, therefore, less likely to have negative surprises due to exposure to the devalued currency markets around the world.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.)
(FTSPWMSC).+

[Graphic representation omitted  See Appendix #16]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The FTSPWMSC has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.)
(FTSPWMSC).+

[Graphic representation omitted  See Appendix  #17]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The FTSPWMSC has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.)
(FTSPWMSC).+

[Graphic representation omitted  See Appendix #18]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The FTSPWMSC has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997



                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--96.2%
                        AEROSPACE & MILITARY TECHNOLOGY--1.6%
                202,000 UMECO PLC                                                     $     1,347,574
                145,000 Virgin Express Holdings, ADR                                        2,392,500
                          Total                                                             3,740,074
                        APPLIANCES & HOUSEHOLD DURABLES--1.8%
                 75,000 Beter Bed Holding NV                                                1,675,640
              1,647,000 Hilasal Mexicana SA, Class A                                          910,377
                 40,000 IPSO Industrial Laundry Group                                       1,693,029
                          Total                                                             4,279,046
                        AUTOMOBILE--1.4%
                 25,650 Athlon Groep                                                        2,194,183
                914,000 Consorcio Grupo Dina SA de CV                                       1,224,082
                          Total                                                             3,418,265
                        BANKING--1.4%
                225,422 Banco Del Suquia SA                                                   529,935
                 70,000 Espirito Santo Financial Holding SA, ADR                            1,413,125
                434,700 HDFC Bank Ltd.                                                        801,059
                755,000 Social Security Bank Ltd.                                             570,969
                          Total                                                             3,315,088
                        BEVERAGE & TOBACCO--0.6%
                 72,725 Baron de Ley                                                        1,297,354
                 54,600 (a)Jugos de Valle SA, Class B                                          71,794
                          Total                                                             1,369,148
                        BEVERAGES--0.5%
              1,091,900 Sechaba Breweries Ltd.                                              1,159,154



FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        BROADCASTING & PUBLISHING--3.0%
                234,000 Editor L'Espresso                                             $     1,045,683
                145,000 Elanders AB, Class B                                                1,877,873
                145,000 Elanders AB, Rights                                                   187,787
                 50,000 (a)Grupo Radio Centro SA - SP, ADR                                    743,750
                 63,300 (a)Investec-Consultoria Internacional                               1,968,026
                  6,300 (a)TV Filme, Inc.                                                      28,350
                 95,000 (a)Xeikon N.V., ADR                                                 1,407,188
                          Total                                                             7,258,657
                        BUILDING MATERIALS & COMPONENTS--0.0%
                      1 Cementos Norte Pacasmayo                                                    1
                        BUSINESS & PUBLIC SERVICES--8.8%
                103,000 ADB-Gruppen Mandator                                                2,094,282
                115,000 Admiral PLC                                                         1,186,706
                266,000 CRT Group PLC                                                       1,527,442
                295,000 Capita Group PLC                                                    1,639,163
                 29,400 Creyf's                                                             2,666,520
                 26,000 Intelligent Polymers Ltd.                                             494,000
                 53,500 (a)Lernout and Hauspie Speech Products N.V.                         2,564,656
                224,000 Morgan & Banks Ltd.                                                 1,498,993
                 60,000 (a)NICE-Systems Ltd., ADR                                           2,617,500
                  6,900 Publicitas Holding SA                                               1,524,407
                170,000 (a)Sapiens International Corp. NV, ADR                              1,285,625
                218,000 Select Appointments Holdings PLC                                    2,124,401
                          Total                                                            21,223,695
                        CHEMICALS--0.2%
                  8,000 CIN-Corparacao Industrial do Norte SA                                 496,781

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        CONSTRUCTION & HOUSING--3.9%
                    700 (a)Arabian International Construction                           $      15,233
                 43,500 Brisa Auto Estradas de Portugal                                     1,335,416
                780,000 (a)Consorcio Hogar SA                                               1,604,919
                237,000 Corporacion GEO, S.A. de C.V., Class B                              1,442,747
                135,200 Mota & Companhia                                                    2,137,540
                  3,550 Sika Finanz AG                                                      1,058,178
                600,000 Ultraframe                                                          1,778,413
                          Total                                                             9,372,446
                        DATA PROCESSING & REPRODUCTION--6.0%
                 56,941 (a)Formula Systems (1985) Ltd.                                      1,882,906
                100,000 (a)IONA Technologies PLC, ADR                                       1,993,750
                202,200 JBA Holdings PLC                                                    3,356,904
                 85,000 (a)JetForm Corp.                                                    1,306,875
                 75,000 (a)Memco Software, Ltd.                                             1,728,516
                 93,000 (a)OptiSystems Solutions Ltd.                                         598,688
                 55,000 (a)OptiSystems Solutions Ltd., Warrants                                89,375
                 80,000 Saville Systems Ireland PLC, ADR                                    2,685,000
                 41,000 (a)Smallworldwide PLC, ADR                                            794,375
                          Total                                                            14,436,389
                        ELECTRICAL & ELECTRONICS--5.1%
                139,300 C-MAC Industries                                                    1,955,980
                 26,250 ContextVision                                                         459,924
                  3,270 Leonische Drahtwerke AG                                             1,095,872
                  1,700 Micronics Japan Co. Ltd.                                               31,436
                195,000 Partner Tech AB                                                     1,767,791
                 69,500 (a)Prosolvia AB, Class B                                            2,511,235
                 25,380 Simac Techniek                                                      2,892,653

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        ELECTRICAL & ELECTRONICS--CONTINUED
                127,500 Toolex Alpha NV                                               $     1,475,620
                          Total                                                            12,190,511
                        ELECTRONIC COMPONENTS, INSTRUMENTS--6.6%
                225,000 Accton Technology Corp., GDR                                          961,875
                 99,000 Aladdin Knowledge Systems, ADR                                      1,522,125
                 47,000 (a)Aptech Ltd.                                                        623,537
                 60,100 Certicom Corp.                                                      1,645,593
                 59,500 (a)Creative Technology Ltd.                                         1,584,188
                 30,000 Draka Holding                                                       1,335,984
                 22,000 Fuji Soft ABC, Inc.                                                   768,815
                670,000 Intellect Holdings Ltd.                                               489,536
                 41,000 (a)Leitch Technology Corp.                                          1,095,272
                 72,000 (a)Olicom A/S                                                       2,070,000
                 85,000 (a)Rand Technology                                                  1,366,588
                  1,815 Sartorius AG-Vorzug                                                   504,310
                 21,800 Singulus Technologies AG                                              964,219
                 36,800 Union Tool                                                            980,372
                          Total                                                            15,912,414
                        ENERGY - OIL & GAS--3.0%
                 40,000 Bouygues Offshore SA                                                1,775,278
                488,000 (a)Cultus Petroleum NL                                                866,400
                 29,300 Discoverer ASA                                                      1,181,550
                214,000 (a)ERG SPA                                                            811,995
                197,000 (a)SOCO International PLC                                           1,290,928
              1,140,000 (a)Tap Oil                                                          1,323,363
                          Total                                                             7,249,514

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        ENERGY EQUIPMENT & SERVICES--0.9%
              2,600,000 (a)Japan Power Generation Ltd.                                  $     590,829
              1,260,000 (a)Ocean Rig ASA                                                    1,576,885
                          Total                                                             2,167,714
                        ENERGY SOURCES--0.3%
                113,700 Hurricane Hydrocarbons Ltd., Class A                                  738,389
                        FINANCIAL SERVICES--1.5%
                470,000 DBS Management PLC                                                  1,508,188
                 24,500 DIS Deutsche Industrie Service                                        958,605
                 35,000 Drake Beam Morin Japan, Inc.                                          220,764
                750,000 (a)ICICI Banking Corp.                                                831,186
                          Total                                                             3,518,743
                        FOOD & BEVERAGE--0.4%
                285,000 Grupo Continental SA                                                  929,932
                        FOOD & HOUSEHOLD PRODUCTS--3.0%
                  9,300 Chipita International                                                 179,344
                 60,700 De Boer Unigro                                                      2,061,717
                122,310 Importadora y Exportadora de la Patagonia                           1,786,378
                 10,000 (a)Industrias Alimenticias Noel                                        34,377
                 35,000 (a)Leon De Bruxelles                                                2,377,484
              5,899,744 (a)Supermercados La Favorita                                          770,451
                          Total                                                             7,209,751
                        FOOD PROCESSING--3.0%
                597,500 (a)Autogrill SPA                                                    2,720,217
                    100 (a)Eastern Co.                                                          2,318
                 50,000 Elite Industries Ltd.                                               1,300,096
                 37,400 (a)Tele Pizza SA                                                    3,092,630
                          Total                                                             7,115,261

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        FOREST PRODUCTS & PAPER--1.1%
                 56,300 Cia Celulose Caima                                            $       752,958
                176,000 Corticeira Amorim SA                                                2,002,219
                          Total                                                             2,755,177
                        HEALTH & PERSONAL CARE--2.8%
                154,000 Biocompatibles International PLC                                    1,474,714
                 55,000 Biovail Corp. International                                         1,698,125
                685,000 Corporativo Fragua SA                                                 967,432
                    685 Disetronic Holdings AG                                              1,568,611
                230,000 (a)SHL Group PLC                                                    1,013,847
                          Total                                                             6,722,729
                        HOUSEHOLD APPLIANCES--0.6%
                100,000 Carrier Aircon Ltd.                                                   634,021
                 75,000 Office Specialty                                                      737,178
                          Total                                                             1,371,199
                        INSURANCE--0.3%
                200,000 Charles Taylor Group PLC                                              785,339
                        LEISURE & TOURISM--0.9%
                  3,474 Infogrames Entertainment                                              536,109
                    180 New Mauritius Hotels LTD                                                  349
                290,000 Regent Inns PLC                                                     1,601,585
                          Total                                                             2,138,043
                        MACHINERY & ENGINEERING--5.3%
                  2,600 KSB AG                                                                604,480
                 43,465 Mirgor SACIFIA, Class C                                             1,397,040
                 49,000 Nedcon Groep NV                                                     2,576,611
                 25,875 PT Komatsu Indonesia                                                    2,838
                101,000 Partek Corp.                                                        1,873,616

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        MACHINERY & ENGINEERING--CONTINUED
                214,000 (a)Rocla OY                                                     $   2,175,584
                149,000 Santasalo -- JOT Group                                              2,207,884
                 18,000 (a)Schoeller-Bleckmann Oilfield Equipment AG                        2,001,692
                          Total                                                            12,839,745
                        MANUFACTURING--5.6%
                124,000 Bespak PLC                                                          1,467,013
                256,400 DataTec Ltd.                                                        1,931,510
                163,000 Games Workshop Group                                                1,734,332
                    608 Gurit Heberlein AG                                                  1,910,394
                 88,000 Mettler Toledo International, Inc., ADR                             1,573,000
                 22,000 Semperit AG Holdings                                                2,162,859
                105,500 Tomra Systems ASA                                                   2,714,006
                          Total                                                            13,493,114
                        MERCHANDISING--1.6%
                254,800 (a)CSP International Industria Calze SPA                            2,876,079
                  3,500 Panvel SA-Drogarias E Farmacias                                        48,905
                127,000 Watson & Philip PLC                                                   990,946
                          Total                                                             3,915,930
                        MINING--1.1%
                523,200 Petrolia Drilling ASA                                               2,691,882
                        MISCELLANEOUS--0.5%
                 50,000 Gemstar International Group Ltd.                                    1,187,500
                        MISCELLANEOUS MATERIALS & COMMODITIES--0.6%
                955,000 Freedom Furniture Ltd.                                              1,467,273
                        MULTI-INDUSTRY--1.6%
                571,000 Robert Walters PLC                                                  3,934,599

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        PHARMACEUTICALS--0.5%
                 50,000 (a)Genset                                                       $   1,118,750
                        RECREATION, OTHER CONSUMER GOODS--0.2%
                 79,000 Corporacion Interamericana de Entretenimiento S.A.                    543,435
                        TELECOMMUNICATIONS--7.8%
                901,900 (a)AAPT Telecommunications                                          1,422,645
                 11,000 ASE Test Ltd.                                                         616,000
              3,606,000 (a)Biper S.A.                                                       1,448,810
                 51,000 CGI Group, Inc.                                                     1,439,393
                292,000 (a)Colt Telecom Group PLC                                           3,190,739
                 78,500 Ericsson                                                            3,044,467
                150,000 Esat Telecom Group PLC, ADR                                         2,128,125
                 96,600 Mas Technology Ltd., ADR                                            1,497,300
                171,000 (a)Mitel Corp                                                       1,404,641
                241,700 Tandberg Television                                                 2,419,890
                          Total                                                            18,612,010
                        TEXTILES & APPAREL--3.6%
                  3,011 Berginvest                                                            463,428
                 17,700 (a)Groupe Andre SA                                                  1,724,036
                491,000 (a)Grupo Covarra SA de CV                                             573,884
                  1,685 Picanol                                                             1,148,511
                329,800 (a)Simint SPA                                                       2,472,221
                105,000 (a)Tefron Ltd., ADR                                                 2,205,000
                          Total                                                             8,587,080
                        TRANSPORTATION - AIRLINES--1.1%
                101,900 (a)Ryanair Holdings PLC, ADR                                        2,725,825
                        TRANSPORTATION - ROAD & RAIL--2.4%
                 71,000 ASG AB, Class B                                                     1,526,387

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                          VALUE IN
                                                                                            U.S.
     SHARES                                                                                DOLLARS
 COMMON STOCKS--CONTINUED
                        TRANSPORTATION - ROAD & RAIL--CONTINUED
                  3,250 DSV, De Sammensluttede Vognmad AS                             $     2,420,893
                 20,125 Sixt AG                                                             1,723,207
                          Total                                                             5,670,487
                        TRANSPORTATION - SHIPPING--3.9%
                620,000 American Port Services                                              1,659,683
                 73,500 (a)Det Sondenfjelds-Norske Dampskibsselskab, Class A                1,441,096
                510,000 Farstad Shipping                                                    2,943,097
                480,000 Frontline Ltd.                                                      2,322,774
                 50,000 (a)Seateam Technology AS                                              886,476
                          Total                                                             9,253,126
                        UTILITIES--1.0%
                 85,000 (a)Industri-Matematik International Corp.                           2,316,250
                        UTILITIES - ELECTRICAL & GAS--0.7%
                468,131 Novus Petroleum Ltd.                                                1,422,503
                564,000 (a)Petroz NL                                                          358,168
                          Total                                                             1,780,671
                          TOTAL COMMON STOCKS (IDENTIFIED COST $219,757,844)              231,011,137
 PREFERRED STOCKS--1.6%
                        AUTOMOBILE--0.2%
              3,000,000 Marcopolo SA, Preference                                              378,617
                        CONSTRUCTION & HOUSING--0.3%
                210,000 Construtora Sultepa SA, Preference                                    738,303
                        MISCELLANEOUS MATERIALS & COMMODITIES--0.1%
              4,600,000 SA Mineracao da Trinidade                                             120,256
                        MULTI-INDUSTRY--0.8%
                225,000 Lusomundo Sociedade Gestora de Participacoes Sociais SA,            1,809,239
                        Pfd.

FEDERATED INTERNATIONAL SMALL COMPANY FUND

   SHARES OR                                                                              VALUE IN
   PRINCIPAL                                                                                U.S.
     AMOUNT                                                                                DOLLARS
 PREFERRED STOCKS--CONTINUED
                         TELECOMMUNICATIONS--0.3%
              1,900,000  Companhia Telefonica da Borda do Campo, Preference           $       716,803
                         TEXTILES & APPAREL--0.1%
                 47,200  Confeccoes Guararapes SA, Pfd.                                       182,963
  115,000,000(a)Texpar SA, Preference                                                           1,037
                           Total                                                              184,000
                           TOTAL PREFERRED STOCKS (IDENTIFIED COST $4,216,277)              3,947,218
 (B)REPURCHASE AGREEMENT--1.4%
 $            3,250,000  BT Securities Corporation, 5.73%, dated 11/28/1997,
                         due 12/1/1997 (AT AMORTIZED COST)                                  3,250,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $227,224,121)(C)        $   238,208,355

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $227,832,507. The net unrealized appreciation of investments on a federal tax basis amounts to $10,375,848 which is comprised of $19,524,569 appreciation and $9,148,721 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($240,058,173) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt

GDR --Global Depository Receipt

PLC --Public Limited Company

SA --Support Agreement

SPA --Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost $227,224,121, and
 tax cost $227,832,507)                                                                           $  238,208,355
 Cash                                                                                                    230,838
 Cash denominated in foreign currency (identified and tax cost $8,131)                                     8,001
 Income receivable                                                                                        88,779
 Receivable for investments sold                                                                       4,702,645
 Receivable for shares sold                                                                            1,246,748
 Deferred organizational costs                                                                            39,489
    Total assets                                                                                     244,524,855
 LIABILITIES:
 Payable for investments purchased                                                    $ 3,443,358
 Payable for shares redeemed                                                              740,465
 Payable for taxes withheld                                                                 4,137
 Net payable for foreign exchange contracts                                                   171
 Accrued expenses                                                                         278,551
    Total liabilities                                                                                  4,466,682
 NET ASSETS for 16,981,378 shares outstanding                                                     $  240,058,173
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $  231,982,846
 Net unrealized appreciation of investments and translation of assets and liabilities in
 foreign currency                                                                                     10,975,324
 Accumulated net realized loss on investments and foreign currency transactions                       (2,899,997)
    Total Net Assets                                                                              $  240,058,173
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($91,706,777 / 6,433,370 shares outstanding)                                   $14.25
 Offering Price Per Share (100/94.50 of $14.25)*                                                          $15.08
 Redemption Proceeds Per Share                                                                            $14.25
 CLASS B SHARES:
 Net Asset Value Per Share ($120,939,491 / 8,597,933 shares outstanding)                                  $14.07
 Offering Price Per Share                                                                                 $14.07
 Redemption Proceeds Per Share (94.50/100 of $14.07)**                                                    $13.30
 CLASS C SHARES:
 Net Asset Value Per Share ($27,411,905 / 1,950,075 shares outstanding)                                   $14.06
 Offering Price Per Share                                                                                 $14.06
 Redemption Proceeds Per Share (99.00/100 of $14.06)**                                                    $13.92

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $80,894)                                                  $ 1,099,076
 Interest                                                                                                  304,623
     Total income                                                                                        1,403,699
 EXPENSES:
 Investment advisory fee                                                            $ 1,677,789
 Administrative personnel and services fee                                              185,588
 Custodian fees                                                                         379,073
 Transfer and dividend disbursing agent fees and expenses                               211,392
 Directors'/Trustees' fees                                                                2,418
 Auditing fees                                                                           17,855
 Legal fees                                                                               7,711
 Portfolio accounting fees                                                               93,717
 Distribution services fee--Class B Shares                                              508,504
 Distribution services fee--Class C Shares                                              109,351
 Shareholder services fee--Class A Shares                                               129,606
 Shareholder services fee--Class B Shares                                               169,501
 Shareholder services fee--Class C Shares                                                36,450
 Share registration costs                                                               107,077
 Printing and postage                                                                    45,857
 Insurance premiums                                                                       4,263
 Taxes                                                                                      779
 Miscellaneous                                                                            8,105
     Total expenses                                                                   3,695,036
 Waivers and reimbursements--
     Waiver of investment advisory fee                                                 (231,231)
         Net expenses                                                                                    3,463,805
             Net operating loss                                                                         (2,060,106)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency transactions
 (net of foreign taxes withheld of $404)                                                                (4,892,895)
 Net change in unrealized appreciation of investments and translation
 of assets and liabilities in foreign currency                                                           8,258,008
     Net realized and unrealized gain on investments and foreign currency transactions                   3,365,113
       Change in net assets resulting from operations                                                  $ 1,305,007

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED        PERIOD ENDED
                                                                                 NOVEMBER 30,       NOVEMBER 30,
                                                                                     1997              1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net operating loss                                                           $    (2,060,106)    $      (97,243)
 Net realized loss on investments and foreign currency
 transactions ($2,291,612 and $30,327, respectively, as computed
 for federal tax purposes)                                                         (4,892,895)           (92,852)
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency                          8,258,008          2,717,316
   Change in net assets resulting from operations                                   1,305,007          2,527,221
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                     238,766,808         44,965,507
 Cost of shares redeemed                                                          (36,173,268)       (11,333,102)
   Change in net assets resulting from share transactions                         202,593,540         33,632,405
     Change in net assets                                                         203,898,547         36,159,626
 NET ASSETS:
 Beginning of period                                                               36,159,626               --
 End of period                                                                $   240,058,173 $       36,159,626

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED      PERIOD ENDED
                                                                     NOVEMBER 30,     NOVEMBER 30,
                                                                         1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.26           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                    (0.11)           (0.02)
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                  2.10             2.28
  Total from investment operations                                       1.99             2.26
 NET ASSET VALUE, END OF PERIOD                                        $14.25           $12.26
 TOTAL RETURN(B)                                                        16.23%           22.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               2.12%            1.97%*
  Net operating loss                                                    (1.08%)          (0.48%)*
  Expense waiver/reimbursement(c)                                        0.21%            3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                             $91,707          $16,399
  Average commission rate paid(d)                                     $0.0006          $0.0006
  Portfolio turnover                                                      286%             174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED       PERIOD ENDED
                                                                    NOVEMBER 30,      NOVEMBER 30,
                                                                        1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.20            $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                    (0.12)            (0.04)
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                  1.99              2.24
  Total from investment operations                                       1.87              2.20
 NET ASSET VALUE, END OF PERIOD                                        $14.07            $12.20
 TOTAL RETURN(B)                                                        15.33%            22.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               2.87%             2.72%*
  Net operating loss                                                    (1.81%)           (1.61%)*
  Expense waiver/reimbursement(c)                                        0.17%             3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                            $120,939           $16,721
  Average commission rate paid(d)                                     $0.0006           $0.0006
  Portfolio turnover                                                      286%              174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED       PERIOD ENDED
                                                                    NOVEMBER 30,      NOVEMBER 30,
                                                                        1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.19             $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                   (0.12)             (0.05)
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                 1.99               2.24
  Total from investment operations                                      1.87               2.19
 NET ASSET VALUE, END OF PERIOD                                       $14.06             $12.19
 TOTAL RETURN(B)                                                       15.34%             21.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                              2.87%              2.72%*
  Net operating loss                                                   (1.85%)            (1.58%)*
  Expense waiver/reimbursement(c)                                       0.17%              3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                            $27,412             $3,040
  Average commission rate paid(d)                                    $0.0006            $0.0006
  Portfolio turnover                                                     286%               174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares:
Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                    INCREASE (DECREASE)
                                           UNDISTRIBUTED NET
                                               INVESTMENT
                      ACCUMULATED          INCOME/ACCUMULATED
                     NET REALIZED      DISTRIBUTIONS IN EXCESS OF
 PAID-IN CAPITAL       GAIN/LOSS         NET INVESTMENT INCOME
  $(4,053,004)        $1,992,898              $2,060,106

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $2,291,612, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the code, such capital loss carryforward will expire in 2005.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                               UNREALIZED
 CONTRACTS                SETTLEMENT      CONTRACTS TO       IN EXCHANGE     CONTRACTS AT     APPRECIATION
 PURCHASED                   DATE        DELIVER/RECEIVE         FOR            VALUE        (DEPRECIATION)
 Australian Dollar         12/01/97            87,330          $60,258         $59,634           $(624)
 Australian Dollar         12/02/97            75,780           51,985          51,746            (239)
 Spanish Peseta            12/01/97        10,116,337           67,918          67,845             (73)
 Japanese Yen              12/01/97         1,613,520           12,645          12,643              (2)

 CONTRACTS SOLD
 Argentine Peso            12/01/97           131,706         $131,574        $131,754           $(180)
 Hong Kong Dollar          12/01/97            94,360           12,206          12,206             --
 Indonesian Rupiah         12/04/97        18,502,079            5,028           5,073             (45)
 Italian Lira              12/01/97       449,859,200          262,003         260,401           1,602
 Italian Lira              12/02/97       682,866,487          395,177         395,278            (101)
 Italian Lira              12/03/97        18,643,270           10,770          10,792             (22)
 Mexican Peso              12/01/97         3,101,258          377,053         377,581            (528)
 Portuguese Escudo         12/02/97         6,639,118           36,884          36,843              41
  TOTAL UNREALIZED
  DEPRECIATION                                                                                   $(171)

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
 CLASS NAME        CAPITAL STOCK AUTHORIZED
 Class A Shares          135,000,000
 Class B Shares          135,000,000
 Class C Shares          135,000,000
  Total                  405,000,000

Transactions in capital stock were as follows:

                                                       YEAR ENDED              PERIOD ENDED
                                                      NOVEMBER 30,             NOVEMBER 30,
                                                     1997                         1996(A)
 CLASS A SHARES                               SHARES           AMOUNT      SHARES        AMOUNT
 Shares sold                                  6,748,444   $  98,446,634  2,313,613   $  25,684,395
 Shares redeemed                             (1,652,514)    (23,754,721)  (976,173)    (10,868,944)
  Net change resulting from Class A Share
  transactions                                5,095,930   $  74,691,913  1,337,440   $  14,815,451
                                                        YEAR ENDED             PERIOD ENDED
                                                       NOVEMBER 30,            NOVEMBER 30,
                                                      1997                        1996(B)
 CLASS B SHARES                                SHARES         AMOUNT      SHARES         AMOUNT

 Shares sold                                  7,830,646  $  112,172,634   1,398,394  $ 16,261,633
 Shares redeemed                               (603,585)     (8,739,869)    (27,522)     (323,940)
  Net change resulting from Class B Share
  transactions                                7,227,061  $  103,432,765   1,370,872  $ 15,937,693

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

                                                        YEAR ENDED              PERIOD ENDED
                                                       NOVEMBER 30,              NOVEMBER 30,
                                                    1997                            1996(B)
 CLASS C SHARES                                SHARES          AMOUNT       SHARES        AMOUNT
 Shares sold                                  1,957,983   $    28,147,540    261,457   $    3,019,479
 Shares redeemed                               (257,229)       (3,678,678)   (12,136)        (140,218)
  Net change resulting from Class C Share
  transactions                                1,700,754   $    24,468,862    249,321   $    2,879,261
  Net change resulting from share
  transactions                               14,023,745   $   202,593,540  2,957,633   $   33,632,405

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF
                      AVERAGE DAILY NET
 SHARE CLASS NAME      ASSETS OF CLASS
 Class A Shares            0.25%
 Class B Shares            0.75%
 Class C Shares            0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1997, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $5,870 of organizational and start-up administrative service expenses.

GENERAL -- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES $558,253,383

SALES $362,966,952

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries was as follows:

                             PERCENTAGE OF                     PERCENTAGE OF
 COUNTRY                      NET ASSETS     COUNTRY             NET ASSETS
 Argentina                      1.55%       Ireland                3.97%
 Australia                       3.69       Italy                   5.40
 Austria                         1.73       Japan                   0.83
 Belgium                         5.14       Luxembourg              0.59
 Botswana                        0.48       Mauritius               0.00
 Brazil                          0.92       Mexico                  4.36
 British Virgin Islands          0.49       Netherlands             5.92
 Canada                          5.78       New Zealand             0.62
 Colombia                        0.01       Norway                  7.57
 Denmark                         1.87       Pakistan                0.25
 Ecuador                         0.32       Peru                    0.00
 Egypt                           0.01       Portugal                4.37
 Finland                         2.61       Singapore               0.66
 France                          3.13       South Africa            0.80
 Germany                         2.44       Spain                   1.83
 Ghana                           0.24       Sweden                  5.31
 Greece                          0.07       Switzerland             3.18
 India                           1.20       Taiwan                  0.66
 Indonesia                       0.00       United Kingdom         14.33
 Israel                          5.51

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Directors and Shareholders of WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International Small Company Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1998

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue

Chairman

Richard B. Fisher

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Karen M. Brownlee

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 981487838
Cusip 981487820
Cusip 981487812
G01968-01 (1/98)

[Graphic]



[Graphic] Federated Investors
Federated Latin American Growth Fund

2ND ANNUAL REPORT NOVEMBER 30, 1997

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

I am pleased to present the second Annual Report to Shareholders for Federated Latin American Growth Fund. This report contains information about the fund's fiscal year reporting period from December 1, 1996 through November 30, 1997.

The report begins with a commentary by the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federal Global Research Corp., which covers international economic and market conditions and fund strategy. Following his commentary are a complete list of the fund's investments and the financial statements.

This Latin American growth fund brings to shareholders significant long-term opportunities from an extremely well-researched portfolio of approximately 60 stocks in seven Latin American countries, whose median market capitalization is over $2 billion. At the end of the reporting period, the fund's assets surpassed the $25 million mark.*

The first half of the fund's fiscal year was outstanding as the Latin American market overall delivered a total return of more than 30%--the highest return of any region in the world. While the market was unable to sustain that pace for the rest of the year, the fund produced a strong total return through net asset value increase, income, and capital gains. Share class performance highlights are as follows:**

                     TOTAL           CAPITAL        NET ASSET
                    RETURN  INCOME   GAINS      VALUE INCREASE
 Class A Shares     20.76%  $0.08    $0.41    $11.56 to $13.39 = 16%
 Class B Shares     19.72%  $0.05    $0.41    $11.50 to $13.24 = 15%
 Class C Shares     19.97%  $0.03    $0.41    $11.48 to $13.27 = 16%

Remember, adding to your account on a regular basis and reinvesting your annual dividends in additional shares is a convenient way to "pay yourself first" and enjoy the benefit of compounding.+

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, and C Shares for the 12-month reporting period were 14.15%, 14.03%, and 18.97%, respectively.

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

We trust you are satisfied with your investment in Federated Latin American Growth Fund. We will continue to keep you up-to-date on the details of your investment on a regular basis.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1998

INVESTMENT REVIEW

[Graphic]

Alexandre de Bethmann
Vice President
Federated Global Research Corp.

[Graphic]

OVERALL, THE FUND'S FISCAL YEAR WAS A VERY STRONG PERIOD FOR LATIN AMERICA. AFTER DELIVERING THE HIGHEST DOLLAR RETURN OF ANY WORLD REGION DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR, THE MARKET WAS UNABLE TO SUSTAIN THIS PACE LATER IN THE REPORTING PERIOD. WHAT ARE YOUR COMMENTS?

The Latin American economies are highly linked in the new global environment and this is reflected in the capital markets. The Asian currency crisis triggered the weaknesses of the Brazilian current account deficit and brought the market down in an environment of low liquidity. Brazil's situation had a contagion effect on the other Latin American markets. The positive aspect of this situation is that it led Brazil to implement important structural reforms in a timely manner, which avoids the risk of deeper future problems.

[Graphic]

IN THIS POSITIVE ENVIRONMENT, HOW WELL DID FEDERATED LATIN AMERICAN GROWTH FUND PERFORM COMPARED TO THE EMERGING MARKETS OVERALL AND THE UNIVERSE OF LATIN AMERICAN GROWTH FUNDS?

In the 12-month reporting period, the fund delivered a total return based on net asset value of 20.76% for Class A Shares, 19.72% for Class B Shares, and 19.97%, for Class C Shares.* The fund's returns, while strong, were less than the Morgan Stanley Capital International Latin American-Free Index's total return of 27.08%.** In comparison, the emerging markets' 12-month total return was (11.74%), as measured by the Morgan Stanley Capital International Emerging Markets Free Index.**

For the year, the Federated Latin American Growth Fund underperformed the index by 6.32%. This was a direct result of the lack of liquidity of some Brazilian holdings during the severe market downturn.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, and C Shares for the 12-month reporting period were 14.15%, 14.03%, and 18.97%, respectively.

** Morgan Stanley Capital International Latin American-Free Index is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin American region. Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted foreign securities index, which is used to measure the performance of emerging markets in Europe, Asia, Latin America, and the Middle East/Africa. These indices are unmanaged, and investments cannot be made in an index.

[Graphic]

DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR, YOU MAINTAINED THE FUND'S COUNTRY WEIGHTING CLOSE TO THE INDEX WHILE FOCUSING ON SUPERIOR STOCK SELECTION. DID THAT STRATEGY REMAIN IN PLACE THROUGHOUT THE FISCAL YEAR?

Until November, we maintained the asset allocation close to the index. However, we took the opportunity implied by the crisis to restructure our portfolio more according to the current global market conditions. Late in the fund's fiscal year, we rebalanced the portfolio, increasing our exposure to Mexico and Argentina--the countries we expect will drive the region's growth in 1998.

[Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1997?

The portfolio was diversified across the following countries as of November 30, 1997:

                PERCENTAGE OF
 COUNTRY          PORTFOLIO
 Mexico           35.98%
 Brazil           33.56
 Argentina        10.75
 Chile             6.60
 Venezuela         3.61
 Colombia          2.15
 Peru              0.64

WHAT WERE THE FUND'S TOP TEN HOLDINGS?

As of November 30, 1997, the top ten holdings were as follows:

                                         PERCENTAGE
 TOP HOLDINGS                              OF NET
 COMPANY                     COUNTRY       ASSETS    INDUSTRY
 Telecomunicacoes de
 Sao Paulo SA, Preference     Brazil        4.04%    Telecommunications
 Petroleo Brasileiro SA,
 Preference                   Brazil        3.92     Energy Sources
 Fomento Economico
 Mexicano, SA de C.V.,
 Class B                      Mexico        3.72     Beverages
 Tubos de Acero de Mexico
 SA, ADR                      Mexico        3.52     Metals - Steel
 Grupo Financiero Bancomer
 S.A. de C.V., Class B        Mexico        3.38     Banking
 Cifra SA de CV, Class B      Mexico        3.36     Merchandising
 Telecomunicacoes
 Brasileiras SA               Brazil        3.34     Telecommunications
 Grupo Carso SA de CV         Mexico        3.27     Conglomerate
 Cesp Pn                      Brazil        3.21     Utilities
 Sanluis Corporacion SA
 de CV                        Mexico        3.03     Automobiles
  TOTAL PERCENTAGE OF
  PORTFOLIO NET ASSETS                     34.79%

[Graphic]

CAN YOU DISCUSS SOME OF THE FUND'S MOST RECENT PURCHASES?

We purchased TELESP, which is one of the Brazilian telecommunications companies most likely to rapidly benefit from the privatization process, due to its excellent concession area (the city of Sao Paulo), and the fact that is the only stand-alone company among the Telebras group. In Mexico, we increased our exposure to retail companies, like CIFRA and ELEKTRA, which are expected to benefit from the continued consumption recovery.

[Graphic]

ALL IN ALL, 1997 WAS A GOOD YEAR FOR LATIN AMERICA, THANKS TO EXTREMELY STRONG GROWTH EARLY IN THE REPORTING PERIOD. WHERE DOES THE MARKET APPEAR TO BE HEADED AS WE ENTER 1998?

We think that Latin America can deliver another 20% return in 1998. However, we perceive a difficult competitive environment. In general, we are staying away from the sectors--steel, petrochemicals and pulp and paper-- that we think will be most affected by increased and highly priced competitive Asian exports.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]

FEDERATED EMERGING MARKETS FUND

[Graphic]

FEDERATED EUROPEAN GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]

FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]

FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]

FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED LATIN AMERICAN GROWTH FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Latin American Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997 compared to the Morgan Stanley Capital International Latin American-Free Index
(MGEUEGFL).+

"Graphic representation "19" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin-American region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the index.
  The index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Latin American Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997 compared to the Morgan Stanley Capital International Latin American-Free Index
(MGEUEGFL).+

"Graphic representation "20" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin-American region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the index.
  The index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND

(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Latin American Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1997 compared to the Morgan Stanley Capital International Latin American-Free Index
(MGEUEGFL).+

"Graphic representation "21" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin-American region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the index.
  The index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

                                                                                  VALUE IN
    SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--69.0%
                       AUTOMOBILE--3.0%
               102,000 Sanluis Corporacion SA de CV                            $    769,952
                       BANKING--8.1%
                14,200 Banco Ganadero SA, Class C, ADR                              285,775
                 9,300 Banco Industrial Colombiano, ADR                             134,850
                22,700 Banco Rio de la Plata SA, ADR                                285,169
                 9,900 Banco de A. Edwards, ADR                                     173,250
             1,485,000 Grupo Financiero Bancomer, S.A. de C.V., Class B             858,799
                11,000 (a)Unibanco Uniao de Bancos Brasileiros SA, ADR              316,250
                               Total                                              2,054,093
                       BEVERAGE & TOBACCO--8.4%
                84,400 (a)Jugos de Valle SA, Class B                                110,978
               114,700 Fomento Economico Mexicano, SA de C.V., Class B              945,418
                18,800 Pan American Beverage, Class A                               643,900
                34,500 Quilmes Industrial SA, ADR                                   448,500
                               Total                                              2,148,796
                       BROADCASTING & PUBLISHING--0.2%
                 9,700 (a)TV Filme, Inc.                                             43,650
                       BUILDING MATERIALS & COMPONENTS--2.1%
               110,500 Cemex SA, Class B                                            546,210
                       CONGLOMERATE--5.3%
                22,304 Compania Naviera Perez Companc SA, Class B                   159,309
               126,000 Grupo Carso SA de CV                                         831,460
                11,500 Grupo Elektra S.A. de C.V., GDR                              356,500
                               Total                                              1,347,269

FEDERATED LATIN AMERICAN GROWTH FUND

                                                                                  VALUE IN
    SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       CONSTRUCTION & HOUSING--3.7%
               240,000 (a)Consorcio Hogar SA                                    $   493,821
                29,300 Empresas ICA Sociedad Controladora S.A., ADR                 454,150
                               Total                                                947,971
                       ENERGY EQUIPMENT & SERVICES--1.8%
                17,900 (b)Chilectra S.A., ADR                                       446,784
                       ENERGY SOURCES--1.8%
                14,000 YPF Sociedad Anonima, ADR                                    469,875
                       FINANCIAL SERVICES--0.3%
                 3,524 Credicorp Ltd.                                                64,313
                       FOOD & HOUSEHOLD PRODUCTS--2.1%
                 3,000 (a)Distribucion y Servicio, ADR                               52,312
                12,000 Grupo Industrial Bimbo SA de CV, Class A                      97,888
                39,000 (a)Industrias Alimenticias Noel                              134,072
                19,000 (a)Supermercados Unimarc SA, ADR                             247,000
                               Total                                                531,272
                       FOREST PRODUCTS & PAPER--1.2%
                22,000 Aracruz Cellulose, ADR                                       316,250
                       MERCHANDISING--3.4%
               398,500 Cifra SA de CV, Class B                                      853,911
                       METALS - NON FERROUS--0.8%
                12,000 Madeco SA, ADR                                               202,500
                       METALS - STEEL--5.0%
                 3,334 International Briquettes Holding                              53,136
               121,218 Siderca S.A., Class A                                        334,684
                40,500 (a)Tubos de Acero de Mexico SA, ADR                          896,063
                               Total                                              1,283,883

FEDERATED LATIN AMERICAN GROWTH FUND

                                                                                  VALUE IN
    SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       MISCELLANEOUS MATERIALS & COMMODITIES--2.3%
               138,000 Vitro SA                                                $    591,417
                       TELECOMMUNICATIONS--12.6%
               726,000 Biper S.A.                                                   291,690
                 2,600 CPT Telefonica del Peru S.A., Class B, ADR                    54,600
                 8,600 Compania Anonima Nacional Telefonos de Venezuela, Class      339,700
                       D, ADR
                 5,100 Compania Telecomunicacion Chile, ADR                         138,019
                10,400 Telecom Argentina S.A., ADR                                  319,150
             9,164,000 Telecomunicacoes Brasileiras SA                              850,890
                 2,300 Telecomunicacoes Brasileiras SA, ADR                         240,063
               180,686 Telecomunicacoes Do Rio Janiero SA, Rights                     2,484
               130,335 Telecomunicacoes de Sao Paulo SA, Rights                       2,467
                11,900 Telefonica de Argentina S.A., ADR                            393,444
                11,400 Telefonos de Mexico, Class L, ADR                            564,300
                               Total                                              3,196,807
                       UTILITIES - ELECTRICAL & GAS--6.7%
                91,882 Citicorp Equity In                                           367,662
             5,200,000 Companhia de Electricidade do Estado da Bahia                295,321
               499,553 Electricid Caracas                                           592,166
                14,900 Enersis S.A., ADR                                            445,137
                               Total                                              1,700,286
                       WHOLESALE & INTERNATIONAL TRADE--0.2%
                49,297 Enrique Ferreyros S.A.                                        47,070
                            TOTAL COMMON STOCKS (IDENTIFIED COST $16,577,674)    17,562,309
 PREFERRED STOCKS--26.0%
                       ENERGY SOURCES--3.9%
             4,550,000 Petroleo Brasileiro SA, Preference                           996,710

FEDERATED LATIN AMERICAN GROWTH FUND


  SHARES OR
  PRINCIPAL                                                                       VALUE IN
    AMOUNT                                                                      U.S. DOLLARS
 PREFERRED STOCKS--CONTINUED
                       FOREST PRODUCTS & PAPER--1.4%
            16,900,000 Votorantim Celulose e Papel SA, Preference              $    365,636
                       MISCELLANEOUS MATERIALS & COMMODITIES--1.5%
            14,700,000 SA Mineracao da Trinidade                                    384,296
                       TELECOMMUNICATIONS--8.0%
             4,900,000 Telecomunicacoes Brasileiras SA, Preference                  503,561
             4,660,000 Telecomunicacoes Do Rio Janiero SA, Preference               491,499
             3,901,433 Telecomunicacoes de Sao Paulo SA, Preference               1,027,006
                               Total                                              2,022,066
                       UTILITIES - ELECTRICAL & GAS--11.2%
             1,570,000 Centrais Eletricas Brasileiras SA, Preference, Series B      764,266
            12,500,000 Cesp Cia Energ Sp                                            816,957
            11,525,000 Companhia Energetica de Minas Gerais, Preference             555,835
             3,900,000 (a)Eletropaulo-Electricidade de Sao Paulo SA,                706,662
                       Preference, Class B
                         Total                                                    2,843,720
                         TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,921,240)      6,612,428
CORPORATE BONDS--0.0%
                       MINING--0.0%
 $               5,800 Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999
                       (IDENTIFIED COST $58)                                             52
 (C)REPURCHASE AGREEMENT--6.6%
             1,690,000 BT Securities Corp., 5.73%, dated 11/28/1997, due
                       12/1/1997
                       (AT AMORTIZED COST)                                        1,690,000
                            TOTAL INVESTMENTS (IDENTIFIED COST $25,188,972)(D) $ 25,864,789

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $446,784 which represents 1.8% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $25,291,679. The net unrealized appreciation of investments on a federal tax basis amounts to $573,110 which is comprised of $2,156,883 appreciation and $1,583,773 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($25,441,821) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt

GDR --Global Depository Receipt

SA --Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost $25,188,972 and tax                    $ 25,864,789
 cost $25,291,679)
 Income receivable                                                                                       19,175
 Receivable for investments sold                                                                        810,757
 Receivable for shares sold                                                                             158,897
 Deferred organizational costs                                                                           43,629
    Total assets                                                                                     26,897,247
 LIABILITIES:
 Payable for investments purchased                                                 $939,295
 Payable for shares redeemed                                                        457,532
 Payable to Bank                                                                     13,133
 Payable for taxes withheld                                                           2,549
 Net payable for foreign exchange contracts                                             137
 Accrued expenses                                                                    42,780
    Total liabilities                                                                                 1,455,426
 NET ASSETS for 1,908,492 shares outstanding                                                       $ 25,441,821
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $ 26,178,381
 Net unrealized appreciation of investments and translation of assets and liabilities in
 foreign currency                                                                                       675,619
 Accumulated net realized loss on investments and foreign currency transactions                      (1,412,179)
    Total Net Assets                                                                               $ 25,441,821
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($14,847,302 / 1,108,581 shares outstanding)                                  $13.39
 Offering Price Per Share (100/94.50 of $13.39)*                                                         $14.17
 Redemption Proceeds Per Share                                                                           $13.39
 CLASS B SHARES:
 Net Asset Value Per Share ($8,813,976 / 665,741 shares outstanding)                                     $13.24
 Offering Price Per Share                                                                                $13.24
 Redemption Proceeds Per Share (94.50/100 of $13.24)**                                                   $12.51
 CLASS C SHARES:
 Net Asset Value Per Share ($1,780,543 / 134,170 shares outstanding)                                     $13.27
 Offering Price Per Share                                                                                $13.27
 Redemption Proceeds Per Share (99.00/100 of $13.27)**                                                   $13.14

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $16,311)                                      $ 289,341
 Interest                                                                                     51,997
     Total income                                                                            341,338
 EXPENSES:
 Investment advisory fee                                                       $ 240,269
 Administrative personnel and services fee                                       185,000
 Custodian fees                                                                  48,533
 Transfer and dividend disbursing agent fees and expenses                        77,284
 Directors'/Trustees' fees                                                          751
 Auditing fees                                                                   17,794
 Legal fees                                                                       4,894
 Portfolio accounting fees                                                       82,583
 Distribution services fee--Class B Shares                                       44,413
 Distribution services fee--Class C Shares                                       10,379
 Shareholder services fee--Class A Shares                                        29,790
 Shareholder services fee--Class B Shares                                        14,804
 Shareholder services fee--Class C Shares                                         3,460
 Share registration costs                                                        40,563
 Printing and postage                                                            24,052
 Insurance premiums                                                               3,310
 Taxes                                                                              653
 Miscellaneous                                                                   10,379
     Total expenses                                                              838,911
 Waivers and reimbursements--
     Waiver of investment advisory fee                        $(240,269)
     Reimbursement of other operating expenses                 (124,922)
          Total waivers and reimbursements                                      (365,191)
                Net expenses                                                                 473,720
                  Net operating loss                                                        (132,382)
               REALIZED AND UNREALIZED GAIN (LOSS) ON
               INVESTMENTS AND FOREIGN CURRENCY
               TRANSACTIONS:
 Net realized loss on investments and foreign currency                                    (1,474,894)
 transactions
 Net change in unrealized appreciation of investments and
 translation of assets and
 liabilities in foreign currency                                                             165,752
     Net realized and unrealized loss on investments and                                  (1,309,142)
     foreign currency transactions
          Change in net assets resulting from operations                                $ (1,441,524)

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED               PERIOD ENDED
                                                                      NOVEMBER 30,              NOVEMBER 30,
                                                                         1997                     1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income/(operating loss)                              $   (132,382)               $  51,143
 Net realized gain (loss) on investments and foreign currency transactions
 ($(1,309,472) net loss and $212,053 net gain respectively, as computed for
 federal tax purposes)                                                 (1,474,894)                 202,797
 Net change in unrealized appreciation of investments and
 translation of assets and
 liabilities in foreign currency                                          165,752                  509,867
  Change in net assets resulting from operations                       (1,441,524)                 763,807
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                          (30,514)                      --
  Class B Shares                                                           (5,869)                      --
  Class C Shares                                                             (443)                      --
 Distributions from net realized gains
  Class A Shares                                                         (154,460)                      --
  Class B Shares                                                          (50,158)                      --
  Class C Shares                                                           (7,444)                      --
  Change in net assets resulting from distributions to                   (248,888)                      --
  shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          41,385,804               13,501,459
 Net asset value of shares issued to shareholders in payment of distributions
 declared                                                                 159,519                       --
 Cost of shares redeemed                                              (20,864,198)              (7,814,158)
  Change in net assets resulting from share transactions               20,681,125                5,687,301
  Change in net assets                                                 18,990,713                6,451,108
 NET ASSETS:
 Beginning of period                                                    6,451,108                      --
 End of period (including undistributed net investment income of
 $0 and $41,887,
 respectively)                                                       $ 25,441,821             $  6,451,108

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED     PERIOD ENDED
                                                                          NOVEMBER 30,    NOVEMBER 30,
                                                                            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.56        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                 (0.06)         0.12
  Net realized and unrealized gain on investments and
  foreign currency transactions                                                 2.38(e)       1.44
  Total from investment operations                                              2.32          1.56
 LESS DISTRIBUTIONS
  Distributions from net investment income                                     (0.08)           --
  Distributions from net realized gain on investments and foreign
  currency transactions                                                        (0.41)           --
  Total distributions                                                          (0.49)           --
 NET ASSET VALUE, END OF PERIOD                                               $13.39        $11.56
 TOTAL RETURN(B)                                                               20.76%        15.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                      2.17%         1.97%*
  Net investment income (loss)                                                 (0.32%)        1.49%*
  Expense waiver/reimbursement(c)                                               1.91%         6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                    $14,847        $4,836
  Average commission rate paid(d)                                            $0.0001       $0.0001
  Portfolio turnover                                                              79%           38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         YEAR ENDED      PERIOD ENDED
                                                                         NOVEMBER 30,     NOVEMBER 30,
                                                                            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.50         $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                           (0.04)         (0.05)
  Net realized and unrealized gain on investments and
  foreign currency transactions                                                 2.24(e)        1.55
  Total from investment operations                                              2.20           1.50
 LESS DISTRIBUTIONS
  Distributions from net investment income                                     (0.05)            --
  Distributions from net realized gain on investments and foreign
  currency transactions                                                        (0.41)            --
  Total distributions                                                          (0.46)            --
 NET ASSET VALUE, END OF PERIOD                                                $13.24        $11.50
 TOTAL RETURN(B)                                                                19.72%        15.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                       2.93%         2.72%*
  Net operating loss                                                            (1.29%)       (1.20%)*
  Expense waiver/reimbursement(c)                                                1.90%         6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                      $8,814        $1,355
  Average commission rate paid(d)                                             $0.0001       $0.0001
  Portfolio turnover                                                               79%           38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED    PERIOD ENDED
                                                                         NOVEMBER 30,    NOVEMBER 30,
                                                                            1997          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.48         $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                           (0.04)         (0.08)
  Net realized and unrealized gain on investments and
  foreign currency transactions                                                 2.27(e)        1.56
  Total from investment operations                                              2.23           1.48
 LESS DISTRIBUTIONS
  Distributions from net investment income                                     (0.03)            --
  Distributions from net realized gain on investments and foreign
  currency transactions                                                        (0.41)            --
  Total distributions                                                          (0.44)            --
 NET ASSET VALUE, END OF PERIOD                                               $13.27         $11.48
 TOTAL RETURN(B)                                                               19.97%         14.80%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                      2.93%          2.72%*
  Net operating loss                                                           (1.23%)        (1.30%)*
  Expense waiver/reimbursement(c)                                               1.90%          6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                     $1,781           $260
  Average commission rate paid(d)                                            $0.0001        $0.0001
  Portfolio turnover                                                              79%            38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated Latin American Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sales price reported on a national securities exchange or the over-the-counter market. In the absence of recorded sales for equity securities, they are recorded according to the mean between the last closing bid and asked prices. Fixed-income securities are valued at the latest bid prices as furnished by an independent pricing service. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
                                      UNDISTRIBUTED NET INVESTMENT
  PAID IN      ACCUMULATED NET     INCOME/ACCUMULATED DISTRIBUTIONS IN
  CAPITAL     REALIZED GAIN/LOSS     EXCESS OF NET INVESTMENT INCOME
  $(190,045)       $62,724                    $127,321

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $1,309,472, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code, and thus will reduce the amount of the distributions to shareholders which would be otherwise necessary to relieve the fund of any liability for federal tax. Pursuant to the code, such capital loss carryforward will expire in 2005.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                              IN                  UNREALIZED
CONTRACTS    SETTLEMENT    CONTRACTS TO    EXCHANGE  CONTRACTS   APPRECIATION
SOLD            DATE      DELIVER/RECEIVE    FOR     AT VALUE   (DEPRECIATION)
Mexican Peso  12/01/1997      803,273      $97,662   $97,799         $(137)

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

 SECURITY                    ACQUISITION DATE         ACQUISITION COST
 Chilectra S.A., ADR       2/28/1996 - 7/10/1997         $472,929

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
 CLASS NAME       CAPITAL STOCK AUTHORIZED
 Class A Shares         135,000,000
 Class B Shares         135,000,000
 Class C Shares         135,000,000
     Total              405,000,000

Transactions in capital stock were as follows:


                                                YEAR ENDED                       PERIOD ENDED
                                            NOVEMBER 30, 1997                NOVEMBER 30, 1996(A)
 CLASS A SHARES                           SHARES          AMOUNT             SHARES        AMOUNT
 Shares sold                              1,717,360      $25,725,399       1,109,989    $11,836,843
 Shares issued to shareholders in
 payment
 of distributions declared                    9,396          107,956              --             --
 Shares redeemed                         (1,036,366)     (15,394,130)       (691,798)    (7,761,894)
  Net change resulting from Class A
  Share
  transactions                              690,390      $10,439,225         418,191    $ 4,074,949

                                                     YEAR ENDED                   PERIOD ENDED
                                                  NOVEMBER 30, 1997          NOVEMBER 30, 1996(B)
 CLASS B SHARES                                SHARES         AMOUNT         SHARES      AMOUNT
 Shares sold                                     793,687    $11,941,024     117,901    $ 1,357,302
 Shares issued to shareholders in payment of
 distributions declared                            3,855         44,100          --             --
 Shares redeemed                                (249,692)    (3,519,328)        (10)          (119)
  Net change resulting from Classs B Share
  transactions                                   547,850    $ 8,465,796      117,891   $ 1,357,183

                                                      YEAR ENDED                 PERIOD ENDED
                                                   NOVEMBER 30, 1997         NOVEMBER 30, 1996(B)
 CLASS C SHARES                              SHARES        AMOUNT          SHARES         AMOUNT
 Shares sold                                   246,035     $ 3,719,381      27,051       $ 307,314
 Shares issued to shareholders in payment
 of
 distributions declared                            652           7,463          --              --
 Shares redeemed                              (135,140)     (1,950,740)     (4,428)        (52,145)
  Net change resulting from Classs C Share
  transactions                                 111,547     $ 1,776,104      22,623       $ 255,169
   Net change resulting from share
   transactions                              1,349,787     $20,681,125     558,705      $5,687,301

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and / or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and / or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. The Fund does not currently make payments to the distributor or charge a fee under the Distribution Plan for Class A Shares.

                       PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
 Class A Shares                0.25%
 Class B Shares                0.75%
 Class C Shares                0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $53,789 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $6,873 of organizational and start-up administrative service expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES    $33,497,740
SALES        $14,055,479

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries was as follows:

               PERCENTAGE OF
 COUNTRY         NET ASSETS
 Argentina        10.92%
 Brazil            34.11
 Chile              6.70
 Colombia           2.18
 Mexico            36.58
 Peru               0.65
 Venezuela          3.66

REPORT OF ERNST & YOUNG LLP,

INDEPENDENT AUDITORS

To the Directors and Shareholders of

WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Latin American Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Latin American Growth Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

January 20, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


[Graphic]

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487796
Cusip 981487788
Cusip 981487770
G01940-01 (1/98)
[Graphic]



 [Graphic]Federated Investors

Federated International High Income Fund

2ND ANNUAL REPORT
NOVEMBER 30, 1997

ESTABLISHED 1996

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its second Annual Report. This report contains complete information about the fund's operation over the fiscal year reporting period from December 1, 1996 through November 30, 1997.

The report begins with a discussion with Robert Kowit, Vice President, who co-manages the fund with Mike Casey, Assistant Vice President, both of Federated Global Research Corp. Their discussion covers international economic and market conditions and fund strategy. Following their commentary is a listing of the fund's international bond investments and the financial statements.

The fund offers shareholders income opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside the U.S.* At the end of the reporting period, the fund's more than $65 million in assets were invested in 51 government bonds and 48 international corporate issues across 33 countries. Thanks to a strong income stream, the fund's total returns were positive for the reporting period, despite a volatile price environment in the wake of the Asian Pacific region's economic problems and a strong U.S. dollar. Share class performance highlights are as follows.**

                   TOTAL               NET ASSET VALUE
                  RETURN   INCOME         MOVEMENT
 Class A Shares    4.02%   $1.02    $10.12 to $9.50 = (6%)
 Class B Shares    3.24%   $0.95    $10.12 to $9.50 = (6%)
 Class C Shares    3.24%   $0.95    $10.12 to $9.50 = (6%)

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were (0.69%), (2.36%), and 2.27%, respectively.

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and add to their accounts on a regular basis to compound their shares and own more shares for future income.+

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,
[Graphic]
Richard B. Fisher
President
January 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Robert Kowit
Vice President
Federated Global Research Corp.

[Graphic]
Mike Casey
Assistant Vice President
Federated Global Research Corp.

[Graphic]
TO WHAT EXTENT DID THE ASIAN CURRENCY CRISIS IMPACT THE DEVELOPED AND EMERGING BOND MARKETS, AND WHAT IMPACT DID THE STRONG U.S. DOLLAR HAVE ON RETURNS?

Emerging bond markets were very volatile late in the fund's fiscal year. The Asian currency crisis caused a major sell-off in the emerging bond markets and the J.P. Morgan Emerging Markets Bond Index Plus* returned (8.11%) for the six-week period ended November 30, 1997. Developed markets did slightly better showing a return of (0.46%) for the same time period, according to the J.P. Morgan Non-U.S. Dollar Bond Index.** The continued strength of the U.S. dollar overshadowed the excellent performance of the developed markets in local terms. For the 12-month fiscal year reporting period ended November 30, 1997, the emerging markets' return was still a positive 10.51%, while the developed market return was (3.5%).

[Graphic]
HOW DID FEDERATED INTERNATIONAL HIGH INCOME FUND PERFORM FOR SHAREHOLDERS OVER THE 12-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 1997?

The fund's total returns, based on net asset value, were: Class A Shares, 4.02%; Class B Shares, 3.24%; and Class C Shares, 3.24%.+ These returns outpaced the negative return of the developed markets and the slightly positive return of the emerging markets.

[Graphic]
INCOME IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT LEVEL OF INCOME DID THE FUND PROVIDE DURING THE REPORTING PERIOD?

While the fund's total return was impacted by a slight decrease in net asset value, the fund paid a healthy monthly income stream totaling $1.02 per share for Class A Shares, $0.95 for Class B Shares, and $0.95 per share for Class C Shares.

* The J.P. Morgan Emerging Market Bonds Index Plus is an unmanaged index that tracks the total returns of external currency denominated debt instruments of 14 emerging markets countries. Investments cannot be made in an index.

** The J.P. Morgan Non U.S.-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

+ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, and C Shares were (0.69%), (2.36%), and 2.27%, respectively.

[Graphic]
DID THE CURRENCY CRISIS IN THE ASIAN REGION--NOTABLY THAILAND, INDONESIA, MALAYSIA AND THE PHILIPPINES--HAVE A SIGNIFICANT IMPACT ON THE FUND?

The Asian currency crisis had an indirect and direct impact on the fund. The indirect impact was the sell-off of all emerging market assets caused by the currency crisis. The direct impact was on the Asian assets held by the fund. The fund held approximately 7% of its assets in Indonesia, 3% in China, and less than 1% in Korea. Many of these holdings were marked down 10-15 points.

[Graphic]
THE FUND MAINTAINS A GENERAL ALLOCATION OF 20%-30% TO DEVELOPED MARKETS AND 70%-80% TO EMERGING MARKETS. WHAT WERE THE TOP INTERNATIONAL GOVERNMENT AND INTERNATIONAL CORPORATE HOLDINGS AS OF NOVEMBER 30, 1997?

The fund's top international government holdings were:

 TOP HOLDINGS              PERCENTAGE
 COUNTRY                  OF PORTFOLIO
 Mexico (emerging)            7.90%
 Ecuador (emerging)           3.82
 Poland (emerging)            3.21
 Russia (emerging)            3.15
 Argentina (emerging)         3.24

The fund's top international corporate holdings were:

 TOP HOLDINGS                               PERCENTAGE
 NAME                  COUNTRY             OF PORTFOLIO
 Espirito Santo     Brazil (emerging)         1.38%
 Durango            Mexico (emerging)         1.37
 Bridas             Argentina (emerging)      1.33
 Vicap              Mexico (emerging)         1.27
 Mechala Note       Jamaica (emerging)        1.15

[Graphic]
WHAT IS YOUR OUTLOOK FOR 1998?

We expect the international markets to remain volatile through the first half of 1998 as the Asian currency crisis and its aftershocks continue to dominate events. Once the Asian turmoil subsides, there should be flows of new money into emerging market assets, which should show reasonable performance through the second half of the year.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]
FEDERATED EMERGING MARKETS FUND

[Graphic]
FEDERATED EUROPEAN GROWTH FUND

[Graphic]
FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]
FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]
FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]
FEDERATED INTERNATIONAL INCOME FUND

[Graphic]
FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]
FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED INTERNATIONAL HIGH INCOME FUND

(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Inter-national High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1997 compared to the
J. P. Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

[Graphic representation omitted  See Appendix #22.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1997 compared to the
J. P. Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

[Graphic representation omitted  See Appendix #23.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1997 compared to the
J. P. Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

[Graphic representation omitted  See Appendix #24.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

     FOREIGN
     CURRENCY                                                                                       VALUE IN
    PAR AMOUNT                                                                                    U.S. DOLLARS
 COMMERCIAL PAPER--0.9%
                           PAPER PRODUCTS--0.4%
   1,000,000,000           APP International, 18.00%, 3/11/1998                                  $     254,101
                           UTILITIES--0.5%
       1,500,000           Eskom CP 1/19/1998                                                          305,959
                            TOTAL COMMERCIAL PAPER (IDENTIFIED COST $699,558)                          560,060
 CORPORATE BONDS--50.9%
                           BANKING--0.9%
         550,000           Bancomext Trust, Bank Guarantee, 11.25%, 5/30/2006                          590,425
                           BEVERAGE & TOBACCO--2.5%
       1,150,000           Empresas La Moderna, 11.375%, 1/25/1999                                   1,167,250
         500,000           Sampoerna International, 8.375%, 6/15/2006                                  450,730
                            Total                                                                    1,617,980
                           BUILDING & DEVELOPMENT--0.9%
         500,000           Cemex SA, Bond, 12.75%, 7/15/2006                                           587,500
                           CABLE TELEVISION--0.8%
         650,000           Rogers Communications, Inc., 10.50%, 2/14/2006                              510,909
                           CONGLOMERATES--2.3%
   1,000,000,000           Dharmala Intiutama, 16.00%, 1/20/1998                                       137,080
   1,000,000,000           Dharmala Intiutama, 18.50%, 2/24/1998                                        68,540
         350,000           Mechala Group Jamaica, Series REGS, 12.00%, 2/15/2002                       325,500
       1,000,000           Mechala Group Jamaica, Note, 12.75%, 12/30/1999                             970,000
                            Total                                                                    1,501,120
                           CONSTRUCTION--0.9%
         600,000           Corporacion GEO, S.A. de C.V., Note, 10.00%, 5/23/2002                      612,000
                           CONTAINER & GLASS PRODUCTS--1.2%
         750,000           Vicap SA, Sr. Note, 11.375%, 5/15/2007                                      811,875

FEDERATED INTERNATIONAL HIGH INCOME FUND

     FOREIGN
     CURRENCY                                                                                       VALUE IN
    PAR AMOUNT                                                                                    U.S. DOLLARS
 CORPORATE BONDS--CONTINUED
                           FINANCE--0.7%
         500,000           Unexim Int'l. Finance, 9.875%, 1/1/2000                               $     437,500
                           FINANCIAL INTERMEDIARIES--2.2%
       1,260,000           Brierley Investments Ltd., Bond, 9.00%, 3/15/2002                           798,431
       4,294,000           Nykredit, Mtg. Bond, 8.00%, 10/1/2029                                       662,102
                            Total                                                                    1,460,533
                           FOREST PRODUCTS--7.1%
         500,000           Asia Pulp & Paper Co. Ltd., Company Guarantee, 11.75%,
                           10/1/2005                                                                   505,000
         800,000           Indah Kiat Int'l. Finance, Company Guarantee, 11.875%, 6/15/2002            822,000
         950,000           Indah Kiat Int'l. Finance, Company Guarantee, 12.50%, 6/15/2006             997,500
       1,550,000           Klabin Fabricadora Papel, Company Guarantee, Series REGS,
                           11.00%, 8/12/2004                                                         1,524,812
         700,000           TJiwi Kim Global, Company Guarantee, 13.25%, 8/1/2001                       763,868
                            Total                                                                    4,613,180
                           INDUSTRIAL PRODUCTS & EQUIPMENT--0.7%
         450,000           Sophora Comercio, 11.50%, 11/10/1998                                        459,000
                           OIL & GAS--4.1%
         750,000           Bariven SA, Company Guarantee, 10.625%, 3/17/2002                           801,750
         482,634           Centragas, 10.65%, 12/1/2010                                                512,060
         450,000           Invergas SA, Note, 12.50%, 12/16/1999                                       475,875
         450,000           MetroGas S.A., Sr. Note, 12.00%, 8/15/2000                                  483,750
         400,000           Petroleo Brasileiro SA, 10.40%, 6/8/1998                                    402,000
                            Total                                                                    2,675,435
                           PACKAGING--1.4%
         800,000           Grupo Industrial Durango SA de CV, 12.625%, 8/1/2003                        886,000

FEDERATED INTERNATIONAL HIGH INCOME FUND

     FOREIGN
     CURRENCY                                                                                       VALUE IN
    PAR AMOUNT                                                                                    U.S. DOLLARS
 CORPORATE BONDS--CONTINUED
                           STEEL--2.8%
         500,000        (a)Altos Hornos De Mexico, Bond, 11.875%, 4/30/2004                      $     528,750
         300,000           Metalurgica Gerdau, Company Guarantee, 10.25%, 11/23/2001                   306,900
         200,000           Metalurgica Gerdau, Company Guarantee, 11.125%, 5/24/2004                   195,920
         700,000           Tubos de Acero de Mexico SA, Unsub., 13.75%, 12/8/1999                      784,000
                            Total                                                                    1,815,570
                           SURFACE TRANSPORTATION--3.5%
         500,000           GS Superhighway, Sr. Note, 10.25%, 8/15/2007                                460,000
     450,000,000           Societe Nationale Des Chemins, Sr. Unsub., 9.20%, 6/22/2006                 282,494
         500,000           Road King Infrastructure, Series 144a, 9.50%, 7/15/2007                     447,500
       2,600,000           Trans Caledon Tunnel Authority, 13.00%, 9/15/2010                           487,249
       1,500,000           Transnet Ltd., Foreign Gov't. Guarantee, Series T016, 11.50%,
                           2/15/1999                                                                   298,067
         250,000        (a)Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                 270,000
                            Total                                                                    2,245,310
                           TELECOMMUNICATIONS & CELLULAR--10.8%
         500,000           CANTV Finance Ltd., Company Guarantee, 9.25%, 2/1/2004                      496,250
       2,100,000           Clearnet Communications, Sr. Disc. Note, 8/13/2007                          894,935
         200,000        (a)Comtel Brasileir, Note, 10.75%, 9/26/2004                                   188,250
         300,000           Comtel Brasileir, Note, Series REGS, 10.75%, 9/26/2004                      285,000
       1,185,000           Grupo Televisa S.A., Sr. Disc. Note, 0/13.25%, 5/15/2008                    899,119
       3,200,000           Microcell Telecommunications, Sr. Disc. Note, 0/11.125%,
                           10/15/2007                                                                1,145,786
         500,000           Philippine Long Distance Telephone Co., Deb., 10.625%, 6/2/2004             517,500
       1,850,000           Telefonica de Argentina S.A., Note, 11.875%, 11/1/2004                    2,081,250
         500,000           Tricom, S.A., Sr. Note, 11.375%, 9/1/2004                                   487,500
                            Total                                                                    6,995,590

FEDERATED INTERNATIONAL HIGH INCOME FUND

     FOREIGN
     CURRENCY                                                                                       VALUE IN
    PAR AMOUNT                                                                                    U.S. DOLLARS
 CORPORATE BONDS--CONTINUED
                           TEXTILES--1.6%
   1,000,000,000           Polysindo International Finance Co. BV, 3/27/1998                     $     247,293
         800,000           Polysindo International Finance Co. BV, Company Guarantee,
                           11.375%, 6/15/2006                                                          810,000
                            Total                                                                    1,057,293
                           UTILITIES--6.5%
         650,000           AES China Generating Co., Note, 10.125%, 12/15/2006                         656,500
         800,000           Bridas Corp., Sr. Note, 12.50%, 11/15/1999                                  847,000
         600,000           Comp Paranaense De Energ, 9.75%, 5/2/2005                                   558,000
       1,000,000           CIA Saneamento Basico, Bond, 10.00%, 7/28/2005                              922,500
       1,000,000           Espirito Santo Financial Holding SA, 10.00%, 7/15/2007                      882,500
         500,000           National Power Co. PLC, 8.00%, 2/21/2007                                    362,580
                            Total                                                                    4,229,080
                            TOTAL CORPORATE BONDS (IDENTIFIED COST $35,060,309)                     33,106,300
                           GOVERNMENT AGENCIES--42.4%
       1,500,000           Argentina Global, Bond, 11.375%, 1/30/2017                                1,588,500
       1,000,000           Bundesrepublic Deutschland, 6.00%, 7/4/2007                                 588,375
     350,000,000           European Bank for Reconstruction and Development, Bond,
                           10.00%, 5/2/2002                                                            256,626
     100,000,000           Government of Hungary, 16.50%, 7/24/1999                                    488,777
      35,850,000           Government of Kenya, 25.25% accrual, 12/1/1997                              563,377
     130,000,000           Hellenic Republic, Bond, 11.00%, 10/23/2003                                 446,882
      50,000,000           Hellenic Republic, Bond, 11/26/2003                                         171,733
      75,000,000           Hellenic Republic, Bond, 12.60%, 12/31/2003                                 254,835
     100,000,000           Hellenic Republic, Bond, 13.50%, 12/27/2002                                 353,696
     150,000,000           Hellenic Republic, Bond, 9.80%, 3/21/2000                                   487,981
     100,000,000           Hungary, Bond, 16.50%, 4/12/1999                                            488,527
      45,000,000           Hungary, Bond, 24.00%, 3/21/1998                                            227,917

FEDERATED INTERNATIONAL HIGH INCOME FUND

     FOREIGN
     CURRENCY                                                                                       VALUE IN
    PAR AMOUNT                                                                                    U.S. DOLLARS
 GOVERNMENT AGENCIES--CONTINUED
       7,500,000           International Finance Corp., Note, 11.75%, 8/15/1999                  $     179,958
       1,000,000           Islamic Republic of Pakistan, Deb., 11.50%, 12/22/1999                    1,048,990
   1,300,000,000           Italy (Republic of), Deb., 10.50%, 4/1/2005                                 961,176
       1,050,000           Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                 167,455
      10,000,000           Mexican Cetes, 10/22/1998                                                 1,018,445
      10,380,000           Mexican Cetes, 9/24/1998                                                  1,071,680
       1,250,000           Ministry Finance Russia, 10.00%, 6/26/2007                                1,109,375
         450,000           Ministry Finance Russia, Unsub., 9.25%, 11/27/2001                          430,875
         750,000           National Bank of Romania, 9.75%, 6/25/1999                                  757,969
         500,000           New South Wales Treasury, Local Gov't. Guarantee, 12.60%,
                           5/1/2006                                                                    476,237
         500,000           Oblast Nizhniy Novgorod, 8.75%, 10/3/2002                                   423,750
         500,000           Philippines, 8.75%, 10/7/2016                                               442,350
       2,500,000           Poland Gov't. Bond, 12.00%, 2/12/2003                                       504,594
       1,000,000           Poland Gov't. Bond, 12.00%, 6/12/2002                                       204,976
       4,250,000           Poland Gov't. Bond, 15.00%, 10/12/1999                                    1,045,377
         500,000           Poland Gov't. Bond, 15.00%, 6/12/1999                                       127,933
         600,000           Poland (Republic of) Bond, 16.00%, 10/12/1998                               158,100
         500,000           Republic of Argentina, Note, 11.75%, 2/12/2007                              465,170
       2,350,000           Republic of Ecuador, 11.25%, 4/25/2002                                    2,420,500
       2,050,000           Romania, Bond, 7.75%, 6/17/2002                                           1,121,775
         500,000           Russia, 10.00%, 6/26/2007                                                   452,555
       2,000,000           South Africa (Republic of) Bond, 12.00%, 2/28/2005                          370,506
       1,000,000           South Africa (Republic of) Bond, 12.50%, 12/21/2006                         186,168
       2,000,000           South Africa (Republic of) Bond, 12.50%, 1/15/2002                          389,181
       3,600,000           Swedish Government, Bond, 8.00%, 8/15/2007                                  525,111
         500,000           Trinidad and Tobago, Unsub., 11.75%, 10/3/2004                              608,750
         400,000           Turkey, 10.00%, 5/23/2002                                                   419,400

FEDERATED INTERNATIONAL HIGH INCOME FUND

     FOREIGN
     CURRENCY
  PAR AND SHARE                                                                                     VALUE IN
      AMOUNT                                                                                      U.S. DOLLARS
 GOVERNMENT AGENCIES--CONTINUED
         700,000           Turkey, 10.00%, 9/19/2007                                             $     686,861
         600,000           Turkey, Deb., 11.50%, 4/27/1999                                             629,700
         300,000           United Kingdom Treasury, Foreign Gov't. Guarantee, 11.75%,
                           1/22/2007                                                                   613,071
         500,000           United Mexican States, Bond, 9.875%, 1/15/2007                              517,005
     350,000,000           Venezuela, 20.78%, 1/8/1998                                                 700,109
       1,000,000           Venezuela, Sr. Unsub., 9.125%, 6/18/2007                                    945,000
      17,000,000           World Bank, Unsub., 13.75%, 9/18/1998                                       477,814
                            TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $28,596,048)                 27,575,142
 WARRANTS--0.0%
                           SOVEREIGN--0.0%
           2,500           Venezuela Rep Oil Linked, Warrants (IDENTIFIED COST $0)                           0
 (B)REPURCHASE AGREEMENT--3.3%
 $     2,125,000           BT Securities Corporation, 5.73%, dated 11/28/1997,
                           due 12/1/1997 (AT AMORTIZED COST)                                         2,125,000
                            TOTAL INVESTMENTS (IDENTIFIED COST $66,480,915)(C)                   $  63,366,502

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $987,000 which represents 1.5% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $66,480,915. The net unrealized depreciation of investments on a federal tax basis amounts to $3,113,758 which is comprised of $386,559 appreciation and $3,500,317 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($65,038,804) at November 30, 1997.

The following acronyms are used throughout this portfolio:

CP  --Commercial Paper
PLC --Public Limited Company
SA  --Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost $66,480,915)                   $  63,366,502
 Cash                                                                                                     21,456
 Cash denominated in foreign currencies (at identified cost $136,426)                                    137,081
 Income receivable                                                                                     1,848,886
 Receivable for shares sold                                                                            1,585,307
 Deferred organizational costs                                                                            42,500
    Total assets                                                                                      67,001,732
 LIABILITIES:
 Payable for investments purchased                                                      $1,542,542
 Payable for shares redeemed                                                                 6,008
 Income distribution payable                                                               331,676
 Payable for taxes withheld                                                                  4,299
 Accrued expenses                                                                           78,403
    Total liabilities                                                                                  1,962,928
 NET ASSETS for 6,847,097 shares outstanding                                                       $  65,038,804
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $  68,162,037
 Net unrealized depreciation of investments and translation of assets and liabilities                 (3,121,426)
 in foreign currency
 Accumulated net realized gain on investments and foreign currency transactions                          401,272
 Distributions in excess of net investment income                                                       (403,079)
    Total Net Assets                                                                               $  65,038,804
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($9,073,470 / 955,093 shares outstanding)                                       $9.50
 Offering Price Per Share (100/95.50 of $9.50)*                                                            $9.95
 Redemption Proceeds Per Share                                                                             $9.50
 CLASS B SHARES:
 Net Asset Value Per Share ($49,928,826 / 5,256,527 shares outstanding)                                    $9.50
 Offering Price Per Share                                                                                  $9.50
 Redemption Proceeds Per Share (94.50/100 of $9.50)**                                                      $8.98
 CLASS C SHARES:
 Net Asset Value Per Share ($6,036,508 / 635,477 shares outstanding)                                       $9.50
 Offering Price Per Share                                                                                  $9.50
 Redemption Proceeds Per Share (99.00/100 of $9.50)**                                                      $9.41

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $11,970)                                  $  3,612,529
 EXPENSES:
 Investment advisory fee                                                $   272,638
 Administrative personnel and services fee                                  185,000
 Custodian fees                                                              61,201
 Transfer and dividend disbursing agent fees and expenses                   101,183
 Directors'/Trustees' fees                                                      939
 Auditing fees                                                               17,794
 Legal fees                                                                   1,611
 Portfolio accounting fees                                                   87,264
 Distribution services fee--Class B Shares                                  195,482
 Distribution services fee--Class C Shares                                   17,618
 Shareholder services fee--Class A Shares                                     9,154
 Shareholder services fee--Class B Shares                                    65,161
 Shareholder services fee--Class C Shares                                     5,873
 Share registration costs                                                    50,124
 Printing and postage                                                        26,063
 Insurance premiums                                                           3,400
 Taxes                                                                           89
 Miscellaneous                                                                4,576
    Total expenses                                                        1,105,170
 Waivers and reimbursements--
    Waiver of investment advisory fee                       $ (272,638)
    Reimbursement of other operating expenses                 (377,447)
         Total waivers and reimbursements                                  (650,085)
             Net expenses                                                                  455,085
                  Net investment income                                                  3,157,444
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency                                    (127,533)
 transactions
 Net change in unrealized depreciation of investments and
 translation of
 assets and liabilities in foreign currency                                             (3,203,065)
    Net realized and unrealized gain on investments and                                 (3,330,598)
    foreign currency transactions
         Change in net assets resulting from operations                               $   (173,154)

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED      PERIOD ENDED
                                                                          NOVEMBER 30,     NOVEMBER 30,
                                                                              1997            1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                   $   3,157,444   $     85,010
 Net realized gain (loss) on investments and foreign currency transactions ($401,272 net gain and $0, respectively, as computed
 for federal tax purposes)                                                    (127,533)           227
 Net change in unrealized appreciation (depreciation) of investments
 and translation of assets and liabilities in foreign currency              (3,203,065)        81,639
   Change in net assets resulting from operations                             (173,154)       166,876
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Class A Shares                                                             (371,540)       (69,102)
   Class B Shares                                                           (2,435,667)       (15,313)
   Class C Shares                                                             (217,775)          (595)
 Distributions in excess of net investment income
   Class A Shares                                                                   --         (6,963)
   Change in net assets resulting from distributions to shareholders        (3,024,982)       (91,973)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                               65,492,534     13,882,835
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                      1,066,512          8,455
 Cost of shares redeemed                                                    (4,400,916)    (7,887,383)
   Change in net assets resulting from share transactions                   62,158,130      6,003,907
    Change in net assets                                                    58,959,994      6,078,810
 NET ASSETS:
 Beginning of period                                                         6,078,810             --
 End of period                                                           $  65,038,804   $  6,078,810

(a) For the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED        PERIOD ENDED
                                                                          NOVEMBER 30,       NOVEMBER 30,
                                                                             1997              1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.12            $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                         1.18              0.17(e)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                (0.78)             0.13
  Total from investment operations                                              0.40              0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income                                     (1.02)            (0.17)
  Distributions in excess of net investment income                                --             (0.01)(b)
  Total distributions from net investment income                               (1.02)            (0.18)
 NET ASSET VALUE, END OF PERIOD                                               $ 9.50            $10.12
 TOTAL RETURN(C)                                                                4.02%             2.99%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                      0.75%             0.75%*
  Net investment income                                                        10.54%             9.19%*
  Expense waiver/reimbursement(d)                                               2.03%             8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                     $9,073              $599
  Portfolio turnover                                                              93%                0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e)Per share information is based on the bi-monthly average number of shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED       PERIOD ENDED
                                                                              NOVEMBER 30,      NOVEMBER 30,
                                                                                  1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.12           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                             0.96             0.18(b)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                    (0.63)            0.11
  Total from investment operations                                                  0.33             0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                                         (0.95)           (0.17)
 NET ASSET VALUE, END OF PERIOD                                                   $ 9.50           $10.12
 TOTAL RETURN(C)                                                                    3.24%            2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                          1.50%            1.50%*
  Net investment income                                                             9.73%            8.92%*
  Expense waiver/reimbursement(d)                                                   2.03%            8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                        $49,929           $5,397
  Portfolio turnover                                                                  93%               0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED      PERIOD ENDED
                                                                          NOVEMBER 30,     NOVEMBER 30,
                                                                              1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                          $10.12          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                          0.98            0.17(b)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                 (0.65)           0.12
  Total from investment operations                                               0.33            0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                                      (0.95)          (0.17)
 NET ASSET VALUE, END OF PERIOD                                                $ 9.50          $10.12
 TOTAL RETURN(C)                                                                 3.24%           2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                       1.50%           1.50%*
  Net investment income                                                         10.04%           8.67%*
  Expense waiver/reimbursement(d)                                                2.03%           8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                      $6,037             $83
  Portfolio turnover                                                               93%              0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of eight portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS --U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  REPURCHASE AGREEMENTS --It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS --Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

              INCREASE (DECREASE)
                        ACCUMULATED DISTRIBUTIONS
    ACCUMULATED NET           IN EXCESS OF
   REALIZED GAIN/LOSS     NET INVESTMENT INCOME
       $528,805                $(528,805)

  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES --It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS --The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS --The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1997, the Fund had no outstanding foreign currency commitments.

  FOREIGN CURRENCY TRANSLATION --The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES --Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at November 30, 1997 is as follows:

   SECURITY                        ACQUISITION DATE    ACQUISITION COST
   Altos Hornos De Mexico, Bond        04/30/1997         $498,040
   Comtel Brasileir, Note              10/02/1996          265,625
   Zhuhai Highway, Sub. Note           10/02/1996          205,000

  USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER --Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                                  NUMBER OF PAR VALUE
 CLASS NAME                     CAPITAL STOCK AUTHORIZED
 Class A Shares                       135,000,000
 Class B Shares                       135,000,000
 Class C Shares                       135,000,000
  Total shares authorized             405,000,000

Transactions in capital stock were as follows:

                                                 YEAR ENDED                  PERIOD ENDED
                                              NOVEMBER 30, 1997           NOVEMBER 30, 1996(A)
 CLASS A SHARES                           SHARES         AMOUNT         SHARES        AMOUNT
 Shares sold                               947,873  $    9,368,221      844,791   $  8,447,943
 Shares issued to shareholders in
 payment of distributions declared          16,193         159,561          104          1,048
 Shares redeemed                           (68,227)       (673,400)    (785,641)    (7,887,383)
  Net change resulting from Class A
  Share transactions                       895,839   $   8,854,382       59,254   $    561,608

                                                   YEAR ENDED                PERIOD ENDED
                                               NOVEMBER 30, 1997          NOVEMBER 30, 1996(B)
 CLASS B SHARES                          SHARES          AMOUNT         SHARES        AMOUNT
 Shares sold                             4,965,419   $  49,422,176      532,539   $  5,353,399
 Shares issued to shareholders in
 payment of distributions declared          80,852         796,727          696          7,044
 Shares redeemed                          (322,979)     (3,166,390)          --             --
  Net change resulting from Class B
  Share transactions                     4,723,292   $  47,052,513      533,235   $  5,360,443

                                                  YEAR ENDED                 PERIOD ENDED
                                               NOVEMBER 30, 1997          NOVEMBER 30, 1996(B)
 CLASS C SHARES                          SHARES          AMOUNT         SHARES        AMOUNT
 Shares sold                               673,112   $   6,702,138        8,154   $     81,493
 Shares issued to shareholders in
 payment of distributions declared          11,256         110,223           36            363
 Shares redeemed                           (57,081)       (561,126)          --             --
  Net change resulting from Class C
  Share transactions                       627,287   $   6,251,235        8,190   $     81,856
  Net change resulting from share
  transactions                           6,246,418   $  62,158,130      600,679   $  6,003,907

(a) Reflects operations from October 2, 1996 (date of initial public investment) to November 30, 1996.

(b) Reflects operations from October 2, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE --Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets.

  The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE --Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE --The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          PERCENTAGE OF AVERAGE
   SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
   Class A Shares                0.25%
   Class B Shares                0.75%
   Class C Shares                0.75%

  The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

  For the year ended November 30, 1997, Class A Shares did not incur a distribution services fee.

  SHAREHOLDER SERVICES FEE --Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES --FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES --FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES --Organizational and start-up administrative service expenses of $34,676 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $3,851 of organizational and start-up administrative service expenses.

  GENERAL --Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES    $87,408,142
SALES        $28,496,434

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of countries was as follows:

                      PERCENTAGE                              PERCENTAGE
 COUNTRY            OF NET ASSETS    COUNTRY                 OF NET ASSETS
 Argentina               9.14%       Kenya                        0.87%
 Australia               0.73        Korea, Republic of           0.39
 Brazil                  8.80        Mexico                      14.57
 Canada                  3.92        New Zealand                  1.23
 China                   2.82        Pakistan                     1.61
 Colombia                0.79        Philippines                  1.48
 Czech Republic          0.73        Poland                       3.14
 Denmark                 1.28        Romania                      2.89
 Dominican Republic      0.75        Russia                       4.39
 Ecuador                 3.72        Slovakia                     0.28
 France                  0.43        South Africa                 2.66
 Germany                 0.90        Sweden                       0.81
 Greece                  2.64        Trinidad and Tobago          0.94
 Hungary                 1.85        Turkey                       2.67
 Indonesia               7.77        United Kingdom               1.50
 Italy                   1.48        Venezuela                    4.53
 Jamaica                 1.99

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of

WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International High Income Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of World Investment Series, Inc. at November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]FEDERATED INVESTORS
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487762
Cusip 981487754
Cusip 981487747
G01949-01 (1/98)
[Graphic]




1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/24/94 to 11/30/97. The "y" axis is measured in increments of $1,000 ranging from $0 to $7,000 and indicates that the ending value of hypothetical initial investment of $4,000, assuming the 5.50% sales charge, in the Federated World Utility Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,156 on 11/30/97.

2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 11/30/97. The "y" axis is measured in increments of $2,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated World Utility Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $5,341 on 11/30/97.

3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated World Utility Fund (Class A Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, FT Actuaries/S&P Global Utility Index (FTGUI) is represented by a dashed line, and the Lipper Utility Funds Average (LPUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated World Utility Fund (Class A Shares) for the period from February 22, 1994 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated World Utility Fund (Class A Shares) as compared to the S&P 500, FTGUI, and LPUFA; the ending values are $15,552, $23,185, $15,185, and $15,979, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated World Utility Fund (Class A Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 12.52% and 12.69%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated World Utility Fund (Class B Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, FT Actuaries/S&P Global Utility Index (FTGUI) is represented by a dashed line, and the Lipper Utility Funds Average (LPUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated World Utility Fund (Class B Shares) for the period from July 27, 1995 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated World Utility Fund (Class B Shares) as compared to the S&P 500, FTGUI, and LPUFA; the ending values are $14,287, $17,880, $14,210, and $14,749, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated World Utility Fund (Class B Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 12.19% and 16.43%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated World Utility Fund (Class C Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, FT Actuaries/S&P Global Utility Index (FTGUI) is represented by a dashed line, and the Lipper Utility Funds Average (LPUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated World Utility Fund (Class C Shares) for the period from July 27, 1995 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated World Utility Fund (Class C Shares) as compared to the S&P 500, FTGUI, and LPUFA; the ending values are $14,749, $17,880, $14,210, and $14,749, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated World Utility Fund (Class C Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 17.15% and 17.91%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated World Utility Fund (Class F Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, FT Actuaries/S&P Global Utility Index (FTGUI) is represented by a dashed line, and the Lipper Utility Funds Average (LPUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated World Utility Fund (Class F Shares) for the period from February 22, 1994 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated World Utility Fund (Class F Shares) as compared to the S&P 500, FTGUI, and LPUFA; the ending values are $15,964, $23,185, $15,185 and $15,979, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated World Utility Fund (Class F Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 16.70% and 13.85%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Asia Pacific Growth Fund (Class A Shares) is represented by a solid line, whereas Morgan Stanley Capital International Asia Pacific Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class A Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Asia Pacific Growth Fund (Class A Shares) as compared to Morgan Stanley Capital International Asia Pacific Index; the ending values are $7,381 and $7,082, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Asia Pacific Growth Fund (Class A Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: (28.02%) and (15.85%), respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Asia Pacific Growth Fund (Class B Shares) is represented by a solid line, whereas Morgan Stanley Capital International Asia Pacific Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class B Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Asia Pacific Growth Fund (Class B Shares) as compared to Morgan Stanley Capital International Asia Pacific Index; the ending values are $7,359 and $7,082, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Asia Pacific Growth Fund (Class B Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: (28.36%) and (15.99%), respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Asia Pacific Growth Fund (Class C Shares) is represented by a solid line, whereas Morgan Stanley Capital International Asia Pacific Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class C Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Asia Pacific Growth Fund (Class C Shares) as compared to Morgan Stanley Capital International Asia Pacific Index; the ending values are $7,740 and $7,082, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Asia Pacific Growth Fund: total return figures for the one-year period and start of performance-to-date total returns are as follows: (24.90%) and (13.55%), respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Emerging Markets Fund (Class A Shares) is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class A Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Emerging Markets Fund (Class A Shares) as compared to International Finance Corporation Investable Composite Index; the ending values are $10,999 and $8,554, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Emerging Markets Fund (Class A Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: (0.94%) and 5.58%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Emerging Markets Fund (Class B Shares) is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class B Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Emerging Markets Fund (Class B Shares) as compared to International Finance Corporation Investable Composite Index; the ending values are $11,032 and $8,554, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Emerging Markets Fund (Class B Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: (1.36%) and 5.73%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Emerging Markets Fund (Class C Shares) is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class C Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Emerging Markets Fund (Class C shares) as compared to International Finance Corporation Investable Composite Index; the ending values are $11,500 and $8,554, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Emerging Markets Fund (Class C Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 3.08% and 8.27%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated European Growth Fund (Class A Shares) is represented by a solid line, whereas Morgan Stanley Capital International (Europe) Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated European Growth Fund (Class A Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated European Growth Fund (Class A Shares) as compared to Morgan Stanley Capital International (Europe) Index; the ending values are $13,107 and $14,095, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated European Growth Fund (Class A Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows: 11.04% and 16.66%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated European Growth Fund (Class B Shares) is represented by a solid line, whereas Morgan Stanley Capital International (Europe) Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated European Growth Fund (Class B Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated European Growth Fund (Class B Shares) as compared to Morgan Stanley Capital International (Europe) Index; the ending values are $13,202 and $14,095, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Fund Name (Class Name): total return figures for the one-year period and start of performance-to-date total returns are as follows:
10.86% and 17.13%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated European Growth Fund (Class C Shares) is represented by a solid line, whereas Morgan Stanley Capital International (Europe) Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated European Growth Fund (Class C Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated European Growth Fund (Class C Shares) as compared to Morgan Stanley Capital International (Europe) Index; the ending values are $13,671 and $14,095, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated European Growth Fund (Class C Shares): total return figures for the one-year period and start of performance-to-date total returns are as follows: 15.48% and 19.48%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International Small Company Fund (Class A Shares) is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International Small Company Fund (Class A Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International Small Company Fund (Class A Shares) as compared to FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $13,466 and $9,424, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International Small Company Fund (Class A Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows: 9.87% and 18.47%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International Small Company Fund (Class B Shares) is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International Small Company Fund (Class B Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International Small Company Fund (Class B Shares) as compared to FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $13,687 and $9,424, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International Small Company Fund (Class B Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows: 9.84% and 19.13%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International Small Company Fund (Class C Shares) is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International Small Company Fund (Class C Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International Small Company Fund (Class C Shares) as compared to FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $14,060 and $9,424, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International Small Company Fund (Class C Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows: 14.36% and 21.41%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Latin American Growth Fund (Class A Shares) is represented by a solid line, whereas Morgan Stanley Capital International Latin American-Free Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class A Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Latin American Growth Fund (Class A Shares) as compared to Morgan Stanley Capital International Latin American-Free Index; the ending values are $13,192 and $14,041, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Latin American Growth Fund (Class A Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
14.15% and 17.10%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Latin American Growth Fund (Class B Shares) is represented by a solid line, whereas Morgan Stanley Capital International Latin American-Free Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class B Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Latin American Growth Fund (Class B Shares) as compared to Morgan Stanley Capital International Latin American-Free Index; the ending values are $13,279 and $14,041, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Latin American Growth Fund (Class B Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
14.03% and 17.52%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated Latin American Growth Fund (Class C Shares) is represented by a solid line, whereas Morgan Stanley Capital International Latin American-Free Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class C Shares) for the period from February 28, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated Latin American Growth Fund (Class C Shares) as compared to Morgan Stanley Capital International Latin American-Free Index; the ending values are $13,773 and $14,041, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated Latin American Growth Fund (Class C Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
18.97% and 19.99%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International High Income Fund (Class A Shares) is represented by a solid line, whereas J.P. Morgan Emerging Markets Bond Index Plus is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International High Income Fund (Class A Shares) for the period from October 2, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International High Income Fund (Class A Shares) as compared to J.P. Morgan Emerging Markets Bond Index Plus; the ending values are $10,231 and $11,603, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International High Income Fund (Class A Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
(0.69%) and 1.99%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International High Income Fund (Class B Shares) is represented by a solid line, whereas J.P. Morgan Emerging Markets Bond Index Plus is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International High Income Fund (Class B Shares) for the period from October 2, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International High Income Fund (Class B Shares) as compared to J.P. Morgan Emerging Markets Bond Index Plus; the ending values are $10,117 and $11,603, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International High Income Fund (Class B Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
(2.36%) and 1.04%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Federated International High Income Fund (Class C Shares) is represented by a solid line, whereas J.P. Morgan Emerging Markets Bond Index Plus is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated International High Income Fund (Class C Shares) for the period from October 2, 1996 (start of performance) to November 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated International High Income Fund (Class C Shares) as compared to J.P. Morgan Emerging Markets Bond Index Plus; the ending values are $10,620 and $11,603, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Federated International High Income Fund (Class C Shares) total return figures for the one-year period and start of performance-to-date total returns are as follows:
2.27% and 5.31%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.